As filed with the Securities and Exchange Commission on December 30, 2003.
                                               1933 Act File No: 333-109762
                                               1940 Act File No: 811-10463

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.  ______                             ________

Post-Effective Amendment No. __1____                            ____X___

                                                                and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. __2___                                            __X_____

                        (Check appropriate box or boxes.)

                            JNLNY Separate Account IV
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

               Jackson National Life Insurance Company of New York
--------------------------------------------------------------------------------
                               (Name of Depositor)

                2900 Westchester Avenue, Purchase, New York 10577
--------------------------------------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

                                 (888) 367-5651
--------------------------------------------------------------------------------
               Depositor's Telephone Number, including Area Code:

                                                With a copy to:

Susan S. Rhee                                   Christopher S. Petito, Esq.
Asst. Vice President                            Jorden Burt LLP
& Assoc. General Counsel                        1025 Thomas Jefferson St. NW
Jackson National Life                           Suite 400 East
Insurance Company                               Washington, DC 20007-5201
1 Corporate Way
Lansing, MI 48951
                     (Name and Address of Agent for Service)


It is  proposed   that  this   filing  will  become   effective (check
appropriate box):

  X      immediately upon filing pursuant to paragraph (b).
----
         on (date) pursuant to paragraph (b).
----
         60 days after filing pursuant to paragraph (a)(1).
----
         on (date) pursuant to paragraph (a)(1) of Rule 485.
----

Approximate Date of Proposed Public Offering:  N/A

If appropriate, check the following box:

         This  post-effective  amendment  designates a new effective  date for a
----     previously filed post-effective amendment.

Title of Securities Being Registered: Variable Portion of Flexible Premium Variable Universal Life Insurance Policies

                              PERSPECTIVE INVESTOR

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                    ISSUED BY
              JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORKSM
                             IN CONNECTION WITH ITS
                            JNLNY SEPARATE ACCOUNT IV
                             2900 Westchester Avenue
                                    Suite 305
                            Purchase, New York 10577


               JACKSON NATIONAL LIFE(R) OF NEW YORK SERVICE CENTER
                                 P.O. BOX 30900
                             LANSING, MI 48909-8400
                                 1-800-599-5651


                               IMG SERVICE CENTER
                                 P.O. BOX 30901
                          LANSING, MICHIGAN 48909-8401
                                 1-888-464-7779

Jackson National Life Insurance Company of New York (the "Company" or "Jackson National(R)") is offering the flexible premium variable life insurance policies described in this prospectus. The policies provide insurance coverage on the life of one Insured. Please read this prospectus carefully before investing and keep it for future reference.


The policies currently offer 39 allocation options, including 38 variable investment options, each of which is an Investment Division of JNLNY Separate Account IV and our Fixed Account. Each Investment Division invests exclusively in shares of one of the portfolios of JNL(R) Series Trust, JNL Variable Fund LLC or JNLNY Variable Fund I LLC.


We do not guarantee a minimum Policy Value on amounts allocated to the Investment Divisions and, therefore, the policies do not have a guaranteed minimum Policy Value. The portion of your Policy Value in the Separate Account will vary depending on the investment performance of the portfolios underlying the Investment Divisions to which you allocate your premium. You bear the entire investment risk on amounts allocated to the Investment Divisions. The investment policies and risks of each portfolio are described in the accompanying prospectuses for the JNL(R) Series Trust, JNL Variable Fund LLC and JNLNY Variable Fund I LLC and its portfolios. The Policy Value will also reflect premiums paid, amounts withdrawn, and cost of insurance and other charges.


FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THEY ARE NOT DEPOSITS OF ANY BANK OR INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.


IT MAY NOT BE ADVANTAGEOUS FOR YOU TO PURCHASE VARIABLE LIFE INSURANCE TO REPLACE YOUR EXISTING INSURANCE COVERAGE OR TO PURCHASE ADDITIONAL VARIABLE LIFE INSURANCE IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE POLICY.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. JACKSON NATIONAL DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS BASED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS DECEMBER 30, 2003.

                           TABLE OF CONTENTS [UPDATE]


SUMMARY............................................................................................................
   Description of the Policy and Policy Benefits...................................................................
   Risks of the Policy.............................................................................................
   The Portfolios and Associated Risks.............................................................................

FEE TABLES.........................................................................................................
   Transaction Fees................................................................................................
   Periodic Charges................................................................................................

  Optional Rider Charges...........................................................................................
   Charges Assessed Against the Portfolio..........................................................................
   Individual Portfolio Company Annual Expenses....................................................................


PURCHASING A POLICY AND ALLOCATING PREMIUM.........................................................................
   Applying for a Policy...........................................................................................
   Premiums........................................................................................................
   Planned Premium.................................................................................................
   Premium Limits..................................................................................................
   Guaranteed Minimum Death Benefit................................................................................
   Modified Endowment Contracts....................................................................................
   Allocation of Premium...........................................................................................
   Policy Value....................................................................................................
   Accumulation Unit Value.........................................................................................
   Transfer of Policy Value........................................................................................
   Transfers Authorized by Telephone or the Internet...............................................................
   Dollar Cost Averaging...........................................................................................
   Rebalancing.....................................................................................................

THE SEPARATE ACCOUNT...............................................................................................
   The Portfolios..................................................................................................
   Voting Privileges...............................................................................................
   Additions, Deletions, and Substitutions of Securities...........................................................

THE FIXED ACCOUNT..................................................................................................

POLICY BENEFITS AND RIGHTS.........................................................................................
   Death Benefit...................................................................................................
   Death Benefit Options...........................................................................................
   Changes in Death Benefit Option.................................................................................
   Changes in Specified Death Benefit..............................................................................
   Optional Insurance Benefits.....................................................................................
   Policy Loans....................................................................................................
   Surrenders......................................................................................................
   Partial Surrenders..............................................................................................
   Status of Policy at Attained Age 100............................................................................
   Termination and Grace Period....................................................................................
   Reinstatement...................................................................................................
   Right to Examine the Policy.....................................................................................
   Postponement of Payment.........................................................................................

CHARGES AND DEDUCTIONS.............................................................................................
   Premium Charges.................................................................................................
   Mortality and Expense Risk Charge...............................................................................
   Monthly Deduction...............................................................................................
   Cost of Insurance Charge........................................................................................
   Monthly Policy Fee..............................................................................................
   Monthly Administrative Charge...................................................................................
   Surrender Charge................................................................................................
   Transfer Charge.................................................................................................
   Illustration Charge.............................................................................................
   Re-Underwriting Charge..........................................................................................
   Rider Charges...................................................................................................
   Additional Policy Charges.......................................................................................
   Portfolio Expenses..............................................................................................

GENERAL POLICY PROVISIONS..........................................................................................
   Statements to Owners............................................................................................
   Limit on Right to Contest.......................................................................................
   Suicide.........................................................................................................
   Misstatement as to Age and Sex..................................................................................
   Beneficiary.....................................................................................................
   Assignment......................................................................................................
   Creditors' Claims...............................................................................................
   Dividends.......................................................................................................
   Notice and Elections............................................................................................
   Modification....................................................................................................
   Reduced Paid-Up Insurance.......................................................................................
   Exchange to a General Account Product...........................................................................


FEDERAL TAX CONSIDERATIONS.........................................................................................
   Taxation of Jackson National and the Separate Account...........................................................
   Tax Status of the Policy........................................................................................
   Diversification Requirements....................................................................................
   Owner Control...................................................................................................
   Tax Treatment of Life Insurance Death Benefit Proceeds..........................................................
   Tax Deferral During Accumulation Period.........................................................................
   Distributions...................................................................................................
   Policies Which are MECs.........................................................................................
   Policies Which are not MECs.....................................................................................
   Treatment Beyond Attained age 94................................................................................
   Actions to Ensure Compliance with the Tax Law...................................................................
   Federal Income Tax Withholding..................................................................................
   Tax Advice......................................................................................................


DESCRIPTION OF JACKSON NATIONAL AND THE SEPARATE ACCOUNT...........................................................
   Jackson National Life Insurance Company of New York.............................................................
   The Separate Account............................................................................................
   Safekeeping of the Separate Account's Assets....................................................................
   State Regulation of Jackson National............................................................................

LEGAL PROCEEDINGS..................................................................................................

LEGAL MATTERS......................................................................................................

FINANCIAL STATEMENTS...............................................................................................

GLOSSARY OF TERMS..................................................................................................

APPENDIX A.........................................................................................................


APPENDIX B.........................................................................................................


Capitalized terms used in this prospectus are defined where first used or in the Glossary of Terms beginning on page [ ] of this prospectus.


                                     SUMMARY

                  DESCRIPTION OF THE POLICY AND POLICY BENEFITS

         1.   WHAT IS A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY?

         Your policy is designed to be flexible to meet your specific life insurance needs. Your policy has a Death Benefit, Policy Value and other features of life insurance providing fixed benefits. Your policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much premium you want to pay. Your policy is a "variable" policy because the Policy Value varies according to the investment performance of the Investment Divisions to which you have allocated your premiums. The policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

         2. WHAT ARE THE PREMIUMS FOR THIS POLICY?

         You have considerable flexibility as to the timing and amount of your premiums. You must pay an initial premium to place the policy in force. Thereafter, you may pay additional premiums when and in such amounts as you choose, subject to certain restrictions. However, your policy may lapse and terminate without value if you do not pay sufficient premiums to keep the policy in force. The minimum initial premium generally is equal to 3 times the monthly Minimum Premium specified in your policy. The monthly Minimum Premium is based on your policy's Specified Death Benefit and the Insured's age, sex and underwriting risk classification. See "Purchasing a Policy and Allocating Premiums" on page [ ] for further details concerning the Minimum Premium.

         Premiums may be paid at any time. You may pay any level of premium, subject to certain limits. However, during the first three years, paying the monthly Minimum Premium may help keep your policy in force. See "Can my Policy Lapse?" on page [ ]. In addition, to take advantage of the Guaranteed Minimum Death Benefit feature, you must pay at least the cumulative Required Monthly Premium Amount due. This premium amount is shown on the policy data page when the rider is elected. It varies by age, sex and underwriting risk class. We may require evidence of insurability.


         We will not accept any premium that would increase our Net Amount at Risk under your policy, unless you provide us with evidence of insurability satisfactory to us. In addition, we will not accept any premium that would cause your policy to lose its status as a life insurance contract under the Internal Revenue Code of 1986, as amended (the "Code"), unless you also request an increase in the Specified Death Benefit that we approve. We also will not accept any premium that would cause your policy to be deemed a "modified endowment contract" under the Code, without your written consent or acknowledgement.


         3.   WHAT IS THE GUARANTEED MINIMUM DEATH BENEFIT FEATURE?

         Under this option, we agree to keep the policy (excluding any other riders) in force for the life of the Insured, regardless of the investment performance of the Investment Divisions, as long as your total premiums paid less Debt is greater than or equal to the cumulative Required Monthly Premium Amount. However, this rider will terminate if you take a partial surrender. You may select this optional rider when you apply for a policy. This rider is available only with Death Benefit Option A. For more information about this benefit, see "Guaranteed Minimum Death Benefit" on page [ ].

         4.   HOW IS MY POLICY VALUE DETERMINED?

         Your Policy Value is the sum of the values of your interests in the Investment Divisions of the Separate Account, plus the values in the Fixed Account and Loan Account. Your Policy Value depends on the investment performance of the Investment Divisions and the amount of interest we credit to the Fixed Account and Loan Account, as well as the Net Premiums paid, partial surrenders, and charges assessed. We have summarized the charges imposed under the policy in "Fee Tables" and described them in more detail in "Charges and Deductions" on page [ ]. We do not guarantee a minimum Policy Value on amounts allocated to the Separate Account. For more information about your Policy Value, please see "Policy Value" on page [ ].

         5. WHAT ARE THE INVESTMENT CHOICES FOR THIS POLICY?


         The policy currently offers 43 investment options, each of which is an Investment Division. Each Investment Division invests in a single portfolio of a mutual fund. See "The Portfolios" on page [ ] for a listing of the available Investment Divisions. We also offer a Fixed Account option. You may transfer amounts among your investment choices, subject to certain restrictions. Please see "Risks of the Policy" on page [ ] and "Transfer of Policy Value" on page [ ].


         6.   HOW ARE MY PREMIUMS ALLOCATED?

         Before your premiums are allocated to the Policy Value, we deduct a Sales Charge, a Premium Tax Charge, and a Federal (DAC) Tax Charge (collectively "Premium Charges"). For more detail, see the Fee Table on page [ ] and "Charges and Deductions" on page [ ]. The amount remaining after the deduction of the Premium Charges is called the Net Premium.

         When you apply for the policy, you specify in your application how to allocate your Net Premiums. You may change your allocation instructions at any time by writing to us at the address on the first page of this prospectus.


         We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date. Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date. The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy. Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. See "Right to Examine the Policy" on page [] for more information about the Right to Examine Period. For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

         After the Allocation Date, we generally allocate your Net Premiums to the Investment Divisions and the Fixed Account as of the date we receive your premiums at our Service Center. However, we reserve the right to delay the allocation of any Net Premium that requires underwriting. We allocate any subsequent Net Premium to the allocation options most recently elected by you and on file with us. See "Allocation of Premium" on page [] for more information about how your premiums are allocated.


         7. MAY I TRANSFER POLICY VALUE AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

         You may transfer Policy Value among Investment Divisions and to the Fixed Account at any time, subject to certain restrictions. To make a transfer, you may write to us or call us at the phone number shown on the front page. Only one transfer from the Fixed Account during any Policy Year is permitted, and the amount you may transfer is limited.

         In addition, you may use our automatic dollar cost averaging and rebalancing programs. For additional information, please see "Dollar Cost Averaging" and "Rebalancing" on page [].


         Each transfer in excess of 15 in a Policy Year will incur a charge of $25. Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs will not incur a $25 charge or count toward the 15 transfers per Policy Year.


         8.   WHAT ARE THE DEATH BENEFIT OPTIONS?

         We will pay the Death Benefit Proceeds to the beneficiary upon the death of the Insured. The policy provides for three Death Benefit options. Under Option A, the Death Benefit is equal to the greater of the Specified Death Benefit (or Target Death Benefit if the Optional Additional Death Benefit Coverage is elected) and the Minimum Death Benefit. Under Option B, the Death Benefit equals the greater of the Specified Death Benefit (or Target Death Benefit) plus the Policy Value, and the Minimum Death Benefit. Under Option C, the Death Benefit equals the greater of the Specified Death Benefit (or Target Death Benefit) plus the greater of the sum of the premiums minus total partial surrenders and zero, and the Minimum Death Benefit.

         You must choose one of the Death Benefit options when you apply for a policy. You may change your policy's Death Benefit option while the Insured is alive, subject to our approval and certain restrictions. We reserve the right to limit or refuse changes to the Death Benefit options. For additional information, please see "Death Benefit Options" on page [ ].

         9.   HOW IS THE DEATH BENEFIT PAID?

         If the Insured dies while the policy is in force, we pay the Death Benefit Proceeds to your beneficiary. The Death Benefit Proceeds equal the Death Benefit (based on the Death Benefit Option then in effect), plus any additional rider benefits payable upon the Insured's death, less any amounts you owe us (including any outstanding Debt and unpaid policy charges). We determine the amount of the Death Benefit Proceeds as of the end of the Valuation Period during which we receive due proof of death. We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. Until due proof of death is received, any amount in the Separate Account will be subject to investment risk. For additional information, please see "Death Benefit" on page [ ].

         10. CAN I INCREASE OR DECREASE MY POLICY'S SPECIFIED DEATH BENEFIT?


         Yes, you have considerable flexibility to increase or decrease your policy's Specified Death Benefit. You may request an increase after the first Policy Year and/or a decrease after the third Policy Year by writing to us. You are permitted only one change per Policy Year. Your requested increase or decrease must be at least $10,000. If you request an increase, you must provide evidence of insurability satisfactory to us. An increase in the Specified Death Benefit increases the charges deducted from your Policy Value and the surrender charge. You may not decrease the Specified Death Benefit of your policy below the minimum Specified Death Benefit shown in your policy. The minimum is $100,000 for all policies. We reserve the right to limit or refuse changes in the Specified Death Benefit. Some examples of the bases on which a requested change could be refused are: i) the results of underwriting on a request for an increase indicate that the insured is no longer insurable, ii) the change would cause the policy to violate Section 7702 of the Internal Revenue Code, iii) the policy owner is currently on claim for the Waiver of Monthly Deductions rider,
iv) a decrease would reduce the Specified Death Benefit below the $100,000 minimum, or v) increases are not contractually allowed in the first year and decreases are not contractually allowed in the first 3 years. For more detail, see "Changes in Specified Death Benefit" on page [ ]. In addition, modifying your policy's Specified Death Benefit might have tax ramifications. For additional information, please see "Federal Tax Considerations" on page [ ].


         11. DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

         Yes. You may surrender your policy at any time for the Cash Surrender Value. If you request a full surrender between the expiration of the Right to Examine Period and the Allocation Date, we will refund the premium less any partial surrenders or policy loans.

         We currently permit you to take up to twelve partial surrenders per Policy Year, after the first Policy Year. The total partial surrender amount deducted from your Policy Value will consist of the amount payable to you, a flat fee of $25 and any applicable surrender charge and taxes. The total partial surrender amount must be at least $500. Other restrictions may apply. For more information, see "What are the Limitations on Partial Surrender?" on page [ ] and "Partial Surrenders" on page [ ]. A full or partial surrender may have tax consequences. For more information, see "Federal Tax Considerations" beginning on page [ ].

         12.   MAY I TAKE OUT A POLICY LOAN?

         Yes, you may take a policy loan after your Allocation Date. You may borrow up to 90% of the Policy Value less 90% of the applicable surrender charge, minus any outstanding Debt on the date we grant the loan. We offer two types of loans -"preferred loans," which are available only after the tenth Policy Year, are loans against Earnings, while all other loans are standard loans. We charge a lower interest rate on preferred loans than on standard loans. Policy loans may have tax consequences if your policy is deemed to be a "modified endowment contract" for federal income tax purposes. For more information, see "Policy Loans" on page [ ], and "Modified Endowment Contracts" on page [ ].

         13.   CAN I CANCEL MY POLICY?

         You may cancel your policy by returning it to us within ten days after you receive it. In addition, if your policy was purchased as a replacement of an existing life insurance policy or annuity contract, you may return it to us within sixty days after you receive it. If you return your policy during the Right to Examine Period, the policy terminates and we will refund your premium, less any partial surrender and any policy loans. For more information, see "Right to Examine the Policy," on page [ ].

                               RISKS OF THE POLICY

         1.   IS MY POLICY VALUE GUARANTEED?

         Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Guaranteed Minimum Death Benefit feature. The value of your policy fluctuates with the performance of the allocation options you choose. Your allocation options may not perform to your expectations. Your Policy Values in the Investment Divisions may rise or fall depending on the performance of the portfolios in which the Investment Divisions invest and the charges under your policy. For more detail, please see "The Portfolios and Associated Risks" on page [ ] and "The Separate Account" on page [ ]. In addition, a guarantee with respect to interest rate applies only to the Fixed Account allocation option.

         2.   IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?


         The policy is designed for long-term financial planning. Although the surrender charge decreases over time, while it is in effect it may be a substantial portion of or even exceed your Policy's Value. Accordingly, you should not purchase the policy if you may need to access the Policy Value within a short time. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.


         3.   CAN MY POLICY LAPSE?


         Your policy could lapse and terminate without value if your policy's Cash Surrender Value becomes too low to support the policy's monthly charges, unless: (a) during the first three Policy Years, you have paid the cumulative Minimum Premiums and your policy's Net Policy Value is greater than zero; or (b) the Guaranteed Minimum Death Benefit feature is in effect. If your Policy Value is too low to keep your policy in force you will have at least a 61-day Grace Period to pay additional amounts to prevent your policy from terminating. We will notify you in writing. See "Termination and Grace Period" on page [ ]. If you have any outstanding Debt when your policy lapses, you may have taxable income as a result. See "Federal Tax Considerations" on page [ ]. Poor investment performance may cause your policy to lapse. Policy loans or partial surrenders also increase the risk that your policy may lapse because they have the effect of reducing your policy's Cash Surrender Value.


         4.   ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?

         Because the policy provides for an accumulation of Policy Values as well as a Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the policy in part for such purposes may involve certain risks. For example, if the investment performance of the Investment Divisions is poorer than expected or if sufficient premiums are not paid, the policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the policy. Partial surrenders and policy loans may significantly affect current and future Policy Values, Cash Surrender Values or Death Benefit Proceeds. The policy is designed to provide benefits on a long-term basis. Before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered. In addition, using a policy for a specialized purpose may have tax consequences. See "Federal Tax Considerations" on page [ ].

         5.   WHAT ARE THE LIMITATIONS ON PARTIAL SURRENDER?

         You may not take a partial surrender in the first Policy Year. After the first Policy Year, you may take no more than twelve partial surrenders per Policy Year. We reserve the right to increase or decrease the number of partial surrenders you may take in a Policy Year. The minimum total partial surrender amount is $500, including a $25 partial surrender fee and any applicable surrender charge or taxes. The surrender charge on a partial surrender is approximately proportional to the resulting decrease in the Policy Value. A partial surrender will reduce your Cash Surrender Value and may reduce your Specified Death Benefit. A partial surrender also will terminate the Guaranteed Minimum Death Benefit feature, if you have chosen that optional rider. We will not permit a partial surrender that would reduce the Cash Surrender Value to an amount less than or equal to the amount needed for the next three Monthly Deductions or if it would reduce the Specified Death Benefit below the minimum Specified Death Benefit shown in your policy. If your partial surrender request would reduce your Cash Surrender Value below that limit, we will either reject the request or allow you to surrender your policy, thereby ending your coverage. Please note that partial surrenders reduce your policy's Death Benefit. See "Partial Surrenders" on page [ ]. In addition, partial surrenders may have tax consequences. See "Federal Tax Considerations" on page [ ].

         6.   WHAT ARE THE LIMITATIONS ON TRANSFER?


         Each transfer in excess of 15 in a Policy Year will incur a transfer charge of $25, excluding Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs. We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. We reserve the right to further limit transfers in any Policy Year, or to refuse any transfer request for an Owner or certain Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Owners or have a detrimental effect on Accumulation Unit Values or the share price of any portfolio. See "Transfer of Policy Value" on page [ ].


         7. WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?

         You may surrender your policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in "Surrender Charge" on page [ ]. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. We also deduct any outstanding Debt. In addition, the surrender of your policy may have tax consequences. See "Federal Tax Considerations" on page [ ].

         8. WHAT ARE THE RISKS OF TAKING A POLICY LOAN?


         Taking a loan from your policy may increase the risk that your policy will lapse. The loan will have a permanent effect on your Policy Value and will reduce the Death Benefit Proceeds. In addition, if your policy is a modified endowment contract for federal income tax purposes, taking a policy loan may have tax consequences. See "Policies Which are MECs" on page [ ].


         9. WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

         Your policy is structured to meet the definition of a life insurance contract under the Code. We may need to limit the amount of premiums you pay under the policy to ensure that your policy continues to meet that definition.

         Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial surrenders only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or partial surrender in excess of premiums paid are treated as ordinary income.

         Special rules govern the tax treatment of life insurance policies that meet the federal definition of a "modified endowment contract." Depending on the amount and timing of your premiums, your policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Partial surrenders and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of premium. The income portion of the distribution is includable in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. We will not accept any premium that would cause your policy not to qualify as a life insurance contract under the Code. For more information on the tax treatment of the policy, see "Federal Tax Considerations" on page [ ].


                       THE PORTFOLIOS AND ASSOCIATED RISKS


         1.   WHAT IS A PORTFOLIO?

         Each of the Investment Divisions invests in shares of one of the portfolios. Each portfolio is a separate investment series of an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each portfolio holds its assets separate from the assets of the other portfolios, and each portfolio has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the portfolios. Each portfolio operates as a separate investment fund, and the income, gains and losses of one portfolio generally have no effect on the investment performance of any other. The portfolios in which the Investment Divisions currently invest are set forth in this prospectus. Some of the Investment Divisions described in this prospectus may not be available under your policy. For more information about the portfolios, please see "The Portfolios" on page [ ].

         2. WHAT ARE THE RISKS OF THE PORTFOLIOS?

         We do not promise that the portfolios will meet their investment objectives. Amounts you have allocated to the Investment Divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the portfolios in which those Investment Divisions invest. You bear the investment risk that those portfolios possibly will not meet their investment objectives. A description of each portfolio's investment policies and a comprehensive statement of each portfolio's risks may be found in its prospectus. For additional information, please see "The Portfolios" on page [ ].

         3. HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

         You should read the portfolios' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks before allocating amounts to the Investment Divisions. If you do not have a prospectus for a portfolio, please contact us at our Service Center at the number listed on the first page of this prospectus and we will send you a copy.


                                   FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES

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


CHARGE                                   WHEN CHARGE IS DEDUCTED                AMOUNT DEDUCTED(1)
------                                   -----------------------                ----------------
Sales Charge                             When premium is allocated              6% of each premium in all years(2)

Premium Tax Charge                       When premium is allocated              Maximum: N/A(3)
                                                                                Current: 2% of each premium


Federal (DAC) Tax Charge                 When premium is allocated              1.5% of each premium


Surrender Charge (per $1,000 of          When you surrender your policy or
Specified Death Benefit)(4)              take a partial surrender, during the

                                         first nine Policy Years or nine
                                         years after an increase in the
                                         Specified Death Benefit

Minimum and Maximum Initial Surrender                                           Minimum: $ 2.49 per $1,000
Charge                                                                          Maximum: $50.00 per $1,000(5)


Initial Surrender Charge for a                                                  $15.88 per $1,000
45-year-old Male Preferred
Nonsmoker

Transfer Charge                          Each transfer in excess of 15 in any   $25 per transfer
                                         Policy Year


Illustration Charge(6)                   Each in-force illustration in excess   $25 per illustration
                                         of one in any Policy Year
Re-Underwriting Fee(7)                   If a transaction under your policy     $25

                                         requires underwriting approval after
                                         the Commencement Date

Partial Surrender Fee                    When you make a partial surrender      $25 per partial surrender


Expedited Delivery Charge(8)             When you request expedited delivery    Current:  $15 for wire transfers
                                         of surrender, partial surrender or               $10 for overnight delivery
                                         loan proceeds                                    $22.50 for Saturday delivery



THE SECOND TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY PERIODICALLY
DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND
EXPENSES.

                                PERIODIC CHARGES


CHARGE                                   WHEN CHARGE IS DEDUCTED                AMOUNT DEDUCTED(9)


Cost of Insurance Charge (per $1,000                    Monthly
Net Amount at Risk)(10)


    Minimum and Maximum COI Charge:

                                                                                Minimum: 0.06 per $1,000
                                                                                Maximum: 83.33 per $1,000

    COI Charge for a 45-year-old Male                                           0.38 per $1,000

    Preferred Nonsmoker

Policy Fee                                              Monthly                 $15 per month for Policy
                                                                                Years 1-3
                                                                                $7.50 per month thereafter

Administrative Charge                                   Monthly                 $0.07 per month per $1,000 of
                                                                                Specified Death Benefit for Policy
                                                                                Years 1-10


                                                                                $0.01 per month per $1,000 of
                                                                                Specified Death Benefit thereafter


Mortality and Expense Risk Charge(11)                    Daily                  1.00% (on an annual basis) in all

                                                                                years


Policy Loan Interest Rate(12)                          Annually                 Preferred: 3%
                                                    (accrues daily)             Standard: 4%

Tax Charge(13)                                           Daily                  Currently:  None



CURRENTLY, WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE
RIDER YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR POLICY VALUE AS PART OF THE
MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OPTIONAL RIDERS SHOWN BELOW.
THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "OPTIONAL INSURANCE
BENEFITS" BEGINNING ON PAGE [].

                         OPTIONAL RIDER/BENEFIT CHARGES

---------------------------------------- -------------------------------------- --------------------------------------

OPTIONAL BENEFIT                         WHEN CHARGE IS DEDUCTED                AMOUNT DEDUCTED(14)


---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Terminal Illness Benefit Rider(15)                        N/A                                    N/A


---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Optional Additional Death Benefit

Coverage(16)                                            Monthly                 Minimum: 0.06 per $1,000
   Minimum and Maximum Cost of                                                  Maximum: 83.33 per $1,000
   Insurance Charge (per $1,000 of
   Optional Death Benefit Coverage)(17)


---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

   Cost of Insurance Charge for a                                               0.38 per $1,000
   45-year-old Male Preferred
   Nonsmoker (2)(17)

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
   Monthly Administrative Charge                        Monthly                 $0.07 per $1,000 of the excess of
                                                                                the Target Death Benefit over the
                                                                                Specified Death Benefit
                                                                                for years 1-10;

                                                                                $0.01 per $1,000 of the excess of
                                                                                the Target Death Benefit over the
                                                                                Specified Death Benefit thereafter
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Waiver of Monthly Deductions                            Monthly                 Minimum: $3.00 per $100 of Monthly
                                                                                Deduction
                                                                                Maximum:  $36.00 per $100 of Monthly
                                                                                Deduction

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Waiver of Specified Premium                             Monthly                 Minimum: $0.03 per $1 of Specified
                                                                                Premium
                                                                                Maximum:  $0.11 per $1 of Specified
                                                                                Premium

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Guaranteed Minimum Death Benefit                        Monthly                 $.005 per $1,000 of the Specified
                                                                                Death Benefit
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Other Insured Term Insurance Rider                      Monthly

                                                                                Minimum: 0.06 per $1,000
   Minimum and Maximum Cost of                                                  Maximum: 83.33 per $1,000
   Insurance Charge (per $1,000 of
   Rider Coverage)(17)


---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

   Cost of Insurance Charge for a                                               0.38 per $1,000
   45-year-old Male Preferred
   Nonsmoker(17)


---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
   Monthly Administrative Charge                        Monthly                 $0.07 per $1,000 of
                                                                                Death Benefit (charged only
                                                                                in year 1)
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Child Insurance Rider                                   Monthly                 $2.08 per $5,000 of coverage  ($25
                                                                                on an annual basis)
---------------------------------------- -------------------------------------- --------------------------------------


THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY
PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE
MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE
DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE
PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                             AGAINST THE PORTFOLIOS

                                                                                     MINIMUM        MAXIMUM

Total Annual Portfolio Operating Expenses18 (expenses that are deducted from portfolio assets, including management fees, distribution (12b-1)
fees, and other expenses)                                                             0.39%           1.06%


The portfolios' expenses are assessed at the portfolio level and are not direct charges against the Investment Division or the Policy Value. These expenses are taken into account in computing each portfolio's per share net asset value, which in turn is used to compute the corresponding Investment Division's Policy
Value.


Each Investment Division purchases shares of the corresponding portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy and they may vary from year to year. Each Investment Division invests in Class B shares of the underlying portfolio. For each Investment Division, the fees and expenses of the underlying portfolio shown in this prospectus reflect the fees and expenses of the class of shares in which the Investment Division invests.


The figures in the following table show expense ratios for the individual portfolios for the year ended December 31, 2002, except where otherwise noted.

                              INDIVIDUAL PORTFOLIO
                             COMPANY ANNUAL EXPENSES
                     (as a percentage of average net assets)


-------------------------------------------------- -------------- -------------- ---------- -----------------

                                                                                   Total
                                                                     Estimated     Annual
                                                     Mgmt. and     Distribution    Other       Portfolio
                                                    Admin. Fees    (12b-1 Fee)**   Expenses     Expenses

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/AIM Large Cap Growth Fund                          0.90%          0.05%         0%           0.95%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/AIM Premier Equity II Fund                         0.85%          0.04%         0%           0.89%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/AIM Small Cap Growth Fund                          0.95%          0.02%         0%           0.97%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Alger Growth Fund                                  0.88%           0%           0%           0.88%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Alliance Capital Growth Fund                       0.68%          0.01%         0%           0.69%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Curian S&P 500 Index Fund*                         0.39%           0%           0%           0.39%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Curian S&P 400 MidCap Index Fund*                  0.39%           0%           0%            0.39%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Curian Small Cap Index Fund*                       0.39%           0%           0%           0.39%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Mellon Capital Management Bond Index Fund          0.40%           0%           0%           0.40%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Mellon Capital Management International            0.45%           0%           0%           0.45%
Index Fund

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Curian Enhanced S&P 500 Stock Index Fund*          0.66%           0%           0%           0.66%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Eagle Core Equity Fund                             0.77%          0.03%         0%           0.80%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Eagle SmallCap Equity Fund                         0.85%          0.03%         0%           0.88%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/JPMorgan International Value Fund                  0.93%           0%           0%           0.93%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Lazard Mid Cap Value Fund                          0.88%          0.04%         0%           0.92%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Lazard Small Cap Value Fund                        0.94%          0.03%         0%           0.97%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Oppenheimer Global Growth Fund                     0.85%           0%           0%           0.85%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Oppenheimer Growth Fund                            0.80%           0%           0%           0.80%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/PIMCO Total Return Bond Fund                       0.60%           0%           0%           0.60%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/PPM America Balanced Fund                          0.61%          .01%          0%           0.62%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/PPM America High Yield Bond Fund                   0.62%           0%           0%           0.62%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/PPM America Money Market Fund                      0.40%           0%           0%           0.40%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/PPM America Value Fund                             0.65%          0.13%         0%           0.78%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Putnam Equity Fund                                 0.79%          0.06%         0%           0.85%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Putnam International Equity Fund                   1.03%          0.03%         0%           1.06%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Putnam Midcap Growth Fund                          0.85%          0.05%         0%           0.90%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Putnam Value Equity Fund                           0.78%          0.03%         0%           0.81%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Salomon Brothers Global Bond Fund                  0.75%           0%           0%           0.75%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Salomon Brothers U.S. Government & Quality         0.58%           0%           0%           0.58%
Bond Fund

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/T. Rowe Price Established Growth Fund              0.72%          0.02%         0%           0.74%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/T. Rowe Price Mid-Cap Growth Fund                  0.83%          0.01%         0%           0.84%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/T. Rowe Price Value Fund                           0.80%          0.02%         0%           0.82%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Curian Communications Sector Fund*                 0.67%           0%          0.01%         0.68%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Curian Consumer Brands Sector Fund*                0.67%           0%          0.01%         0.68%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Curian Energy Sector Fund*                         0.67%           0%          0.01%         0.68%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Curian Financial Sector Fund*                      0.67%           0%          0.01%         0.68%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Curian Pharmaceutical/Healthcare Sector Fund*      0.67%           0%          0.01%         0.68%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

JNL/Curian Technology Sector Fund*                     0.67%           0%          0.01%         0.68%

-------------------------------------------------- -------------- -------------- ---------- -----------------
-------------------------------------------------- -------------- -------------- ---------- -----------------

*On December 1, 2003, the contract owners approved a change in sub-adviser to Curian CapitalSM LLC. The advisory fees were reduced in connection with the change of sub-adviser.

Certain Funds pay Jackson National Asset Management, LLCSM, the adviser, an administrative fee for certain services provided to the Fund by the adviser. The JNL/JPMorgan International Value Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Putnam International Equity Fund and all of the JNL/Curian Funds except the JNL/Curian Global 15 Fund pay an administrative fee of .15%; the JNL/Curian Global 15 Fund pays an administrative fee of .20%; and the other Funds pay an administrative fee of .10%. The administrative fees are paid to Jackson National Asset Management, LLC. The Management and Administrative Fee and the Total Fund Annual Expenses columns in this table reflect the inclusion of any applicable administrative fee.


**The Trustees of JNL Series Trust have adopted a Brokerage Enhancement Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote services and the sale of shares of the Trust. The brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan. The amounts listed as 12b-1 fees reflect the portion of the brokerage commissions paid to unaffiliated broker-dealers that are recaptured by the Trust and paid to the distributor to promote the service and sale of shares of the Trust. The distribution fee noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be paid under the Plan to affiliated broker-dealers.

DOW JONES NAME. "Dow Jones," "Dow Jones Industrial AverageSM," "DJIASM" and "The Dow 10SM" are service marks of Dow Jones & Company, Inc. (Dow Jones) and have been licensed for use for certain purposes by Curian Capital LLC. Dow Jones has no relationship to the policy and Curian Capital LLC, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the JNL/Curian The DowSM 10 Fund. Please see Appendix A for additional information. The JNL/Curian The DowSM 10 Fund is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product.

S&P NAME. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500," "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company and Curian Capital LLC. These Funds and the JNL/Curian The S&P(R) 10 Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in these Funds. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.


                   PURCHASING A POLICY AND ALLOCATING PREMIUM

APPLYING FOR A POLICY. You may apply to purchase a policy by submitting a written application to us through an authorized sales representative. We will not issue a policy to insure people who are older than age 90. The minimum Specified Death Benefit is $100,000. Before we issue a policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any reason.


In general, we will issue your policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your policy in force, coverage under your policy will not commence until all requirements are met. An example of an outstanding requirement is an amendment to your policy that requires your signature. We commence coverage of the Insured under the policy on the Policy Date, which generally is the later of (i) the Issue Date, (ii) the date on which we receive your first premium or (iii) the date that all requirements have been met or a date mutually agreed upon by us and the Owner. We will permit you to backdate the Policy Date of your policy up to six months before the Issue Date to save age. Backdating to save age can be advantageous, by reducing the charges under your policy although it also will reduce the units initially allocated to the investment options. You should consult your sales representative for more information as to whether backdating to save age would be appropriate for you. The Policy Date determines Monthly Deduction days, Policy Months and Policy Years. If your Monthly Anniversary date is not a business day, the Monthly Deduction will occur on the next business day with an effective date equal to the Monthly Anniversary date.


If you pay a premium with your application, and your requested Specified Death Benefit is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application, but only if all conditions within the Temporary Insurance Agreement are met and first Minimum Premium is submitted. Some of the conditions include the following: all answers in materials submitted must be true, complete and accurate and you must never have been treated for, diagnosed with, or tested positive for a number of conditions. This temporary conditional coverage is limited to $500,000 or the Specified Death Benefit applied for, whichever is less.

If we approve your application, we begin to deduct policy charges as of the Policy Date. If we reject your application, we will not issue you a policy. We will return any premium you have paid, adding interest if, as, and at the rate, required in your state. We will not subtract any policy charges from the amount we refund to you.


PREMIUMS. To place your policy in force, you generally must pay an initial premium at least equal to three monthly Minimum Premium payments. As described in "Planned Premium" below, we send a notice prior to the planned premium date if you tell us that you plan to pay quarterly, semi-annually or annually. You may also pay premiums, including your initial premium through EFT (Electronic Fund Transfers).


You may pay additional premium at any time, and in any amount, as long as your premium would not cause your policy to lose its life insurance status under the Code, as explained in "Federal Tax Considerations" beginning on page [__]. Premiums must be sent to us at the address on the first page. Unless you request otherwise in writing, while your policy has an outstanding loan, we treat all payments received as new premium, except those received after interest is billed and before the Policy Anniversary. We may require satisfactory evidence of insurability before accepting any premiums that would increase the Net Amount at Risk.

Paying the Minimum Premium during the first three Policy Years can help keep your policy in force. During the first three Policy Years, if your total premium payments (less partial surrenders) exceeds the monthly Minimum Premium amount times the number of months since the Policy Date, we will not take the surrender charge into consideration in determining whether your Policy Value is sufficient to keep your Policy in force. Instead, your Policy will not enter the Grace Period provided that the Net Policy Value is greater than zero. After the first three years or if your total premiums (less partial surrenders) do not at least equal the necessary Minimum Premiums, the Cash Surrender Value (which is reduced by the then current surrender charge) is used for lapse testing. The Minimum Premium is shown on the policy data page of your Policy and varies by age, sex, underwriting classification, Specified Death Benefit, and optional benefits you have selected. We may change the monthly Minimum Premium amount to reflect changes you make to your policy. If so, the new monthly Minimum Payment amount begins to apply when the change becomes effective.

We reserve the right to refuse any premium payment less than $25 or limit the amount of premium payments.


Premium received 15 days or less in advance of the Policy Anniversary will be considered premium for the next Policy Year for purposes of calculating Sales Charges. There is currently no Sales Charge on premiums in excess of the Target Premium for a given Policy Year. See "Premium Charges" on page []. As a result, the Sales Charge on a premium that is received 15 day or less in advance of the Policy Anniversary will be higher than if it otherwise would have been treated as premium in excess of the Target Premium. In addition, subject to your consent, if that premium in whole or part would exceed Guideline Premium or the Modified Endowment Contract, we will temporarily hold the entire premium and apply it to your Policy on the next Policy Anniversary. We will monitor your premium payments and other policy transactions and notify you if a payment or other transaction might cause your policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your policy to become a MEC. If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election. Otherwise we will return the premium to you. The premium will be placed in a non-interest bearing account until we apply it to your Policy. If we hold the premium for this reason, it will be deemed paid into your Policy on the next Policy Anniversary for all calculations under the Policy.


PLANNED PREMIUM. In your policy application, you will be asked to establish a schedule of "planned premium" payments by specifying the amount and frequency of such payments. You are not required to pay any planned premium. We will send you reminder notices prior to each planned payment date (except for those payments made in accordance with an EFT payment plan), which may be quarterly, semi-annually or annually, as specified by you. We reserve the right to stop sending such notices if no planned premiums are paid within any two Policy Years. You may change the amount or frequency of your planned premiums at any time by writing to us, subject to our consent.

Payment of planned premiums does not guarantee that your policy will remain in force, even if you pay all planned premiums as scheduled. If the value of your policy is not sufficient to keep your Policy in force, you may need to change your planned payment schedule or make additional payments in order to keep your Policy in force.


Paying planned premiums generally provides greater benefits than paying a lower amount of premium. In addition, you may use the planned premium to help remind you to pay at least the Minimum Premium during the first three Policy Years. Paying planned premiums also can help to keep your policy in force if your planned premium payments are at least as great as the Required Monthly Premium Amount necessary to keep the GMDB benefit in force. See "Guaranteed Minimum Death Benefit" on page [].

PREMIUM LIMITS. Before we accept any premium that would require an increase in the Net Amount at Risk under your policy, you first must provide us with evidence of insurability. Also, the Code imposes limits on the amount of premium that can be contributed under a life insurance contract ("Guideline Premium limits"). If you exceed this limit, your policy would lose its favorable federal income tax treatment under the Code's definition of life insurance. Accordingly, we will not accept any premium that would cause your policy to exceed this limit, unless you increase the Specified Death Benefit (and/or Target Death Benefit) of your policy appropriately. To obtain this increase, you must submit a Written Request and satisfactory evidence of insurability meeting our then current underwriting standards. Otherwise we will accept only the portion of your premium that does not exceed the maximum permitted amount and we will refund the excess. In addition, we will not accept any additional premium from you until we can do so without exceeding the limit set by the Code. See "Federal Tax Considerations" on page [ ] for more information. For premium received 15 days or less in advance of the Policy Anniversary, if we have your consent to hold the premium until the next Policy Anniversary, the premium limits will be applied when the premium is applied to your policy on the Policy Anniversary. See "Premiums" on page [] for more information.

Paying too much premium also could cause your policy to be treated as a "modified endowment contract" for federal income tax purposes. See "Modified Endowment Contracts" at page [__]for more information.

GUARANTEED MINIMUM DEATH BENEFIT. The Guaranteed Minimum Death Benefit ("GMDB") feature can enable you to keep your policy's Specified Death Benefit in force for the life of the Insured regardless of changes in the Policy Value. You may choose this optional feature when you apply for your policy. We charge an additional charge for the Rider, as described in the Fee Table on page [__] of this prospectus.


Under this feature, we guarantee that your policy will remain in force, regardless of declines in Policy Value, if you meet the premium requirement under the rider. The premium requirement is met if, on each Monthly Anniversary,
(a) the total premiums paid less Debt exceed (b) the sum of the Required Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary or the Insured's Attained Age 100, if earlier. For policies with Day 1 Loans, "total premiums" include the actual premium received plus the amount of the loan.


If you fail the premium requirement, we will send you a notice giving you an opportunity to correct the deficiency by paying more premium. At the end of that period, if you have not paid the required additional premium, then the GMDB benefit will end. Once ended, this benefit cannot be reinstated, and the policy will stay in force only as long as the Policy Value is sufficient to keep the policy in force. The GMDB does not prevent the policy from entering the Grace Period, but an active GMDB will extend the Specified Death Benefit coverage for the life of the Insured even if the policy would otherwise lapse at the expiration of the Grace Period. For more information about the circumstances in which the policy might lapse, see "Termination and Grace Period" on page [__].

The GMDB does not cover riders, including the Optional Additional Death Benefit Coverage. If the Net Policy Value is insufficient to pay charges as they come due, only the GMDB and base policy coverage amount is guaranteed to stay in force.


If the Net Policy Value is insufficient to pay the base coverage and the GMDB rider charges as they come due, these charges are waived. Deduction of charges will resume once there is sufficient Net Policy Value.

If you take any partial surrenders, this rider will terminate. Only Death Benefit Option A is available with this rider. Changes to the policy's Death Benefit option are not allowed while this rider is in force.


MODIFIED ENDOWMENT CONTRACTS. In certain circumstances your policy might be deemed a "modified endowment contract," which is a category of life insurance contract defined in the Code. If your policy were to become a modified endowment contract, distributions and loans from the policy would result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Policies Which Are MECs" on page []. Your policy could be deemed a modified endowment contract if, among other things, you pay too much premium or the Death Benefit is reduced. We monitor the status of your policy and advise you if you need to take action to prevent your policy from being deemed a modified endowment contract. If you pay a premium that would result in this classification, we notify you and allow you to request a refund of the excess premium, or other action, to avoid having your policy being deemed a modified endowment contract. If, however, you do choose to have your policy deemed a modified endowment contract, we do not refund the premium. We will require acknowledgment that the policy will be deemed a modified endowment contract.


Your policy also is deemed a modified endowment contract if you replace a modified endowment contract issued by another insurer with a policy. Payment of additional premium in connection with a replacement also could cause your policy to be deemed a modified endowment contract. For more information, please consult your tax adviser.


ALLOCATION OF PREMIUM. Your Net Premiums are generally allocated to the Investment Divisions and the Fixed Account in the proportions that you have selected. We deduct the Premium Charges from your premium before we allocate the Net Premium.


You must specify your allocation percentages in your application. Percentages must be in whole numbers and the total allocation must equal 100%. The minimum allocation percentage per allocation option is 1%. We allocate any additional premiums according to those percentages until you give us new allocation instructions. You may add or delete Investment Divisions and/or the Fixed Account from your allocation instructions.


We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date. The Commencement Date is the date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement. If outstanding requirements prevent us from placing your policy in force, the Commencement Date is postponed and your Net Premiums are not allocated until you satisfy those requirements. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date. Any additional Net Premium we receive before the Allocation Date will also be allocated to the Fixed Account until the Allocation Date. The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy. In most states, the Right to Examine Period is 10 days, but may be longer in some states. See "Right to Examine the Policy" on page 48 for more information about the Right to Return Period. Thus, for example, if the Right to Return Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. On the Allocation Date, we will transfer any amounts designated for the Investment Divisions (plus any interest credited thereto while held in the Fixed Account) to the applicable Investment Divisions. For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions, but the rate will not be lower then 3%. Any transfers on the Allocation Date will not count against the annual limit under your policy.


After the Allocation Date, we generally allocate your additional Net Premium to the Investment Divisions and the Fixed Account as of the date your premium is received at our Service Center. If an additional premium would result in an increase in the Death Benefit and thus requires underwriting, we may delay allocation until we have completed underwriting. At that time, we will follow the allocation instructions in our file unless you send us new allocation instructions with your payment.

POLICY VALUE. Your Policy Value is the sum of the value of your interests in the Separate Account, the Fixed Account, and the Loan Account. Your Policy Value may increase or decrease daily to reflect the performance of the Investment Divisions you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Net Premium, and the subtraction of partial surrenders and charges assessed. There is no minimum guaranteed Policy Value.

Valuations for initial premiums and premiums requiring underwriting are made on the date your Net Premium is allocated to the Investment Divisions and the Fixed Account, as described in "Allocation of Premiums" above. We make all other valuations in connection with the policy on the day the premium or your transaction request is received at our Service Center, if that day is a Valuation Day. Otherwise, we make that determination on the next succeeding day that is a Valuation Day.

ACCUMULATION UNIT VALUE. We measure your Policy Value in the Separate Account by determining the value of the Accumulation Units that we credit to your policy. When you invest in an Investment Division, we credit your policy with Accumulation Units in that Investment Division. The number of Accumulation Units we credit equals the amount invested in the Investment Division divided by the value of the Investment Division's Accumulation Units on the Valuation Day that the allocation is made. The number of Accumulation Units we credit increases when premium is allocated to the Investment Division and amounts are transferred to the Investment Division, and loan repayments are transferred from the Loan Account to the Investment Divisions. The number decreases when certain charges are deducted from the Investment Division (for example, the cost of insurance charge, policy fee, administrative charge, partial surrender fee, and surrender charge), a loan is taken from the Investment Division, a transfer is made to another allocation option, or a partial surrender is made. However, these adjustments do not affect the value of an Accumulation Unit.

The value of an Accumulation Unit for each Investment Division varies to reflect the investment experience of the corresponding portfolio and the deduction of certain charges and expenses. We set the value of an Accumulation Unit at $10 when each Investment Division is established. Thereafter, on each Valuation Day, we determine the value of an Accumulation Unit for each of the Investment Divisions as follows:

     (1)  Determine the total value of assets in the Investment Division;

     (2) Subtract from that amount the applicable mortality and expense risk charge and the tax charge (if any); and

     (3)  Divide the result by the number of outstanding Accumulation Units.

You should refer to the prospectuses for the portfolios for a description of how the assets of each portfolio are valued since that determination directly affects the investment experience of the corresponding Investment Division and, therefore, your Policy Value.


TRANSFER OF POLICY VALUE. You may request a transfer of Policy Value among the Investment Divisions and the Fixed Account in writing or by telephone after the Allocation Date. You may transfer all or a portion of your value from one Investment Division to another Investment Division or to the Fixed Account. You may make one transfer from the Fixed Account to any Investment Division each Policy Year. This amount transferred from the Fixed Account may not exceed the greater of $1,000 (or the Fixed Account value, if less), the amount transferred out of the Fixed Account in the prior year, or 25% of your value in the Fixed Account. Transfers under our Rebalancing program are not subject to these limits. See "Rebalancing" on page [].


As a general rule, we only make transfers on Valuation Days. If we receive your request in Good Order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Day, we generally make the transfer that day. Otherwise, we make the transfer on the next day that is a Valuation Day. We process transfers at the price next computed after we receive your transfer request.

We charge $25 for each transfer in excess of 15 during a Policy Year, which is exclusive of any Allocation Date transfers. In addition, transfers pursuant to the dollar cost averaging or rebalancing program are free and do not count against the number of free transfers. We may modify or terminate your transfer privilege if we determine, in our sole discretion, that the exercise of that privilege by one or more Owners is or would be to the disadvantage of other Owners. Restrictions may be applied in any manner reasonably designed to prevent the use of the transfer privilege that we consider to be possibly to the disadvantage of the Owner or other Owners. Restrictions could include, but are not limited to:

     o    A requirement for a minimum time period between transfers;


     o Not accepting transfer requests of a sales representative acting on behalf of more than one Owner (in which case, we will notify the person making the request by telephone or in writing of our decision not to accept the transfer requests - the notice will generally be given the same day as the request was made); or

     o    Limiting the dollar amount you may transfer at one time.


For example if we identify a pattern of frequent trading in and out of the sub-accounts within a 3 week period we place the account on a watch list and if the trading pattern continues we will terminate the transfer privileges or terminate electronic or telephone transfer privileges. We do not exempt any person or class of persons from this policy. We reserve the right to change, terminate, limit, or suspend the transfer provisions at any time. If we limit the transfer privileges, you may need to make a partial surrender to access the Policy Value in the Investment Division from which you sought a transfer.


TRANSFERS AUTHORIZED BY TELEPHONE OR THE INTERNET. You can request certain transactions by telephone or at www.jnlny.com, our Internet Web site. Our Customer Service representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone or through our Internet Web site. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change your PIN at www.jnlny.com. You may make transfers by telephone or through the Internet unless you elect not to have this privilege. Any authorization you provide to us in an application, at our Web site, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary. To notify us, please call us at the Service Center number listed on the first page.

When authorizing a transfer, you must complete your transfer request by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next business day. We will retain records of all Web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone our Service Center immediately.

Telephone or Internet transfer requests may currently only be cancelled by calling the Service Center before the close of the New York Stock Exchange on the day the transaction will be processed. Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and tape-recording telephone communications. We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize. However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or this telephonic and electronic transaction privilege. Elections of any optional benefit or program must be in writing and will be effective on the next Monthly Anniversary upon receipt of the request in good order. Some optional benefits may require underwriting and will be effective on the next Monthly Anniversary following underwriting approval.

DOLLAR COST AVERAGING. Under our dollar cost averaging program, you may authorize us to periodically transfer a fixed dollar amount from one of the Investment Divisions to the Fixed Account or Investment Division(s) of your choice. The minimum transfer amount of the dollar cost averaging program is $100 monthly, quarterly, semi-annually, or annually. The minimum initial balance required in the Fixed Account or the Investment Division from which transfers will be made is $5,000. Dollar Cost Averaging and Rebalancing are mutually exclusive, you cannot select both.

The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfers from an Investment Division with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile Investment Division.

Your request to participate in this program will be effective when we receive your completed request form at our Service Center. Call or write us for a copy of the request form and additional information concerning the program. We may change, terminate, limit, or suspend dollar cost averaging at any time.

REBALANCING. Rebalancing allows you to readjust the percentage of your Policy Value allocated to each Investment Division to maintain a pre-set level of investment in various market segments. Over time, the variations in each Investment Division's investment results will shift the balance of your Policy Value allocations. Under the rebalancing program, we automatically transfer your Policy Value, back to the percentages you specify in accordance with procedures and requirements that we establish. Restrictions on transfers from the Fixed Account will not apply to Rebalancing. Dollar Cost Averaging and Rebalancing are mutually exclusive, you cannot select both.

You may request rebalancing when you apply for your policy or by submitting a completed Written Request to us at our Service Center. Please call or write us for a copy of the request form and additional information concerning rebalancing.

Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Policy Value allocated to the better performing segments. Other investment programs, such as the dollar cost averaging program, may not work in concert with rebalancing. Therefore, you should monitor your use of these programs, as well as other transfers or partial surrenders, while rebalancing is being used. We may change, terminate, limit, or suspend rebalancing at any time.

                              THE SEPARATE ACCOUNT

THE PORTFOLIOS. The Separate Account is divided into Investment Divisions. Each Investment Division invests in shares of one of the portfolios. Each portfolio is a separate investment series of JNL(R) Series Trust, JNL Variable Fund LLC or JNLNY Variable Fund I LLC, each an open-end management investment company registered under the 1940 Act. We briefly describe the portfolios below. You should read the current prospectuses for the portfolios for more detailed and complete information concerning the portfolios, their investment objectives and strategies, and the investment risks associated with the portfolios. If you do not have a prospectus for a portfolio, contact us and we will send you a copy.

Each portfolio holds its assets separate from the assets of the other portfolios and each portfolio has its own distinct investment objective and policies. Each portfolio operates as a separate investment fund and the income, gains, and losses of one portfolio generally have no effect on the investment performance of any other portfolio.

          ==================================== =========================================== ==========================
                                                                                            INVESTMENT ADVISER (AND
                     NAME OF FUND                         INVESTMENT OBJECTIVE                   SUB-ADVISER)
          ===========================================================================================================
          JNL SERIES TRUST
          -----------------------------------------------------------------------------------------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/AIM Large Cap Growth             Seeks long-term growth of capital by        Jackson National Asset
                                               investing in securities of                  Management, LLC (and AIM
                                               large-capitalization companies.             Capital Management, Inc.)
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/AIM Premier Equity II            Seeks to achieve long-term growth by        Jackson National Asset
                                               investing primarily in equity securities,   Management, LLC (and AIM
                                               including convertible securities.           Capital Management, Inc.)

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/AIM Small Cap Growth             Seeks long-term growth of capital by        Jackson National Asset
                                               normally investing at least 80% of its      Management, LLC (and AIM
                                               assets (net assets plus the amount of any   Capital Management, Inc.)
                                               borrowings for investment purposes) in
                                               securities of small-cap companies.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Alger Growth                     Seeks long-term capital appreciation by     Jackson National Asset
                                               investing at least 65% of its total         Management, LLC (and
                                               assets in a diversified portfolio of        Fred Alger Management,
                                               equity securities - common stock,           Inc.)
                                               preferred stock, and securities
                                               convertible into or exchangeable for
                                               common stock - of large companies which
                                               trade on U.S. exchanges or in the U.S.
                                               over-the-counter market.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Alliance Capital Growth          Seeks long-term growth of capital by        Jackson National Asset
                                               investing primarily in a diversified        Management, LLC (and
                                               portfolio of common stocks or securities    Alliance Capital
                                               with common stock characteristics that      Management L.P.)
                                               the sub-adviser believes have the
                                               potential for capital appreciation, which
                                               include securities convertible into or
                                               exchangeable for common stock.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Curian S&P 500 Index             Seeks to match the performance of the S&P   Jackson National Asset
                                               500(R)Index to provide long-term capital    Management, LLC (and
                                               growth by investing in                      Curian Capital LLC)
                                               large-capitalization company securities.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Curian S&P 400 MidCap Index      Seeks to match the performance of the S&P    Jackson National Asset
                                               400(R) Index to provide long-term capital    Management, LLC (and
                                               growth by investing in equity securities     Curian Capital LLC)
                                               of medium capitalization weighted
                                               domestic corporations.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Curian Small Cap Index           Seeks to match the performance of the       Jackson National Asset
                                               Russell 2000(R)Index to provide long-term    Management, LLC (and
                                               growth of capital by investing in equity    Curian Capital LLC)
                                               securities of small to mid-size domestic
                                               corporations.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Mellon Capital Management Bond   Seeks to match the performance of the       Jackson National Asset
          Index                                Lehman Brothers Aggregate Bond Index to     Management, LLC (and
                                               provide a moderate rate of income by        Mellon Capital
                                               investing in domestic fixed-income          Management Corporation)
                                               investments.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Mellon Capital Management        Seeks to match the performance of the       Jackson National Asset
          International Index                  Morgan Stanley Capital International        Management, LLC (and
                                               Europe Australasia Far East Free Index to   Mellon Capital
                                               provide long-term capital growth by         Management Corporation)
                                               investing in international equity
                                               securities attempting to match
                                               the characteristics of each
                                               country within the index.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Curian Enhanced S&P 500 Stock    Seeks high total return from a broadly      Jackson National Asset
          Index                                diversified portfolio of equity             Management, LLC (and
                                               securities by investing in a diversified    Curian Capital LLC)
                                               portfolio of large- and
                                               medium-capitalization U.S. companies.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Eagle Core Equity                Seeks long-term capital appreciation and,   Jackson National Asset
                                               secondarily, current income by investing    Management, LLC (and
                                               at least 80% of its assets (net assets      Eagle Asset Management,
                                               plus the amount of any borrowings for       Inc.)
                                               investment purposes) in a diversified
                                               portfolio of common stock of U.S.
                                               companies that meet the criteria for one
                                               of three separate equity strategies: the
                                               growth equity strategy, the value equity
                                               strategy and the equity income strategy.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Eagle SmallCap Equity            Seeks long-term capital appreciation by     Jackson National Asset
                                               investing at least 80% of its assets (net   Management, LLC (and
                                               assets plus the amount of any borrowings    Eagle Asset Management,
                                               for investment purposes) in a diversified   Inc.)
                                               portfolio of equity securities of U.S.
                                               companies with market capitalizations in
                                               the range of securities represented by
                                               the Russell 2000.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/JPMorgan International Value     Seeks high total return from a portfolio    Jackson National Asset
                                               of equity securities of foreign companies   Management, LLC (and
                                               in developed and, to a lesser extent,       J.P. Morgan Investment
                                               developing markets.                         Management, Inc.)
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Lazard Mid Cap Value             Seeks capital appreciation by investing     Jackson National Asset
                                               at least 80% of its assets (net assets      Management, LLC (and
                                               plus the amount of any borrowings for       Lazard Asset Management)
                                               investment purposes) in a non-diversified
                                               portfolio of equity securities of U.S.
                                               companies with market capitalizations in
                                               the range of companies represented in the
                                               Russell Mid Cap Index and that the
                                               sub-adviser believes are undervalued
                                               based on their return on equity.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Lazard Small Cap Value           Seeks capital appreciation by investing     Jackson National Asset
                                               at least 80% of its assets (net assets      Management, LLC (and
                                               plus the amount of any borrowings for       Lazard Asset Management)
                                               investment purposes) in a non-diversified
                                               portfolio of equity securities of U.S.
                                               companies with market capitalizations in
                                               the range of companies represented by the
                                               Russell 2000(R)Index that the sub-adviser
                                               believes are undervalued based on their
                                               return on equity.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Oppenheimer Global Growth        Seeks capital appreciation by investing     Jackson National Asset
                                               primarily in common stocks of companies     Management, LLC (and
                                               in the U.S. and foreign countries. The      OppenheimerFunds, Inc.)
                                               Fund can invest without limit in foreign
                                               securities and can invest in any country,
                                               including countries with developed or
                                               emerging markets.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Oppenheimer Growth               Seeks capital appreciation by investing     Jackson National Asset
                                               mainly in common stocks of "growth          Management, LLC (and
                                               companies." The Fund currently focuses on   OppenheimerFunds, Inc.)
                                               stocks of companies having a large
                                               capitalization (currently more than $12
                                               billion) or mid-capitalization ($2
                                               billion to $12 billion), but this focus
                                               could change over time as well as the
                                               companies the Fund considers to be
                                               currently large and mid-capitalization.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/PIMCO Total Return Bond          Seeks maximum total return, consistent      Jackson National Asset
                                               with the preservation of capital and        Management, LLC (and
                                               prudent investment management, by           Pacific Investment
                                               normally investing at least 80% of its      Management Company LLC)
                                               assets (net assets plus the amount of any
                                               borrowings for investment purposes) in a
                                               diversified portfolio of
                                               investment-grade, fixed-income securities
                                               of U.S. and foreign issuers such as
                                               government, corporate, mortgage- and
                                               other asset-backed securities and cash
                                               equivalents.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/PPM America Balanced             Seeks reasonable income, long-term          Jackson National Asset
                                               capital growth and preservation of          Management, LLC (and PPM
                                               capital by investing primarily in a         America, Inc.)
                                               diversified portfolio of common stock and
                                               fixed-income securities of U.S.
                                               companies, but may also invest in
                                               securities convertible into common
                                               stocks, deferred debt obligations and
                                               zero coupon bonds.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/PPM America High Yield Bond      Seeks to provide a high level of current    Jackson National Asset
                                               income, with capital appreciation as a      Management, LLC (and PPM
                                               secondary investment objective, by          America, Inc.)
                                               investing substantially in a diversified
                                               portfolio of long-term (over 10 years to
                                               maturity) and intermediate-term (3 to 10
                                               years to maturity) fixed-income
                                               securities of U.S. and foreign issuers,
                                               with an emphasis on higher-yielding,
                                               higher-risk, lower-rated or unrated bonds.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/PPM America Money Market         Seeks a high level of current income as     Jackson National Asset
                                               is consistent with the preservation of      Management, LLC (and PPM
                                               capital and maintenance of liquidity by     America, Inc.)
                                               investing in high quality, short-term
                                               money market instruments.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/PPM America Value                Seeks long-term growth of capital by        Jackson National Asset
                                               investing at least 65% of its total         Management, LLC (and PPM
                                               assets in common stocks of domestic         America, Inc.)
                                               companies.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Putnam Equity                    Seeks long-term capital growth by           Jackson National Asset
                                               investing primarily in a diversified        Management, LLC (and
                                               portfolio of common stock of domestic,      Putnam Investment
                                               large-capitalization companies. However,    Management, Inc.)
                                               the Fund may also invest in preferred
                                               stocks, bonds, convertible preferred
                                               stock and convertible debentures if the
                                               sub-adviser believes that they offer the
                                               potential for capital appreciation.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Putnam International Equity      Seeks long-term growth of capital by        Jackson National Asset
                                               investing at least 80% of its assets (net   Management, LLC (and
                                               assets plus the amount of any borrowings    Putnam Investment
                                               for investment purposes) in a diversified   Management, Inc.)
                                               portfolio consisting primarily of common
                                               stocks of non-U.S. companies. The Fund
                                               invests in foreign securities that the
                                               sub-adviser believes offer significant
                                               potential for long-term appreciation.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Putnam Midcap Growth             Seeks capital appreciation by investing     Jackson National Asset
                                               mainly in common stocks of U.S. companies   Management, LLC (and
                                               with a focus on growth stocks which are     Putnam Investment
                                               stocks whose earnings the sub-adviser       Management, Inc.)
                                               believes are likely to grow faster than
                                               the economy as a whole.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Putnam Value Equity              Seeks capital growth, with income as a      Jackson National Asset
                                               secondary objective, by investing           Management, LLC (and
                                               primarily in a diversified portfolio of     Putnam Investment
                                               equity securities of domestic,              Management, Inc.)
                                               large-capitalization companies. At least
                                               80% of its assets (net assets plus the
                                               amount of any borrowings for investment
                                               purposes) will be invested, under normal
                                               market conditions, in equity securities.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Salomon Brothers Global Bond     Seeks a high level of current income,       Jackson National Asset
                                               with capital appreciation as a secondary    Management, LLC (and
                                               objective, by investing at least 80% of     Salomon Brothers Asset
                                               its assets (net assets plus the amount of   Management Inc.)
                                               any borrowings for investment purposes)
                                               in a globally diverse portfolio of
                                               fixed-income investments.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Salomon Brothers U.S.            Seeks a high level of current income by     Jackson National Asset
          Government & Quality Bond            investing at least 80% of its assets (net   Management, LLC (and
                                               assets plus the amount of any borrowings    Salomon Brothers Asset
                                               for investment purposes) in: (i) U.S.       Management Inc.)
                                               Treasury obligations; (ii) obligations
                                               issued or guaranteed by agencies or
                                               instrumentalities of the U.S. Government
                                               which are backed by their own credit and
                                               may not be backed by the full faith and
                                               credit of the U.S. Government; and (iii)
                                               mortgage-backed securities guaranteed by
                                               the Government National Mortgage
                                               Association that are supported by the
                                               full faith and credit of the U.S.
                                               Government.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/T. Rowe Price Established        Seeks long-term growth of capital and       Jackson National Asset
          Growth                               increasing dividend income by investing     Management, LLC (and T.
                                               primarily in a diversified portfolio of     Rowe Price Associates,
                                               common stocks of well-established U.S.      Inc.)
                                               growth companies.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/T. Rowe Price Mid-Cap Growth     Seeks long-term growth of capital by        Jackson National Asset
                                               normally investing at least 80% of its      Management, LLC (and T.
                                               assets (net assets plus the amount of any   Rowe Price Associates,
                                               borrowings for investment purposes) in a    Inc.)
                                               diversified portfolio of common stocks of
                                               medium-sized (mid-cap) U.S. companies
                                               which the sub-adviser expects to grow at
                                               a faster rate than the average company.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/T. Rowe Price Value              Seeks long-term capital appreciation by     Jackson National Asset
                                               investing in common stocks believed to be   Management, LLC (and T.
                                               undervalued.  Income is a secondary         Rowe Price Associates,
                                               objective.  In taking a value approach to   Inc.)
                                               investment selection, at least 65% of its
                                               total assets will be invested in common
                                               stocks the portfolio manager regards as
                                               undervalued.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL VARIABLE FUND  LLC
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Curian Communications Sector     Seeks a high total return through a         Jackson National Asset
                                               capital appreciation and dividend income    Management, LLC (and
                                               by investing at least 80% of its assets     Curian Capital LLC)
                                               (net assets plus the amount of any
                                               borrowings for investment
                                               purposes) in the stocks in the
                                               Dow Jones US Telecommunications
                                               Index in proportion to their
                                               market capitalization weighting
                                               in the Dow Jones US
                                               Telecommunications Index.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Curian Consumer Brands Sector    Seeks a high total return through a         Jackson National Asset
                                               capital appreciation and dividend income    Management, LLC (and
                                               by investing at least 80% of its assets     Curian Capital LLC)
                                               (net assets plus the amount of any
                                               borrowings for investment purposes) in
                                               the stocks in the Dow Jones US Consumer,
                                               Cyclical Index in proportion to their
                                               market capitalization weighting in the
                                               Dow Jones US Consumer, Cyclical Index.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Curian Energy Sector             Seeks a high total return through a         Jackson National Asset
                                               capital appreciation and dividend income    Management, LLC (and
                                               by investing at least 80% of its assets     Curian Capital LLC)
                                               (net assets plus the amount of any
                                               borrowings for investment purposes) in
                                               the stocks in the Dow Jones US Energy
                                               Index in proportion to their market
                                               capitalization weighting in the Dow Jones
                                               US Energy Index.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Curian Financial Sector          Seeks a high total return through a         Jackson National Asset
                                               capital appreciation and dividend income    Management, LLC (and
                                               by investing at least 80% of its assets     Curian Capital LLC)
                                               (net assets plus the amount of any
                                               borrowings for investment purposes) in
                                               the stocks in the Dow Jones US Financial
                                               Index in proportion to their market
                                               capitalization weighting in the Dow Jones
                                               US Financial Index.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Curian                           Seeks a high total return through a         Jackson National Asset
          Pharmaceutical/Healthcare Sector     capital appreciation and dividend income    Management, LLC (and
                                               by investing at least 80% of its assets     Curian Capital LLC)
                                               (net assets plus the amount of any
                                               borrowings for investment
                                               purposes) in the stocks in the
                                               Dow Jones US Healthcare Index in
                                               proportion to their market
                                               capitalization weighting in the
                                               Dow Jones US Healthcare Index.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Curian Technology Sector         Seeks a high total return through a         Jackson National Asset
                                               capital appreciation and dividend income    Management, LLC (and
                                               by investing at least 80% of its assets     Curian Capital LLC)
                                               (net assets plus the amount of any
                                               borrowings for investment purposes) in
                                               the stocks in the Dow Jones US Technology
                                               Index in proportion to their market
                                               capitalization weighting in the Dow Jones
                                               US Technology Index.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

The investment objectives and policies of certain of the portfolios are similar to the investment objectives and policies of other mutual funds that the portfolio's investment sub-advisers also manage. Although the objectives and policies may be similar, the investment results of the portfolios may be higher or lower than the investment results of those other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar portfolios will be comparable even though the portfolios have the same investment advisers. The portfolios described are available only through variable annuity and variable life Contracts issued by Jackson National. Shares of the portfolios may also be sold directly to qualified retirement plans. They are NOT offered or made available to the general public directly.

A portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

You should read the prospectuses for the JNL Series Trust, JNL Variable Fund LLC and the JNLNY Variable Fund I LLC carefully before investing. Additional portfolios and Investment Divisions may be available in the future.

We automatically reinvest all dividends and capital gains distributions from a portfolio in shares of that portfolio at net asset value. The income and realized and unrealized gains or losses on the assets of each Investment Division are separate and are credited to or charged against the particular Investment Division without regard to income, gains or losses from any other Investment Division or from any other part of our business. We use the Net Premium you allocate to an Investment Division to purchase shares in the corresponding portfolio and redeem shares in the portfolios to meet policy obligations. The portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Certain portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same portfolio. Although neither we nor any of the portfolios currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners, each portfolio's board of directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a board of directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Owners will not bear the related expenses.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the portfolios held by the Investment Divisions to which you have allocated your Policy Value. Under current interpretations, however, you are entitled to give us instructions on how to vote those shares with respect to certain matters. We notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the issues. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant portfolio for the shareholder meeting at which the vote will occur.

As a general rule, you are the person entitled to give voting instructions. However, if you assign your policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants. If you send us written voting instructions, we follow your instructions in voting the portfolio shares attributable to your policy. If you do not send us written instructions, we vote the shares attributable to your policy in the same proportion as we vote the shares for which we have received instructions from other Owners. We vote shares that we hold in the same proportion as we vote the shares for which we have received instructions from Owners.

We may, when required by state insurance regulatory authorities, disregard Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the portfolios or to approve or disapprove an investment advisory contract for one or more of the portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Owners to the investment objectives or the investment adviser of the portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the portfolio or would result in the purchase of securities for the portfolio that vary from the general quality and nature of investments and investment techniques utilized by the portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the portfolio shares without obtaining instructions from our Owners and we may choose to do so.

ADDITIONS, DELETIONS, AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the portfolios are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares of a portfolio is no longer preferred, we may add or substitute shares of another portfolio or mutual fund for portfolio shares already purchased or to be purchased in the future. Any substitution will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Investment Divisions:

     (a)  to operate the Separate Account in any form permitted by law;

     (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

     (c) to transfer assets from one Investment Division to another, or from any Investment Division to our general account;

     (d)  to add,  combine,  or  remove  Investment  Divisions  in the  Separate
          Account;

     (e) to change the way in which we assess charges, as long as the charges do not exceed the maximum guaranteed charges under the policies; and

     (f) to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes.

If we take any of these actions, we will comply with the then applicable legal requirements.

                                THE FIXED ACCOUNT

If you select the Fixed Account, your money will be placed with Jackson National's other assets. The Fixed Account is not registered with the SEC and the SEC does not review the information we provide to you about the Fixed Account. Your policy contains a more complete description of the fixed accounts.

THE PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS IN THE FIXED ACCOUNT ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENTS ABOUT THE FIXED ACCOUNT IN THIS PROSPECTUS MAY BE SUBJECT TO GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING ACCURACY AND COMPLETENESS.

You may allocate part or all of your premium to the Fixed Account. Under this option, we guarantee the amount allocated (deductions may lower the amount we guarantee) to the Fixed Account and a minimum rate of interest of 3% that will be credited to the amount in the Fixed Account. From time to time and at our sole discretion, we may set a higher current interest rate applicable to premium and transfers allocated to the Fixed Account during a Policy Year. We may declare different rates for amounts that are allocated to the Fixed Account at different times. The rate will be re-set on the Policy Anniversary. All monies in the Fixed Account will be re-set to the same rate on the Policy Anniversary. We determine interest rates in accordance with a variety of factors.

Amounts allocated to the Fixed Account are part of the general account of Jackson National. We invest the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We may delay payment of partial surrenders from the Fixed Account for up to 6 months from the date we receive your written partial surrender request. We pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                           POLICY BENEFITS AND RIGHTS

DEATH BENEFIT. While your policy is in force, we will pay the Death Benefit Proceeds upon the death of the Insured. We will pay the Death Benefit Proceeds to the named beneficiary(ies) or, if none survives, to the contingent beneficiary(ies). We will pay the Death Benefit Proceeds in a lump sum.

The Death Benefit Proceeds payable to the beneficiary equal the applicable Death Benefit, less any Debt and less any due and unpaid charges. The amount of Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Specified Death Benefit (or Target Death Benefit), and in some instances your Policy Value. The Death Benefit Proceeds may be increased, if you have added a rider that provides an additional benefit. Please see "Optional Insurance Benefits" beginning on page [__].

The Death Benefit Proceeds will include any amount which may be payable under the Guaranteed Minimum Death Benefit (if included in your policy), as of the end of the Valuation Period during which we receive due proof of death from the beneficiary of record (if there are multiple beneficiaries, we will calculate the Death Benefit Proceeds when we receive completed claim forms and due proof of death from the first beneficiary). We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

DEATH BENEFIT OPTIONS. You may choose one of three Death Benefit options. Under each option, if you have added the Optional Additional Death Benefit Coverage to your policy, the Target Death Benefit rather than the Specified Death Benefit is used in calculating the Death Benefit:

     OPTION A: the Death Benefit is the greater of: (a) the Specified Death Benefit (or Target Death Benefit) of the policy; or (b) the Minimum Death Benefit. Option A is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the Minimum Death Benefit.

     OPTION B: the Death Benefit is the greater of (a) the Specified Death Benefit (or Target Death Benefit) plus the Policy Value; or (b) the Minimum Death Benefit. Under Option B, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your policy generally involves a constant Net Amount at Risk.

     OPTION C: the Death Benefit is the greater of: (a) the Specified Death Benefit (or Target Death Benefit) plus the greater of (i) the sum of all premiums paid minus all prior partial surrenders (including any applicable charges) or (ii) zero, or (b) the Minimum Death Benefit. Under this Option, your Death Benefit generally varies as you pay premiums and take partial surrenders.

The Minimum Death Benefit used in the Death Benefit formulas under the policy equals the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 100% at age 95 or above. While your policy is in force, we guarantee that the Death Benefit will not be less than the greater of the current Specified Death Benefit (or Target Death Benefit) or the Minimum Death Benefit.

Since the cost of insurance charge is based upon the Net Amount at Risk, it generally is less under a policy with an Option A Death Benefit than one with an Option B Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option A than under Option B, but the Death Benefit under Option B increases or decreases directly with changes in the Policy Value. Thus, you may prefer Option A if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option B if your are seeking to increase Death Benefits. Option C may be preferable if you want a Death Benefit that would include a return of premium paid (less partial surrenders).

EXAMPLE OF APPLICABLE CORRIDOR PERCENTAGE. The corridor percentages used in calculating the Minimum Death Benefit are set so as to seek to ensure that the policies qualify as life insurance for federal income tax purposes. Accordingly, the policy provides that under all Death Benefit options, the Death Benefit will at least equal the Minimum Death Benefit. For example, under an Option A policy, an increase in the Policy Value due to favorable investment experience may increase the Death Benefit above the Specified Death Benefit (or Target Death Benefit), and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Death Benefit (or Target Death Benefit)).

                 ------------------------------------- ----------------------- --------------------
                                                                 A                      B
                 ------------------------------------- ----------------------- --------------------
                 ------------------------------------- ----------------------- --------------------
                 Specified Death Benefit                      $200,000              $200,000
                 ------------------------------------- ----------------------- --------------------
                 ------------------------------------- ----------------------- --------------------
                 Death Benefit Option                            A                      A
                 ------------------------------------- ----------------------- --------------------
                 ------------------------------------- ----------------------- --------------------
                 Insured's Age                                   50                    50
                 ------------------------------------- ----------------------- --------------------
                 ------------------------------------- ----------------------- --------------------
                 Policy Value                                 $115,000               $95,000
                 ------------------------------------- ----------------------- --------------------
                 ------------------------------------- ----------------------- --------------------
                 Applicable Corridor Percentage                 185%                  185%
                 ------------------------------------- ----------------------- --------------------
                 ------------------------------------- ----------------------- --------------------
                 Death Benefit                                $212,750              $200,000
                 ------------------------------------- ----------------------- --------------------

In Example A, the Death Benefit equals $212,750, i.e., the greater of $200,000 (the Specified Death Benefit) and $212,750 (the Policy Value of $115, 000, multiplied by the corridor percentage of 185%). This amount, less any Debt and unpaid charges, constitutes the Death Benefit Proceeds that we would pay to the beneficiary.

In Example B, the Death Benefit is $200,000, i.e., the greater of $200,000 (the Specified Death Benefit) and $175,750 (the Policy Value of $95,000 multiplied by the corridor percentage of 185%).

CHANGES IN DEATH BENEFIT OPTION. Subject to our consent, after the first Policy Year, you may change the Death Benefit Option once each Policy Year by writing to us at the address given on the first page of this prospectus. If you ask to change from Option A to Option B, we reduce the Specified Death Benefit (and Target Death Benefit, if Optional Additional Death Benefit Coverage is elected) of your Policy by the amount of the Policy Value. If you ask to change from Option B to Option A, we increase the Specified Death Benefit (and Target Death Benefit) of your policy by the amount of the Policy Value. If you ask to change from Option C to Option A, we increase the Specified Death Benefit (and Target Death Benefit) by the greater of the sum of all your premiums paid, less all prior partial surrenders or zero. You may not change from Option C to Option B or from Option A or B to Option C. The change takes effect on the first Monthly Anniversary following our approval at least one business day after we approve your Written Request. If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary. We may require evidence of insurability satisfactory to us for a change from Option A to Option B. We do not currently require you to prove insurability for other changes in Death Benefit Option.

You may not change the Death Benefit Option under your policy if afterward the Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit. The Guaranteed Minimum Death Benefit rider is available only with Death Benefit Option A.


CHANGES IN SPECIFIED DEATH BENEFIT. You may request an increase in Specified Death Benefit after the first Policy Year, and a decrease in the Specified Death Benefit after the third Policy Year. You may change the Specified Death Benefit one time per Policy Year. You may request the change by writing to us at the address shown on the first page of this prospectus. You should be aware that a change in the Specified Death Benefit changes the Net Amount at Risk and, therefore, changes the cost of insurance charges on your policy. In addition, approved increases will be subject to an additional Surrender Charge (based on the amount of the increase, the Insured's Attained Age and underwriting risk classification). The change will take effect on the first Monthly Anniversary after we approve the request. If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary. We do not permit a Specified Death Benefit change if the policy is in the Grace Period.

When the Specified Death Benefit of a policy is increased after issue, a new segment of coverage is created to which cost of insurance rates that differ from the original coverage cost of insurance rates are applied. This is done to reflect the additional underwriting and a higher attained age. If you request a decrease in Specified Death Benefit, we first apply it to coverage provided by the most recent segment of Specified Death Benefit then to the next most recent segment successively and finally to the coverage under the original application. The minimum decrease amount is $10,000. We do not permit a decrease in the Specified Death Benefit of your policy if afterward the Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit or cause your policy to lose its status as a contract of life insurance under the Code. If your policy has the Optional Additional Death Benefit Coverage, any approved decrease will apply first to the Target Death Benefit, and then to the Specified Death Benefit. The existence of these segments necessitates that any decrease be applied in reverse order to the segments. For more information, see "Optional Death Benefits" beginning on page [ ].


To apply for an increase in the Specified Death Benefit, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. The increased coverage amount may be in a different rate class from your base coverage. We do not permit any increase in Specified Death Benefit after the Insured's 90th birthday. The minimum amount of a Specified Death Benefit increase is $10,000.

You should be aware that an increase in the Specified Death Benefit of your policy affects the cost of insurance charges applicable to your policy. As noted above, we deduct a larger amount of cost insurance charges, because an increase in the Specified Death Benefit also increases the Net Amount at Risk under your policy. We will not approve a request for a Specified Death Benefit increase if the Cash Surrender Value is too small to pay the Monthly Deduction through the end of the Policy Year. As described in "Surrender Charge" on page [__], if you increase the Specified Death Benefit under the policy a new surrender charge will apply. Modifying the policy's Specified Death Benefit may have tax ramifications. For additional information, please see "Federal Tax Considerations" on page [__].

OPTIONAL INSURANCE BENEFITS. You may ask to add one or more riders to your policy to provide additional optional insurance benefits. We may require evidence of insurability before we issue a rider to you. If we impose any charge for a rider, we will deduct the charge as part of the Monthly Deduction. For more information concerning what optional riders are offered and their operation and costs, please ask your sales representative or contact us at our Service Center. At our sole discretion we may offer riders or stop offering any rider at any time.

We currently offer the following riders for this policy. We add the Terminal Illness Benefit Rider automatically and at no cost to you. The Guaranteed Minimum Death Benefit Rider is available only at policy issue.

TERMINAL ILLNESS BENEFIT RIDER - The rider provides an accelerated payment of life insurance proceeds if the Insured is terminally ill, as defined in the rider. You may request an accelerated benefit of between 25% of the Death Benefit (or $50,000, if less) and 100% of the Death Benefit (or $250,000, if less). The amount of the benefit is calculated as the amount requested less the following: a discount for 12 months' interest as specified in the rider, a pro rata portion of any outstanding Debt, an administrative expense charge fee as determined by the Company (not to exceed $100), and any unpaid policy charges. The Death Benefit will be reduced by the dollar amount requested. All other values under the policy will be reduced proportionately. Any amount payable during the contestability period, due to suicide, will be reduced by any previously paid accelerated benefit.

This rider terminates upon payment of any benefit under the rider. There is no expiry date for the base Insured. The expiry date for the rider Insured is at the expiry of the Other Insured Term Insurance Rider.


ADDITIONAL DEATH BENEFIT COVERAGE -You may increase your total life insurance coverage by adding this option to your policy. This option may be added after the Issue Date and will be effective on the Monthly Anniversary following approval. This option enables you to adjust your total coverage under the policy to meet your anticipated needs. When you apply for this option, you select a Target Death Benefit, which is your desired amount of total insurance coverage. The Target Death Benefit may be for the life of the rider or it may be scheduled to change at the beginning of specified Policy Years. The Target Death Benefit may equal the Specified Death Benefit. All changes reflected in the schedule of Target Death Benefits must occur on a Policy Anniversary. The Target Death Benefit cannot be scheduled to be reduced in the first seven Policy Years. The Target Death Benefit can be changed and will be effective the Monthly Anniversary following our approval. The Specified Death Benefit must be at least 20% of the Target Death Benefit. The death benefit coverage under this option equals the Total Death Benefit minus the Base Death Benefit under the base policy (i.e., determined without considering the option), but not less than zero. The rider does not provide a fixed amount of term coverage. Rather, the additional death benefit coverage adjusts automatically to changes in the base policy Death Benefit so that the sum of the additional death benefit coverage and the base policy coverage will equal the Total Death Benefit so long as the coverage is in effect. Your Total Death Benefit will depend on which Death Benefit Option you have selected.


     o Under Death Benefit Option A, your Total Death Benefit is the greater of (a) the Target Death Benefit or (b) the Minimum Death Benefit.

     o Under Death Benefit Option B, your Total Death Benefit is the greater of (a) the Target Death Benefit plus the Policy Value or (b) the Minimum Death Benefit.

     o Under Death Benefit Option C, your Total Death Benefit is the greater of (a) the Target Death Benefit plus the greater of (i) total premiums less total partial surrenders (including any applicable charge) or
          (ii) zero or (b) the Minimum Death Benefit.

If your Policy Value increases sufficiently to require that the Base Death Benefit equal the Total Death Benefit, then the benefit under the rider would be zero. However, the rider would remain in effect until you remove it from your policy. Thereafter, if your Policy Value later dropped such that the Base Death Benefit were lower than the Total Death Benefit, your rider would resume providing a benefit.


You may increase your coverage under this rider in accordance with our rules for increasing the Specified Death Benefit of the policy and the rules above. See "Changes in Specified Death Benefit" on page __. However, we will treat a request to increase the death benefit as a request to increase both the Specified Death Benefit and the Target Death Benefit, unless you specifically request otherwise.

You may decrease your coverage under this option in accordance with our rules for decreasing the Specified Death Benefit of the policy. See "Specified Death Benefit" at page __. Approved reductions will apply first to the rider coverage, then to previously approved increases in the Specified Death Benefit, and then to the original Specified Death Benefit. We may refuse to effect scheduled increases in Target Death Benefit if you cancel a scheduled change or ask for an unscheduled decrease in your Target Death Benefit. Partial surrenders, changes from Death Benefit Option A to Option B, and decreases in your death benefit coverage may reduce the amount of your Target Death Benefit in the same manner as those transactions would reduce your policy's Specified Death Benefit. See "Partial Surrenders" on page [] and "Changes in Death Benefit Option" on page [].


We deduct a separate monthly cost of insurance charge for coverage under this option. The cost of insurance charge will equal the benefit under the option times the applicable cost of insurance rate as of the applicable Monthly Anniversary. The cost of insurance rate will be determined by us from time to time, based on the Insured's age at issue of the option, sex and underwriting risk class, and the number of years since the option was issued. This option expires at the Insured's Attained Age 100.


We will deduct a monthly administrative charge on the excess of the Target Death Benefit over the Specified Death Benefit which will be the same as the monthly administrative charge under the base policy (this is deducted even if the rider benefit is reduced to zero). The total charges you may pay under a policy with this option may be more or less than you would pay if all of the coverage were provided under the base policy alone. We do not charge a sales charge or surrender charge under this option. If you increase the Target Death Benefit after the option is issued, we may require satisfactory evidence of insurability, and we will determine the applicable underwriting risk class and cost of insurance charge separately for the additional coverage. The guaranteed cost of insurance on the option will be higher then the guaranteed cost of insurance for the base policy. The current cost of insurance will be the same if the option is added at issue. However, the cost of insurance will be higher if the option is added after the policy is issued. This option has no surrender value and does not contribute to the Policy Value. The only benefit payable under this option is the additional death benefit. Benefits under this option are not covered by the Guaranteed Minimum Death Benefit Rider ("GMDB"). Accordingly, if the GMDB is in force and the Net Policy Value is insufficient to pay charges as they come due and you do not pay sufficient additional premium (see "Termination and Grace Period" on page __), this option will terminate; thereafter, if your policy has a GMDB Rider in effect, only the coverage provided by the base policy will remain in force.


Commissions payable to sales representatives on the sale of policies with an Additional Death Benefit Coverage are calculated based on the total premium payments made for the base policy and the option. The commissions will vary depending on the ratio of the death benefit for the base policy and the rider. The same amount of premium will result in the highest commission when there is no option, with the commission declining as the portion of the death benefit coverage allocated to the option increases.

WAIVER OF MONTHLY DEDUCTIONS RIDER. In the event of the Insured's total disability commencing before the Policy Anniversary after the Insured reaches Attained Age 60, we will waive the Monthly Deduction for the policy and any rider then in effect during the continuance of the disability. Eligible issue ages for this rider are 18-55. You may not select both this rider and the Waiver of Specified Premium Rider. Policy changes that would result in a larger Monthly Deduction may be restricted during a period of disability. These changes could include the addition of an additional Other Insured Term Insurance Rider or benefits requiring evidence of insurability. The policy may lapse if Debt is greater than the Policy Value less the surrender charge.

WAIVER OF SPECIFIED PREMIUM RIDER. In the event of the Insured's total disability commencing before the Policy Anniversary corresponding to the Insured's Attained Age 60, we will pay a specified monthly premium into the policy during the continuance of the disability. Eligible issue ages for this rider are 18-55. You may not select both this rider and the Waiver of Monthly Deduction Rider. Payment of the specified premium may not be sufficient to keep the policy in force during the period of disability.


GUARANTEED MINIMUM DEATH BENEFIT RIDER. See "Guaranteed Minimum Death Benefit" on page [ ].


OTHER INSURED TERM INSURANCE RIDER. This rider provides term insurance coverage on an additional person up to the Rider Insured's Attained Age 80, subject to the terms of the rider. If the Rider Insured is not related to the Insured on the policy and the policy is not a MEC, the charges deducted for this rider may be treated as distributions for tax purposes and accordingly reduce the cost basis of the policy. For MEC contracts, the charges for the Rider Insureds who are not related to the Insured may be treated as a taxable distributions for tax purposes, to the extent there is a gain in the contract. You should consult a qualified tax adviser for more information. At any time before or on the Rider Insured's 65th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance). You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance. Accordingly, you should consult your tax counsel before removing or reducing the rider.

CHILD INSURANCE RIDER. This rider provides for term insurance on the Insured's children. We provide coverage until the earlier of the 22nd birthday of each child (issue ages: 14 days to 18th birthday) or the end of the premium paying period for the rider. The rider expires at the Insured's Attained Age 65. Up to 5 units may be purchased. Each unit provides $5,000 of term coverage on each Insured child. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22. If the Insured commits suicide or when the insurance on the life of each child expires, the rider may be converted without evidence of insurability, to any available life policy (other than term insurance) provided the rider is in force and no premium is in default. We must receive a written application for the new policy and payment of the first premium no later than 30 days after the rider's date of expiry.

POLICY LOANS. While the policy is in force and not in the Grace Period and after the Allocation Date, you may borrow money from us using the policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. You may borrow up to 90% of the Policy Value minus 90% of the applicable surrender charge minus the existing Debt of your policy as of the end of the Valuation Period in which we grant your loan request. Outstanding policy loans and loan interest reduce the amount you may request. In addition, if you have named an irrevocable beneficiary, you must also obtain his or her written consent before we make a policy loan to you. The minimum loan amount is $500.00.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our Service Center. We may, however, postpone payment in the circumstances described below in "Postponement of Payment."

When we make a policy loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We make these transfers pro rata from the Investment Divisions and the Fixed Account, unless you instruct us otherwise in writing. We credit interest to the Loan Account at 3% annually.

Interest on policy loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a policy loan when due, the unpaid interest becomes part of the policy loan and accrues interest at the same rate. In addition, on each Policy Anniversary, the value of the Loan Account is set equal to the Debt. Accordingly, we transfer to the Loan Account an amount of Policy Value equal to the amount by which the Debt exceeds the value of the Loan Account. Similarly, if the value in the Loan Account exceeds Debt, we transfer the excess from the Loan Account to the Investment Divisions and the Fixed Account on a proportional basis.


We offer two types of loans. Preferred loans are loans against Earnings that are available only after the tenth Policy Anniversary. All other loans are treated as standard loans. After the tenth Policy Year, each loan will be treated as a preferred loan in an amount up to current Earnings, if any, and as a standard loan as to any loan amount in excess of Earnings. The relative amounts of any outstanding preferred and standard loans will be reset on each Policy Anniversary based on current Earnings, if any. Preferred and standard loans accrue interest daily at an annual simple interest rate of 3% and 4%, respectively. In contrast, amounts allocated to the Loan Account as collateral for such loans accrue compounded interest daily at an annual effective interest rate of 3%.

While the policy is in force, you may repay all or part of a policy loan without any penalty. To repay a loan in full, the loan repayment must equal the Debt. If you intend a payment to be a loan repayment rather than additional premium, you must clearly identify the payment as such or we treat it as additional premium. We apply all loan repayments first to the loan principal, and then to the accrued loan interest. We first apply all loan repayments to any standard loans you may have taken. When we receive a loan repayment, we transfer an equal amount from the Loan Account to the Investment Divisions and Fixed Account according to the most recent premium allocation instructions on file, unless you instruct us otherwise. We reserve the right to require loan repayments to be credited to the Fixed Account to the extent that was the source of the loan being repaid. We may refuse any loan repayment less than $25. An overpayment of a loan may be treated as either as additional premium or it will be refunded at our election unless you specify in writing with your payment that any overpayment should be refunded.


If the total outstanding Debt exceeds the Policy Value less the surrender charge of your policy, we notify you and any assignee in writing. To keep the policy in force, we require you to pay a premium sufficient to keep the policy in force for at least three more months. If you do not pay us sufficient premium within the Grace Period, your policy lapses and terminates without value. As explained below in the section entitled "Reinstatement," you may subsequently reinstate the policy by either repayment or reimbursement of any Debt that was outstanding at the end of the Grace Period, however the loan cannot be reinstated. If your policy lapses while a policy loan is outstanding, you may owe taxes or suffer other adverse tax consequences.

A policy loan, whether or not repaid, will have a permanent effect on your Policy Value because the investment results of each Investment Division and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value will not increase as rapidly as it would if you had not taken a policy loan. If the Investment Divisions and/or Fixed Account earn less than that rate, then your Policy Value will be greater than it would have been if you had not taken a policy loan. The combination of an increasing loan balance, deduction for contract charges and fees, and unfavorable investment performance may cause the policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the policy. Also, if you do not repay a policy loan, your Debt reduces the Death Benefit and Cash Surrender Value otherwise payable.


In addition, you may realize taxable income when you take a policy loan. If your policy is treated as a modified endowment contract for federal tax purposes, policy loans are treated as partial surrenders for tax purposes, and the amount of the loan equal to any increase in your Policy Value may be treated as taxable income to you. In addition, you may also incur an additional 10% percent penalty tax. This penalty tax will not apply to any amounts: (1) paid on or after the date you reach age 59 1/2, (2) paid to your beneficiary after you die or (3) paid if you become totally disabled (as that term is defined in the Code).


You should also be aware that interest on policy loans is generally not deductible. Before you take a policy loan, you should consult your tax adviser and carefully consider the potential impact of a policy loan on your rights and benefits under the policy.

SURRENDERS. While your policy is in force, you may surrender your policy. Your policy terminates on the day we receive your Written Request in good order. You must submit your policy or a lost policy affidavit to our Service Center with your written surrender request.


Upon surrender, we pay you the Cash Surrender Value determined as of the day we receive your Written Request. The Cash Surrender Value equals the Policy Value, minus the surrender charge minus any Debt. The surrender charge is described in "Surrender Charge" below. Generally, we pay you the Cash Surrender Value of your policy within seven days of our receipt of your Written Request. You may not reinstate the policy once it is surrendered. We have set forth the tax consequences of surrendering the policy in "Federal Tax Considerations" below.


Surrendering your policy and applying the proceeds to a payment option may result in your being deemed to receive taxable income. Accordingly, before following this course of action you should consult a qualified tax adviser.

PARTIAL SURRENDERS. While your policy is in force after the first Policy Year, you may withdraw a portion of your Cash Surrender Value by sending a Written Request to our Service Center.

Your Written Request for a partial surrender will be effective on the day we receive it at our Service Center, or, if not a Valuation Day, the next day that is a Valuation Day. We pay you the amount requested and we deduct that amount plus any applicable surrender charge and a $25 partial surrender fee from your Policy Value. The minimum partial surrender amount is $500. We will not permit a partial surrender to reduce the Cash Surrender Value to an amount less than or equal to the equivalent of the next three Monthly Deductions. If your partial surrender would exceed that limit, we will notify you and give you the option of withdrawing your request or surrendering your policy. Unless you request otherwise, we take the partial surrender from the Investment Divisions and the Fixed Account in proportion to each one's respective value at the time. The amount withdrawn from the Fixed Account may not exceed the total amount withdrawn times the ratio of the Fixed Account Value to the value in the Investment Divisions and Fixed Account immediately before the partial surrender.

A partial surrender may reduce the Specified Death Benefit (and the Target Death Benefit, if your policy has a Optional Additional Death Benefit Coverage) under your policy as well as the Policy Value. The effect on the Death Benefit will depend on the Death Benefit Option then in effect.

For policies with Death Benefit Option A:

If your policy does not have a Optional Additional Death Benefit Coverage:

If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit by the partial surrender amount. Otherwise if your Death Benefit equals the Minimum Death Benefit, we will reduce the Specified Death Benefit by the amount by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender.


EXAMPLE: The following example illustrates the effect of a partial surrender on a policy having the indicated values, where the Base Death Benefit equals the Minimum Death Benefit. The example assumes a corridor percentage of 250% and a total partial surrender amount of $20,000.

                                           Before the Partial Surrender        After the Partial Surrender
         Policy Value                      $84,000                             $64,000
         Specified Death Benefit (A)       $200,000                            $190,000
         Minimum Death Benefit (B)         $210,000 ($84,000 x 250%)           $160,000 ($64,000 x 250%)
         Base Death Benefit                $210,000 (greater of A and B)       $190,000 (greater of A and B)


As shown above, the Policy Value is reduced by $20,000, the total amount of the partial surrender, while the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.



If your policy has an Optional Additional Death Benefit Coverage:


If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit and the Target Death Benefit by the partial surrender amount. If the Minimum Death Benefit is greater than the Specified Death Benefit but less than or equal to the Target Death Benefit, we will reduce the Specified Death Benefit by the amount (if any) by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender, and we will reduce the Target Death Benefit by the partial surrender amount. If the Minimum Death Benefit is greater than the Specified Death Benefit and the Target Death Benefit, we will reduce the Specified Death Benefit by the amount (if any) by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender, and we will reduce the Target Death Benefit by the amount (if any) by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Target Death Benefit immediately before the partial surrender. See Appendix B for examples of how your insurance coverage would change under Death Benefit Option A as the result of a partial surrender.



For policies with Death Benefit Option B:

A partial surrender generally does not affect the Specified Death Benefit (Target Death Benefit). However, the Death Benefit Proceeds typically are reduced dollar-for-dollar.

For policies with Death Benefit Option C:

If the partial surrender amount is less than the total premiums paid minus the total of all prior partial surrenders (including related charges), the Specified Death Benefit and the Target Death Benefit (if any) will not be reduced. Otherwise, the Specified Death Benefit is reduced by the amount that the partial surrender amount exceeds the greater of: (1) total premiums paid minus the sum of all partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Specified Death Benefit or (3) zero, and the Target Death Benefit (if any) is reduced by the amount that the partial surrender amount exceeds the greater of (1) total premium minus the sum of all partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Target Death Benefit or (3) zero.

Partial surrenders are not permitted if the Death Benefit reduction would reduce the Specified Death Benefit below the minimum Specified Death Benefit ($100,000) or cause the policy to lose its status as life insurance under the Code. If the Optional Additional Death Benefit Coverage is elected, the death benefit will be re-calculated upon partial surrender.

A partial surrender may give rise to taxable income. Also, we will notify you if a partial surrender would cause your policy to be treated as a modified endowment contract for tax purposes, so that you can decide whether to pursue the partial surrender or modify or withdraw it to avoid modified endowment contract status. We recommend that you consult your tax adviser before making a partial surrender. The tax consequences of making a partial surrender are discussed in "Federal Tax Considerations."

STATUS OF POLICY AT ATTAINED AGE 100. If your Cash Surrender Value is greater than zero at the Insured's Attained Age 100, your policy will remain in force subject to the following changes:

     (1) We will transfer all of your Policy Value to the Fixed Account, and the Investment Divisions no longer will be available under your policy;

     (2)  We will stop charging the Monthly Deduction;

     (3) The death benefit option will change to Option A, and no further changes in death benefit option will be permitted. If your policy has an in force Optional Additional Death Benefit Coverage, the Specified Death Benefit under the policy will be changed to equal the Target Death Benefit and coverage under the rider will terminate;

     (4)  No additional premiums will be accepted;

     (5)  Dollar cost averaging and rebalancing, if applicable, terminate;

     (6)  Riders will  terminate as provided in the Rider form;  and

     (7) Partial surrenders and policy loans (loan interest will continue to accrue) will continue to be allowed.

If you have outstanding Debt, loan repayments may be necessary to maintain a positive Cash Surrender Value since loan interest will continue to accrue.

TERMINATION AND GRACE PERIOD. Your policy will terminate and life insurance coverage will end when one of the following events first occurs:

     (a) you surrender your policy;
     (b) the Grace Period ends and your policy lapses; or (c) the Insured dies.

Your policy will enter the Grace Period if your Cash Surrender Value on any Monthly Anniversary is $0 or less, unless the Guaranteed Minimum Death Benefit Rider is in effect or the Minimum Premium criteria is satisfied (see below). We will send you and any assignee notice of the amount necessary to keep your policy in force. That amount generally is equal to the next three Monthly Deductions and the applicable Premium Charges or a greater amount if needed to have the Cash Surrender Value positive three months later. If you do not pay that amount by the end of the Grace Period, your policy will lapse without value and coverage will end.

Minimum Premium criteria: If within the first three Policy Years the actual Premium received minus any partial surrender amounts (less related charges) is greater than the sum of the monthly Minimum Premiums between the Policy Date and the Monthly Anniversary, the Policy will not enter the Grace Period if the Net Policy Value is greater than zero.

The policy will continue in effect through the Grace Period. If the Insured dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions. However, we will reduce the proceeds by any overdue charges.

If the Insured is within two months of age 100 when the Policy goes into the Grace Period, the Owner will be required to pay an amount at least equal to the unpaid Monthly Deductions to keep the Policy in force to age 100 plus the applicable sales and tax charges. The cost of insurance charges in the Monthly Deduction calculation will be based on the most recently paid cost of insurance charge as of the day the Grace Period begins. All allocations are transferred to the Fixed Account.

REINSTATEMENT. If your policy lapses, you may apply for reinstatement of the policy within five years of the date of lapse by sending a Written Request to our Service Center. We will require satisfactory evidence of the insurability of the Insured at the same underwriting risk classification as at the time of issuance of the policy. The reinstatement amount (or charge) must be sufficient to cover all past due Monthly Deductions assessed during the Grace Period, plus the next three Monthly Deductions and the applicable sales and tax charges. Policy loans will not be restored on reinstatement.

The Policy Value on the reinstatement date will equal the Policy Value at the time of lapse, minus any Debt, plus any additional Net Premium that is not considered payment of past due charges. The Policy Value will be allocated to the Investment Divisions and Fixed Account according to your most recent allocation instructions. The Death Benefit of the reinstated policy cannot exceed the Death Benefit at the time of lapse. The surrender charge in effect upon reinstatement will be the surrender charge that existed on the date of lapse. The Sales Charge, Policy Fee, Cost of Insurance charge, Administrative charge and Mortality & Expense Risk charge will be reinstated at the duration in effect when the policy lapsed. The Cost of Insurance charge will be reinstated at the duration in effect when the policy is reinstated.

RIGHT TO EXAMINE THE POLICY. You may cancel your policy for any reason by returning it to us within ten days after you receive it. In addition, if your policy was purchased as a replacement of an existing life insurance policy or annuity contract, you may return it to us within sixty days after you receive it. If you return your policy, the policy terminates and we will pay you an amount equal to your total premium paid, less any partial surrender and any policy loans. We will pay the refund within seven days of receiving your request and the policy. No surrender charge is imposed upon return of a policy within the Right to Examine Period.

POSTPONEMENT OF PAYMENT. We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear. We ordinarily pay any amount attributable to your Policy Value allocated to the Separate Account within seven days, except that we may suspend or postpone any transfers or payments to or from the Investment Divisions if any of the following events occur:

     (1) The New York Stock Exchange is closed (other than customary weekend and holiday closings).

     (2) Trading on the New York Stock Exchange is restricted.

     (3) An emergency exists, as determined by the Securities and Exchange Commission, so that it is not reasonably practicable to dispose of the Separate Account's investments or to determine the value of its assets.

     (4) The Securities and Exchange Commission by order so permits for your protection.

In addition, we may delay payment from the Fixed Account for up to six months. We will pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                             CHARGES AND DEDUCTIONS

We assess charges and deductions under the policies from your premium and against your value in the Investment Divisions and the Policy Value generally. Additional charges and expenses are paid out of the portfolios' assets, as described in the prospectuses of the portfolios.

PREMIUM CHARGES. Before we allocate a premium to the Policy Value, we subtract the Premium Charges. The three Premium Charges are: the sales charge, the premium tax charge, and the federal (DAC) tax charge.


SALES CHARGE. The sales charge may never exceed 6% of all premium paid. This charge is intended to help us pay for actual sales expenses, which include sales representatives' sales commissions and other sales and distribution expenses. The current sales charge is 6% for years 1-5 and 4% for years 6+ (up to the Target Premium) and 2% for issue ages 70 and older in years 1-3 on excess. Premium received 15 days or less in advance of the Policy Anniversary will be considered premium for the next Policy Year for purposes of calculating Sales Charges. This will result in the payment of a higher Sales Charge if the premium would otherwise have been in excess of the Target Premium for the Policy Year in which it was received. See "Premiums" on page [] for more information.


STATE AND LOCAL PREMIUM TAX CHARGE. The current premium tax charge is 2% of each premium in all years. It is intended to help us pay state premium taxes. The premium tax charge represents the premium taxes we expect to pay. We reserve the right to increase or decrease this charge due to any change in state or local tax law or premium taxes we expect to pay.

FEDERAL (DAC) TAX CHARGE. The federal (DAC) tax charge is 1.5% of each premium in all years. It is intended to help us pay the cost of certain Federal taxes and other expenses related to the receipt of premiums.

MORTALITY AND EXPENSE RISK CHARGE. On each Valuation Day, we deduct from the Investment Divisions the mortality and expense risk charge. This charge is reflected in the value of Accumulation Units of each Investment Division.


The mortality and expense risk charge compensates Jackson National for the mortality and expense risks it assumes in connection with the policies. The mortality risk includes the risk that the cost of insurance charge will be insufficient to meet the claims and risks under the Minimum Death Benefit. We also assume a risk that on the Monthly Anniversary preceding the death of an Insured the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk is the risk that actual expenses incurred in issuing and administering the policies will exceed those expected to be incurred. The mortality and expense risk charge will never exceed 1.00% on an annual basis. The current mortality & expense risk charge is 0.90% annually in years 1-10, 0.25% annually in years 11-20 and 0% in years 21+.

MONTHLY DEDUCTION. As of the Policy Commencement and each Monthly Anniversary, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the policy. If the Monthly Anniversary falls on a day other than a Valuation Day, the Monthly Deduction will be determined using the Accumulation Unit Values determined on the next Valuation Day. If the Policy Date is prior to the Commencement Date any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deductions, will be taken on the next Monthly Anniversary.


The Monthly Deduction is the sum of the following items:

     (1)  the cost of insurance charge for your policy;

     (2)  the monthly policy fee;

     (3)  the monthly administrative charge; and

     (4)  the cost of additional benefits provided by rider, if any.

You may specify the Investment Divisions and the Fixed Account from which you wish us to deduct the Monthly Deduction. If you do not, we will deduct the Monthly Deduction from the Investment Divisions and Fixed Account in proportion to their value on the Monthly Anniversary.


COST OF INSURANCE CHARGE. The cost of insurance charge is effective as of the Policy Date and deducted as of the Commencement Date and each Monthly Anniversary thereafter by reduction of value of the Fixed Account(s) and canceling Accumulation Units when deducted from an Investment Division. If the Policy date is prior to the Commencement Date the charges would occur on the next Monthly Anniversary. The cost of insurance charge is intended to pay for the cost of providing life insurance coverage for the Insured. We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the table of guaranteed maximum monthly cost of insurance rates in your policy. The cost of insurance charge is calculated based on the Net Amount at Risk. The Net Amount at Risk for the death benefit options is as follows:


Option A - The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Policy Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum rate of interest, minus Policy Value.

Option B - The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate minus the Policy Value.

Option C - The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, plus the greater of the sum of all Premium paid minus all prior total partial surrender amounts or zero, minus the Policy Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Policy Value.

The guaranteed cost of insurance charges vary based on your policy's Specified Death Benefit, Attained Age, and substandard rating. Thus, the rates differ from year to year. The cost of insurance charge covers our anticipated costs for standard and substandard ratings. The current rate is determined by us, but it will never exceed the guaranteed rates shown in your policy.

The Policy Value may vary month to month, based on the performance of the Investment Divisions you have selected, the addition of interests credited to your Fixed Account and Loan Account (if any), the deduction of charges, and any other policy transactions. Under policies with an Option A or Option C death benefit, increases in Policy Value generally decrease the Net Amount at Risk; conversely, decreases in the Policy Value increase the Net Amount at Risk. Since the cost of insurance charge is based on the Net Amount at Risk, your cost of insurance charges probably will be correspondingly different each month. Under policies with an Option B death benefit, however the Net Amount of Risk does not vary with changes in the Policy Value. Accordingly, under Option B a change in Policy Value generally does not affect your monthly cost of insurance charge. Under any Death Benefit Option, however, if your death benefit equals Minimum Death Benefit, changes in Policy Value will affect the Net Amount at Risk, because your death benefit will equal the Policy Value times a specified percentage. In that circumstance, increases in Policy Value increase the Net Amount at Risk and, accordingly, your monthly cost of insurance charge.

We determine the cost of insurance charge separately for the initial Specified Death Benefit and each subsequent increase. The cost of insurance charge for an increase reflects circumstances, such as the Insured's age and health status, at the time of the increase.

We charge a lower current cost of insurance rate for policies with a Specified Death Benefit or Target Death Benefit of $1,000,000 or above. If an increase (or decrease) in the Specified Death Benefit or Target Death Benefit causes a crossover from one band to the next, the monthly cost of insurance charge immediately following the increase will reflect the lower (or higher) cost of insurance rate.


MONTHLY POLICY FEE. We start deducting this fee as of the Commencement Date. If the Policy Date is prior to the Commencement Date any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary. We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date. Each month we deduct a monthly policy fee. It is $15 per month for the first three Policy Years and $7.50 per month thereafter. The monthly policy fee compensates Jackson National for expenses of policy administration, including those associated with preparing the policies and confirmations, maintenance of Owner records, and the cost of other services necessary to service Owners, as well as those administrative expenses listed above attributable to both the policies and the Separate Account.

MONTHLY ADMINISTRATIVE CHARGE. We start deducting this fee as of the Commencement Date unless the Policy Date is prior to the Commencement Date whereby the charges would occur on the next Monthly Anniversary. We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date. The monthly administrative charge is $0.07 per month per $1,000 of Specified Death Benefit up to $2 million in Policy Years 1-10 and $0.01 per month per $1,000 (up to $2 million) thereafter. The administrative charge compensates us for our administrative expenses in connection with the issue and maintenance of the policies and initial preparation and maintenance of the Separate Account. We perform or delegate all such administrative functions, which include preparation of annual reports and statements, maintenance of Investment Division and Separate Account records, and filing fees. In addition, certain expenses such as administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, and costs associated with accounting, valuation, regulatory and reporting requirements are attributable to both the policies and maintenance of the Separate Account.


SURRENDER CHARGE. If you surrender your policy or take a partial surrender, we may subtract a surrender charge from the proceeds. The surrender charge on a total surrender equals the amount shown in the surrender charge table in your policy, plus any additional surrender charge due to increases in the Specified Death Benefit of your policy. The amount of the surrender charge decreases over time.

INITIAL SURRENDER CHARGE. When we issue your policy, we determine the initial surrender charge. To determine the initial surrender charge, we multiply the Specified Death Benefit of your policy by a rate per thousand dollars of Specified Death Benefit. The applicable rate depends on the Insured's age at issue, sex and rate class. For example, if the Insured is age 45 when your policy is issued, the applicable rates per thousand are as follows:

                 ----------------------------- ----------------------
                 Male, Preferred, Nonsmoker           $15.88
                 ----------------------------- ----------------------
                 ----------------------------- ----------------------
                 Female, Preferred Nonsmoker          $12.73
                 ----------------------------- ----------------------

Accordingly, if the Insured were a male standard class age 45 and the policy's Specified Death Benefit were $100,000, the surrender charge initially would be $1,588. The rates for each category are greater or lesser according to the age of the Insured when your policy is issued.

The surrender charge decreases each year over a period of 9 years from issue. If you surrender your policy after 9 Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Specified Death Benefit of your policy, as explained above.) The following table shows the 9-year surrender charge schedule for a male standard class age 45:

                  POLICY YEAR      SURRENDER CHARGE PER $1,000
                          1                 $15.88
                          2                 $14.12
                          3                 $12.35
                          4                 $10.59
                          5                 $ 8.82
                          6                 $ 7.06
                          7                 $ 5.29
                          8                 $ 3.53
                          9                 $ 1.76
                          10+               $ 0.00


Thus, in the example given above, if the policy were surrendered during the 7th Policy Year, the surrender charge would equal $529. The surrender charge decreases over the nine-year period by varying rates depending upon the issue age, sex and underwriting classification of the Insured.

SURRENDER CHARGE ON CHANGES IN SPECIFIED DEATH BENEFIT. If you increase the Specified Death Benefit of your policy, we will impose an additional surrender charge. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured's age and rating class at the time of the increase, rather than at the time your policy was issued. Surrender charges will not be assessed to reduction in Specified Death Benefit.

The surrender charge on an increase also decreases over a 9-year period, starting from the effective date of the increase. If you surrender your policy or make a partial surrender, we separately calculate the surrender charge applicable to the Specified Death Benefit amount and each increase and add those amounts to determine the total surrender charge. If you decrease the Specified Death Benefit the applicable surrender charge remains the same.
We include in your policy a table showing the surrender charge rates for each duration applicable to the policy. For additional information concerning the rates applicable to you, please consult your sales representative.

SURRENDER CHARGE ON PARTIAL SURRENDERS. If you take a partial surrender, we will deduct a portion of the then current surrender charge and the partial surrender fee from your partial surrender proceeds. The formula used to calculate the surrender charge on a partial surrender is as follows:

         PW - $25  x ASC
         --------
         PV - $25

         Where:

                     PW = the total amount withdrawn, prior to any deductions; PV = the Policy Value prior to the partial surrender;
                     $25 = the partial surrender fee; and
                     ASC = the then current surrender charge on a total
                           surrender, minus all surrender charges imposed on prior partial surrenders

                                           * * *

The sales charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include sales representatives' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the policies over the life of the policies. However, the sales charge and surrender charge paid with respect to a particular policy may be higher or lower than the distribution expenses we incurred in connection with that policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the policies.

TRANSFER CHARGE. You may make 15 transfers free of charge in any Policy Year. The Allocation Date transfer and transfers under our dollar cost averaging and rebalancing programs are free and are not counted toward the 15 free transfers per year and are not subject to the transfer charge. We will deduct a charge of $25 per transfer in excess of 15 from the transferred amount before allocating it to the allocation option(s) you have requested.

ILLUSTRATION CHARGE. At your request, we will provide you with one personalized illustration free of charge each Policy Year. We may charge a fee of up to $25 (to be paid in cash) for any additional illustration you may request.

RE-UNDERWRITING CHARGE. If your policy requires underwriting approval after the Commencement Date, we will deduct a charge of $25.


RIDER CHARGES. If your policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The rider charges are summarized in the Fee Table on page [__]. For a description of the optional riders see "Optional Insurance Benefits" beginning on page [__].


ADDITIONAL POLICY CHARGES. We do not currently assess a charge for federal, state, or other taxes that may be attributable to the operations of the Separate Account, but we reserve the right to do so in the future.

PORTFOLIO EXPENSES. You indirectly bear the charges and expenses of the portfolios whose shares are held by the Investment Divisions to which you allocate your Policy Value. The Separate Account purchases shares of the portfolios at net asset value. Each portfolio's net asset value reflects management fees and other operating expenses already deducted from the portfolio's assets. For a summary of historical expenses of the portfolios, see the table called "Portfolio Expenses" above. For more information concerning the management fees and other charges against the portfolios, see the prospectuses and the statements of additional information for the portfolios, which are available upon request.

We may receive compensation from the investment advisers or administrators of the portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ from portfolio to portfolio.

                            GENERAL POLICY PROVISIONS

STATEMENTS TO OWNERS. Each year following your Policy Anniversary, we will send you a report showing information concerning your policy transactions in the past year and the current status of your policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Cash Surrender Value, Debt, partial surrenders, Earnings, premium paid, and deductions made since the last annual report. We will also include any information required by state law or regulation.

We will mail you confirmations or other appropriate notices of policy transactions. In addition, we will send you the financial statements of the portfolios and other reports as specified in the 1940 Act. Please give us 30 days written notice of any address change. Please read your statements and confirmations carefully, verify their accuracy, and contact us within 30 days with any question you may have.

LIMIT ON RIGHT TO CONTEST. We may not contest the insurance coverage under the policy after the policy has been in force during the lifetime of the Insured(s) for two years from the Issue Date, except for nonpayment of any required premium. A policy may be contested only with respect to material misrepresentations made in the application for such reinstatement or request for policy modifications. In the case of an increase in coverage under the policy, only the amount of the increase may be contested with respect to material misrepresentations made in the related application.

In issuing a policy, we rely on your application. Your statements in that application, in the absence of fraud, are considered representations and not warranties. We will not use any statement made in connection with the application to void the policy or to deny a claim unless that statement is contained in the written application.

SUICIDE. If an Insured commits suicide within two years of the Issue Date, we will return to you an amount equal to the premiums paid less total partial surrenders and any Debt. Any increase in coverage will also have a two-year suicide period relating specifically to the increase in coverage. If an Insured commits suicide within two years of the effective date of any increase in coverage, we will return to you an amount equal to the portion of the Monthly Deduction associated with such increase.

MISSTATEMENT AS TO AGE AND SEX. If the age or sex of an Insured is incorrectly stated in the application and the error is discovered before a claim is made, the benefits under the policy will be those that the premium paid would have purchased at the correct age and sex. If the claim is in process when the error is discovered, the death benefit will be adjusted to be that which the most recent cost of insurance deduction would have purchased for the correct age and sex.

BENEFICIARY. You name the beneficiary(ies) in the application. You may change the beneficiary by submitting a written request to the Service Center, unless an irrevocable beneficiary was previously named. We will provide a form to be signed and filed with us. Your request for a change in beneficiary will take effect when we record the change. Until we record the change in beneficiary, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files or taking any other related action before that time.

If you name more than one primary beneficiary, we will divide the Death Benefit equally among your beneficiaries unless you instruct otherwise. The interest of any beneficiary who dies before the Insured(s) ends at his or her death. If no primary beneficiary survives the Insured(s), we will divide the Death Benefit equally among any surviving named contingent beneficiary(ies), unless you instruct otherwise. If no beneficiary is living, we will pay the Death Benefit to the Owner or the Owner's estate.

ASSIGNMENT. You may assign your policy while it is in force. You must notify us of an assignment in writing. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the beneficiary may be affected by an assignment. An assignment may result in taxable income and a 10% penalty tax. You should consult your tax adviser before assigning your policy.

CREDITORS' CLAIMS. To the extent permitted by law, no benefits payable under this policy will be subject to the claims of your creditors or the creditors of your beneficiary.

DIVIDENDS. We will not pay any dividend under the policy, nor do the policies share in the surplus or revenue of Jackson National.

NOTICE AND ELECTIONS. To be effective, all notices and elections under the policy must be in writing, signed by you, and received by us at our Service Center. Certain exceptions may apply. Unless otherwise provided in the policy, all notices, requests and elections will be effective when received at our Service Center complete with all necessary information.

MODIFICATION. We reserve the right to modify the policy without written notice or your consent in the circumstances described in this prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency. The provisions of the policy will be construed so as to comply with the requirements of Section 7702 of the Code that defines life insurance. We also reserve the right to change our administrative procedures consistent with the policy.

REDUCED PAID-UP INSURANCE. If you do not wish to pay any further premium payments, you may elect to purchase Reduced Paid-Up Insurance. Under this option, the death benefit is determined by applying the Policy Value as a net single premium at the Insured's Attained Age, gender and risk classification. The Reduced Paid-Up Insurance will have a policy value based on the Guaranteed Interest Rate on the Fixed Account, guaranteed monthly cost of insurance deductions based on the death benefit under this option and the guaranteed cost of insurance rates. The monthly policy fee and monthly administrative fee will not be deducted. For more information, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.

EXCHANGE TO A GENERAL ACCOUNT PRODUCT. During the first 18 months of your policy, or at any time there is a material change in the investment policy of the Separate Account and you object to such change, you have the option to convert without evidence of insurability to a substantially comparable general account product. In the case of material change in the investment policy of the Separate Account, the conversion must be requested within 60 days of the effective date of the change or the receipt of the notice of the options available, whichever is later. The new policy will be issued at the initial Specified Death Benefit, will have the same Issue Date and Issue Age as the original policy, and will be issued at the risk class of the new policy that is most comparable to that of the Insured under the original policy. Any incidental benefits that are included in the original policy will be included in the new policy, if available under that policy. An equitable premium or policy value adjustment will be made, taking into account the premiums and policy values of the original policy and the new policy. The suicide and contestability periods of the new policy will run from the issue date of the original policy. For more information, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.

                           FEDERAL TAX CONSIDERATIONS


The following discussion is based upon our understanding of current federal income tax law applicable to life insurance policies in general and is NOT intended as tax advice. You should consult competent tax counsel for more complete information.

There is the risk that the tax advantages associated with the policy may be reduced or eliminated by changes in the federal tax laws. We cannot predict the probability that any changes in those laws will be made. Also, we do not guarantee the tax status of the policy. You bear the complete risk that the policy may not be treated as a "life insurance contract" under federal income tax laws. We also have not considered any applicable state or other federal tax laws. You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the policy, as well as any other questions you may have concerning the tax status of the policy, the applicability of state or other tax laws or the possibility of changes in the tax law.

The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans will vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

TAXATION OF JACKSON NATIONAL AND THE SEPARATE ACCOUNT. Jackson National is taxed as a life insurance company under Part I of Subchapter L of the Code. The operations of the Separate Account are taxed as part of the operations of Jackson National. Investment income and realized capital gains are not taxed to the extent that they are applied under the policy. Accordingly, we do not anticipate that Jackson National will incur any federal income tax liability attributable to the operation of the Separate Account (as opposed to the federal tax related to the receipt of premium under the policy). Therefore, we are not making any charge or provision for federal income taxes attributable to the operation of the Separate Account. However, if the tax treatment of the Separate Account is changed, we may charge the Separate Account for its share of the resulting federal income tax.


In several states we may incur state and local taxes (in additional to premium taxes) on the operations of the Separate Account. At present, these taxes are not significant and we currently are not making any charge or provision for them against the Separate Account. If these taxes should be increased, we may make a charge or provision for them against the Investment Divisions. If we do so, the value of Accumulation Units and, therefore, the investment results of the Investment Divisions will be reduced.


TAX STATUS OF THE POLICY. The policy is structured to satisfy the definition of a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Policy Value to the insurance amount at risk. As a result, the Death Benefit ordinarily will be fully excluded from the gross income of the beneficiary.

Depending upon the circumstances, a surrender, partial surrender, change in the Death Benefit Option, change in the Specified Death Benefit, lapse with a policy loan outstanding, or an assignment of the policy may have tax consequences. In particular, under specified conditions, a distribution under the policy during the first 15 years from date of issue that reduces future benefits under the policy will be taxed to you as ordinary income to the extent of any investment earnings in the policy.

In the absence of final regulations or other pertinent interpretations of the Code, some uncertainty exists as to how a substandard risk policy can meet the statutory definition of life insurance. If a policy were deemed not to be life insurance for tax purposes, it would not provide most of the tax advantages usually provided by life insurance. We reserve the right to amend the policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service ("IRS").

DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code requires the investments held under the policy to be "adequately diversified" in accordance with Treasury regulations in order for the policy to be treated as a life insurance contract for federal income tax purposes. We intend that each Investment Division and each portfolio underlying an Investment Division will comply with the diversification requirements prescribed by Section 1.817-5 of the Treasury regulations, which prescribe how assets may be invested. If the investments held under the policy were not "adequately diversified," you would lose the tax deferral advantages of the policy and would be subject to current federal income taxes on all Earnings allocable to the policy.

OWNER CONTROL. In a Revenue Ruling issued in 2003, the Internal Revenue Service
(IRS) considered certain variable annuity and variable life insurance policies and held that the types of actual and potential control that the policy owners could exercise over the investment assets held by the insurance company under these variable policies was not sufficient to cause the policy owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the policy, like the policies described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the policy owner and Jackson National regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The policy will differ from the policies described in the Revenue Ruling, in two respects. The first difference is that the policy in the Revenue Ruling provided only twelve investment options with the insurance company having the ability to add an additional eight options whereas our policy offers 38 Investment Divisions and 1 Fixed Account. The second difference is that the owner of a policy in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas, a policy owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances. Jackson National does not believe that the differences between the policy and the policies described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the policy without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a policy. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the policy to the extent required to maintain favorable tax treatment.

The remainder of this discussion assumes that the policy will be treated as a life insurance contract for federal income tax purposes and that Jackson National will be considered the owner, for federal income tax purposes, of the separate account assets.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the Death Benefit payable under your policy is excludable from gross income under the Code. Certain transfers of the Policy, however, may result in a portion of the Death Benefit being taxable.


If the Death Benefit is not received in a lump sum and is, instead, applied under one of the payment options, payments will include both amounts attributable to the Death Benefit, which will be excludable from the beneficiary's gross income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the beneficiary's gross income.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, any increase in your Policy Value is generally not taxable to you unless you receive or are deemed to receive amounts from the Policy before the Insured dies. See the following section entitled "Distributions" for a discussion of the taxability of such payments.


DISTRIBUTIONS. If you make a full withdrawal under your policy or charges for the Other Insured Term Insurance Rider (on rider Insureds who are not related to the base Insured) are deducted, the amount withdrawn will be includable in your income to the extent the amount received exceeds the "investment in the contract." The "investment in the contract" generally is the total premium and other consideration paid for the Policy, less the aggregate amount previously received under the Policy to the extent such amounts received were excludable from gross income.


Whether partial surrenders (or other amounts deemed to be distributed) from the Policy constitute income depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

POLICIES WHICH ARE MECS

CHARACTERIZATION OF A POLICY AS A MEC.

Section 7702A of the Code treats any life insurance contract that fails to satisfy a "seven-pay" test as a modified endowment contract. A Policy will fail to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years, or within seven years after a material change in the Policy, exceed the sum of the net level premiums that would have been paid had the Policy provided for paid-up future benefits after the payment of seven level premiums.


We will monitor your premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC. If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election. Otherwise we will return the premium to you.
Further, if a transaction occurs which decreases the Death Benefit of your policy during the first seven years, we will retest your policy, as of the date of its purchase, based on the lower Death Benefit to determine compliance with the seven-pay test. Also, if a decrease in the Death Benefit occurs within seven years of a "material change," we will retest your policy for compliance as of the date of the "material change." Failure to comply in either case would result in the policy's classification as a MEC.

The rules relating to whether a policy will be treated as a MEC are complex. Therefore, you should consult with a qualified tax adviser to determine whether a particular transaction will cause your policy to be treated as a MEC.

TAX TREATMENT OF PARTIAL SURRENDERS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If your policy is a MEC, partial surrenders from your policy will be treated first as withdrawals of income and then as a recovery of premium. Thus, you may realize taxable income upon a withdrawal if the Policy Value exceeds the investment in the policy. You may also realize taxable income when you take a policy loan, because any loan (including unpaid loan interest) under the policy will be treated as a withdrawal for tax purposes. Charges for riders may be treated as withdrawal under these provisions. In addition, if you assign or pledge any portion of the value of your Policy (or agree to assign or pledge any portion), the assigned or pledged portion of your Policy Value will be treated as a withdrawal for tax purposes. Before assigning, pledging, or requesting a loan under a policy that is a MEC, you should consult a qualified tax adviser.

PENALTY TAX. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includable in income, unless the withdrawals are made: (1) after you reach age 59 1/2, (2) because you have become disabled (as defined in the Code), or (3) as substantially equal periodic payments over your life or life expectancy or the joint lives or life expectancies of you and your beneficiary, as defined in the Code. These exceptions will not apply, however, if the Owner of the policy is a corporation, partnership, trust or other entity.

AGGREGATION OF POLICIES. All life insurance Policies that are MECs and that are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one life insurance policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income and subject to the 10% penalty tax.


POLICIES WHICH ARE NOT MECS


TAX TREATMENT OF WITHDRAWALS GENERALLY. If your policy is not a MEC, the amount of any withdrawal from the policy will be treated first as a non-taxable recovery of premium and then as gross income from the policy. Thus, only the portion of a withdrawal that exceeds the investment in the policy immediately before the withdrawal will be includable in gross income.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. As indicated above, the Code limits the amount of premium that may be made and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under the Code in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the Code, during this period), some or all of such amounts may be includable in taxable income.

TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan received under the policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Policy Value. As a result, you will not realize taxable income on any part of the loan as long as the policy remains in force. If you make a full surrender under your policy or if it lapses, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value. Accordingly, you may be subject to taxation on the loan amount at that time. Moreover, if any portion of your policy loan is a preferred loan, a portion of your policy loan may be includable in your taxable income. Generally, you may not deduct interest paid on loans under the policy.

Finally, if your policy is not a MEC, distributions (including distributions upon surrender) and policy loans are not subject to the 10% additional penalty tax.

TREATMENT BEYOND ATTAINED AGE 94. As described above, if the Cash Surrender Value is greater than zero at the Insured's Attained Age 100, no additional premiums will be accepted and no additional monthly charges will be incurred. Neither the Code nor any regulations or other guidance under the Code prescribe how a policy can qualify as a life insurance contract for federal tax purposes after an Insured attains age 95, and there is a risk that you could be viewed as constructively receiving the Cash Surrender Value (including any Indebtedness) in the year in which the Insured attains age 95. In that event, you would realize taxable income at that time in an amount equal to the Policy Value less the investment in the contract (generally premiums reduced by amounts previously received under the contract that were excludable from income), even if the Death Benefit Proceeds are not distributed at that time. You should consult a qualified tax professional as an Insured approaches Attained Age 95.

ACTIONS TO ENSURE COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium we intend to permit for the Policies will comply with the Code definition of life insurance. We will monitor the amount of your premium, and, if your total premiums during a Policy Year exceed those permitted by the Code, we will refund the excess premium within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includable in taxable income) as required by law on the amount refunded. In addition, the operation of certain provisions in the policy may increase the Death Benefit (which may result in larger charges under a policy) or require other action deemed necessary to ensure the compliance of the policy with the federal tax definition of life insurance.


FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a policy, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding. As Owner, you will be responsible for the payment of any taxes and early distribution penalty taxes that may be due on the amounts received or deemed received under the policy, whether or not you choose withholding. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.


TAX ADVICE. This summary is not a complete discussion of the tax treatment of the policy. You should seek tax advice from an attorney who specializes in tax issues.


            DESCRIPTION OF JACKSON NATIONAL AND THE SEPARATE ACCOUNT

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK. Jackson National is a stock life insurance company organized under the laws of the state of New York in July 1995. Its legal domicile and principal business address is 2900 Westchester Avenue, Purchase, New York 10577. Jackson National is admitted to conduct life insurance and annuity business in Delaware, Michigan and New York. Jackson National is ultimately a wholly owned subsidiary of Prudential plc in London, England.

THE SEPARATE ACCOUNT. The Separate Account was established on November 10, 1998 as a segregated asset account of Jackson National. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. The Securities and Exchange Commission does not supervise the management of the Separate Account or Jackson National.

We own the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the policies offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Our obligations arising under the policies are general corporate obligations of Jackson National.

The Separate Account is divided into Investment Divisions. The assets of each Investment Division are invested in the shares of one of the portfolios. We do not guarantee the investment performance of the Separate Account, its Investment Divisions, or the portfolios. Values allocated to the Separate Account will rise and fall with the values of shares of the portfolios and are also reduced by policy charges. In the future, we may use the Separate Account to fund other variable life insurance policies. We will account separately for each type of variable life insurance policy funded by the Separate Account.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS. We hold the assets of the Separate Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the portfolios.

STATE REGULATION OF JACKSON NATIONAL. We are subject to the laws of New York and regulated by the New York Department of Insurance. We file quarterly and annual statements with the Department of Insurance covering our operations and financial condition for the quarter and year-end. We are examined periodically by the Department of Insurance to verify our liabilities and policy reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

                                LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. There are no material legal proceedings, other than the ordinary routine litigation incidental to the business to which Jackson National Life Insurance Company of New York is a party. Jackson National is a wholly owned subsidiary of Jackson National Life Insurance Company(R) ("JNL(R)"). JNL is a defendant in a number of civil proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale or administration of insurance products. These matters are sometimes referred to as market conduct litigation. The litigation against JNL seeks to certify various classes of policyholders who purchased either life insurance or annuity products from JNL during some period from 1981 to present. JNL has retained national and local counsel experienced in the handling of such litigation, and has obtained favorable rulings in prior similar cases. However, at this time, it is not feasible to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in such actions.

                                  LEGAL MATTERS

The Company's counsel has passed upon all matters of Michigan law pertaining to the policy, including the validity of the policy and our right to issue the policy under Michigan law. The law firm of Jorden Burt LLP, 1025 Thomas Jefferson St., Suite 400 East, Washington, D.C. 20007-5201, serves as special counsel to Jackson National with regard to the federal securities laws.

                              FINANCIAL STATEMENTS

The consolidated financial statements for Jackson National as of December 31, 2000, 2001 and 2002, are included in the Statement of Additional Information. No financial statements are included for the Separate Account because it has not yet commenced operations, has no assets or liabilities, and has received no income or incurred any expense. The financial statements of Jackson National that are included should be considered only as bearing upon Jackson National's ability to meet its contractual obligations under the policies. Jackson National's financial statements do not bear on the investment experience of the assets held in the Separate Account.

                                GLOSSARY OF TERMS

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this section.

1940 ACT - Investment Company Act of 1940, as amended.

ACCUMULATION UNIT - An accounting unit of measurement that we use to calculate the value in an Investment Division.


ALLOCATION DATE - The date we allocate premium from the Fixed Account to the Investment Divisions elected on the application (or the most recent allocation instructions provided by the Owner). The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.


ATTAINED AGE - The Insured's age on the birthday nearest to the Policy Date plus the number of full years since the Policy Date.

BASE DEATH BENEFIT - The greater of the death benefit for the base coverage (as defined by the Specified Death Benefit and Death Benefit option) or the Minimum Death Benefit.

CASH SURRENDER VALUE - The Policy Value minus any applicable surrender charge, minus any Debt.

CODE - Internal Revenue Code of 1986, as amended.


COMMENCEMENT DATE - The date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.

DAY 1 LOANS - A loan that exists at the Issue Date of a policy as a result of a 1035 transfer of a policy with an existing loan.


DEATH BENEFIT - The greater of (a) the Minimum Death Benefit or (b) the death benefit amount determined by the death benefit option and the Specified Death Benefit (or the Target Death Benefit if the Optional Additional Death Benefit Coverage is elected) you have chosen. If the Optional Additional Death Benefit Coverage is not elected, the Death Benefit equals the Base Death Benefit. If the Optional Additional Death Benefit Coverage is elected, the Death Benefit equals the Total Death Benefit.

DEATH BENEFIT PROCEEDS - The amount we will pay to the beneficiary(ies) under the policy upon the death of the Insured. This amount is equal to the Death Benefit less any outstanding Debt or due and unpaid charges plus any rider benefits.

DEBT - The sum of all unpaid policy loans and accrued interest.

EARNINGS - Your Policy Value reduced by total premiums paid.

FIXED ACCOUNT - An allocation option under the policy that earns an annually declared rate of interest of not less than 3%. Assets allocated to the Fixed Account are part of our general account.

GRACE PERIOD - A 61-day period during which we will keep your policy in force even though the Policy Value is insufficient to keep your policy in force. We will notify you and give you an opportunity to pay additional premium or policy loan repayments to keep your policy in force after the Grace Period.

GUIDELINE PREMIUM - The maximum amount of premium you can contribute to your policy under the Code.

INSURED - The person whose life is insured under the policy.

INVESTMENT DIVISION - Separate and distinct divisions of the Separate Account that invest in a single underlying mutual fund. The value in the Investment Divisions will go up or down depending on the performance of the underlying mutual funds and the charges deducted from the Investment Divisions.

ISSUE DATE - The date Jackson National issued your policy and from which we measure contestability periods. It may be later than the Policy Date.

LOAN ACCOUNT - An account established as part of our general account for amounts transferred from the Investment Divisions and/or the Fixed Account as security for your policy loans.

MINIMUM DEATH BENEFIT - Your Policy Value multiplied by the death benefit percentage applicable to the Attained Age as shown in the policy, or if greater, the minimum amount necessary for the policy to stay qualified as life insurance for federal tax purposes.


MINIMUM PREMIUM - The minimum premium amount that must be paid during the first three Policy Years in order for the Net Policy Value (rather than the Cash Surrender Value) to be used to determine whether your Policy Value is sufficient to keep your policy in force.

MONTHLY ANNIVERSARY - The same day in each month as the Policy Date unless your Policy Date is on the 29th, 30th or 31st and there is no such date in the month, then your Monthly Anniversary is the last day of the month.

MONTHLY DEDUCTION - The amount deducted from your Policy Value on each Monthly Anniversary, consisting of the cost of insurance charge, the monthly policy fee, the monthly administrative charge, and the cost of any optional benefit. If a monthly anniversary is not a business day, we will determine your Monthly Deduction as of the next following business day with an effective date equal to the Monthly Anniversary date.


NET AMOUNT AT RISK - The net amount at risk is the amount on which cost of insurance charges are based.

NET POLICY VALUE - The Policy Value minus Debt.

NET PREMIUM - The premium less the Premium Charges.

OWNER - The person(s) having the privileges of ownership defined in the policy. The Owner(s) may or may not be the same person(s) as the Insured(s). If your policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

POLICY ANNIVERSARY - An annual anniversary of the Policy Date.

POLICY DATE - The effective date of insurance coverage under your policy. It is used to determine Policy Anniversaries, Policy Years, and Monthly Anniversaries. POLICY VALUE - The sum of your values in the Separate Account, the Fixed Account, and the Loan Account.

POLICY YEAR - Each twelve-month period beginning on the Policy Date or any Policy Anniversary.

PREMIUM CHARGES - The sales charge, the premium tax charge, and the federal
(DAC) tax charge.

REQUIRED MONTHLY PREMIUM AMOUNT - The amount specified as such in your policy, if your policy includes the Guaranteed Minimum Death Benefit Rider. The Required Monthly Premium Amount is used in determining whether your policy meets the premium requirement of the Guaranteed Minimum Death Benefit Rider.

RIGHT TO EXAMINE PERIOD - The minimum period of time during which you can cancel your policy, generally ten days (or sixty days in the case of a replacement) from the date your received your policy.

SEPARATE ACCOUNT - JNLNY Separate Account IV, the segregated asset account of Jackson National that funds the policies.


SERVICE CENTER - Jackson National Life of New York Service Center, P.O. Box 30900, Lansing, Michigan 48909-8400, 1-800-599-5651 or IMG Service Center, P.O. Box 30901, Lansing, Michigan 48909-8401, 1-888-464-7779. You can send express mail to the Jackson National Life of New York Service Center at 1 Corporate Way, Lansing, Michigan 48951or the IMG Service Center at 1 Corporate Way, Lansing, Michigan 48951.

SPECIFIED DEATH BENEFIT - The initial amount of insurance under your base policy, adjusted for any changes in accordance with the terms of your policy.

TARGET DEATH BENEFIT - The death benefit specified in the Optional Additional Death Benefit Coverage, adjusted for any changes in accordance with the terms of your policy.

TARGET PREMIUM - The premium amount used to determine the initial portion of the sales charge and sales compensation. This amount is set by the Company and varies by age, sex, Specified Death Benefit amount and underwriting classification.

TOTAL DEATH BENEFIT - The greater of the death benefit for (a) the base and Optional Additional Death Benefit Coverage (as defined by the Target Death Benefit and Death Benefit option) or (b) the Minimum Death Benefit.

WRITTEN REQUEST - A request in writing received by us at our Service Center that meets our requirements for completeness. A complete Written Request is said to be in good order.

VALUATION DAY - Each Business Day, as used in the policy, so long as the New York Stock Exchange is open for business.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Investment Divisions. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Valuation Day and ends at the close of the New York Stock Exchange on the next Valuation Day.

                                   APPENDIX A

DOW JONES DOES NOT:

o    Sponsor, endorse, sell or promote the JNL/Curian The Dow 10 Fund.

o Recommend that any person invest in the JNL/Curian The Dow 10 Fund or any other securities. Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/Curian The Dow 10 Fund.

o Have any responsibility or liability for the administration, management or marketing of the JNL/Curian The Dow 10 Fund.

o Consider the needs of the JNL/Curian The Dow 10 Fund or the owners of the JNL/Curian The Dow 10 Fund in determining, composing or calculating the DJIA or have any obligation to do so.



--------------------------------------------------------------------------------
DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE JNL/CURIAN THE DOW 10 FUND. SPECIFICALLY,

o Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

     o The results to be obtained by the JNL/Curian The Dow 10 Fund, the owners of the JNL/Curian The Dow 10 Fund or any other person in connection with the use of the DJIA and the data included in the DJIA;

     o    The accuracy or completeness of the DJIA and its data;

     o The merchantability and the fitness for a particular purpose or use of the DJIA and its data.

o Dow Jones will have no liability for any errors, omissions or interruptions in the DJIA or its data.

o Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special consequential damages or losses, even if Dow Jones knows that they might occur.

o The licensing agreement between Curian Capital (sub-adviser to the JNL Variable Fund LLC and JNLNY Variable Fund I LLC) and Dow Jones is solely for their benefit and not for the benefit of the owners of the JNL/Curian The Dow 10 Fund or any other third parties.
--------------------------------------------------------------------------------

                                   APPENDIX B
 Effects of Partial Surrenders on the Death Benefit under Death Benefit Option A

The following examples illustrate how the Death Benefit is decreased as the result of a partial surrender under different circumstances. All examples assume a total partial surrender amount of $20,000 and a corridor percentage of 250%. See "Partial Surrenders" on page [] for more information.

EXAMPLE 1. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where neither the Base Death Benefit nor the Total Death Benefit is in the corridor.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $40,000                               $20,000
Specified Death Benefit (A)          $200,000                              $180,000
Target Death Benefit (B)             $250,000                              $230,00
Minimum Death Benefit (C)            $100,000 ($40,000 x 250%)             $50,000 ($20,000 x 250%)
Base Death Benefit                   $200,000 (greater of A and C)         $180,000 (greater of A and C)
Total Death Benefit                  $250,000 (greater of B and C)         $230,000 (greater of B and C)

As shown above, both the Specified Death Benefit and the Target Death Benefit are reduced by $20,000, the total partial surrender amount. The amount of Additional Death Benefit coverage is unchanged at $50,000, the difference between the Total Death Benefit and the Base Death Benefit (the "STR Coverage").


EXAMPLE 2. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Base
Death Benefit (but not the Total Death Benefit) is in the corridor, and total partial surrender amount is greater than the difference between the Minimum
Death Benefit and Specified Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $84,000                               $64,000
Specified Death Benefit (A)          $200,000                              $190,000
Target Death Benefit (B)             $250,000                              $230,000
Minimum Death Benefit (C)            $210,000 ($84,000 x 250%)             $160,000 ($64,000 x 250%)
Base Death Benefit                   $210,000 (greater of A and C)         $190,000 (greater of A and C)
Total Death Benefit                  $250,000 (greater of B and C)         $230,000 (greater of B and C)

As shown above, the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount ($20,000) exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit
($200,000) immediately before the partial surrender, while the Target Death
Benefit is reduced by the total partial surrender amount. The STR Coverage adjusts from $50,000 to $40,000 as a result of the total partial surrender

Example 3. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Base
Death Benefit (but not the Total Death Benefit) is in the corridor, and total partial surrender amount is less than the difference between the Minimum Death
Benefit and Specified Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $90,000                               $70,000
Specified Death Benefit (A)          $200,000                              $200,000
Target Death Benefit (B)             $250,000                              $230,000
Minimum Death Benefit (C)            $225,000 ($90,000 x 250%)             $175,000 ($70,000 x 250%)
Base Death Benefit                   $225,000 (greater of A and C)         $200,000 (greater of A and C)
Total Death Benefit                  $250,000 (greater of B and C)         $230,000 (greater of B and C)

As shown above, the Specified Death Benefit is unchanged, while the Target Death
Benefit is reduced by $20,000, the total partial surrender amount. The STR
Coverage adjusts from $25,000 to $30,000 as a result of the total partial surrender.


Example 4. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where both the Base Death Benefit and the Total Death Benefit are in the corridor, and total partial surrender amount is less than the difference between the Minimum Death
Benefit and Specified Death Benefit but greater than the difference between the Minimum Death Benefit and the Target Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $104,000                              $84,000
Specified Death Benefit (A)          $200,000                              $200,000
Target Death Benefit (B)             $250,000                              $240,000
Minimum Death Benefit (C)            $260,000 ($104,000 x 250%)            $210,000 ($84,000 x 250%)
Base Death Benefit                   $260,000 (greater of A and C)         $210,000 (greater of A and C)
Total Death Benefit                  $260,000 (greater of B and C)         $240,000 (greater of B and C)

As shown above, the Specified Death Benefit is unchanged, while the Target Death
Benefit is reduced by $20,000, the amount by which the total partial surrender amount exceeds the difference between the Minimum Death Benefit and the Target
Death Benefit. The STR Coverage adjusts from $0 to $30,000 as a result of the total partial surrender.


Example 5. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where both the Base Death Benefit and the Total Death Benefit are in the corridor, and total partial surrender amount is less than the difference between the Minimum Death
Benefit and Specified Death Benefit and also less than the difference between the Minimum Death Benefit and the Target Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $110,000                              $90,000
Specified Death Benefit (A)          $200,000                              $200,000
Target Death Benefit (B)             $250,000                              $250,000
Minimum Death Benefit (C)            $275,000 ($110,000 x 250%)            $225,000 ($90,000 x 250%)
Base Death Benefit                   $275,000 (greater of A and C)         $225,000 (greater of A and C)
Total Death Benefit                  $275,000 (greater of B and C)         $250,000 (greater of B and C)

As shown above, both the Specified Death Benefit and the Target Death Benefit are unchanged. The STR Coverage adjusts from $0 to $25,000 as a result of the total partial surrender.

                       WHERE YOU CAN FIND MORE INFORMATION

You can call us at (800) 766-4683(a to ask us questions, request information about the policies and the Separate Account, and obtain copies of the Statement of Information, personalized illustrations or other documents. You also can write to us at the address given on the first page of this prospectus.


We have filed a Statement of Additional Information with the Securities and Exchange Commission. The Statement of Additional Information that relates to this prospectus is dated December 30, 2003. The Statement of Additional Information contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the Statement of Additional Information upon request, by writing or calling us at the address or number given above.


We file reports and other information with the Securities and Exchange Commission. You may read and copy any document we file with the SEC, including the Statement of Additional Information, at the SEC's public reference room in Washington, DC. Please call the SEC at (202) 942-8090 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's web site at http://www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549-0102.


                    Investment Company Act File No. 811-09933


--------


1 The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page [] for more information about these charges and our current charges.

2 This is the maximum guaranteed Sales Charge. For information regarding our current charges, see "Premium Charges" on page [].

3 The current charge is based on the state premium tax in New York. We reserve the right to increase or decrease this charge due to any change in state or local tax law or premium taxes we expect to pay. See "State and Local Premium Tax Charge" on page [ ].

4 This charge applies to all surrenders and partial surrenders. The initial amount of the surrender charge generally equals the Specified Death Benefit of your policy multiplied by the applicable rate per thousand dollars of Specified Death Benefit divided by 1000. The applicable rate depends on the Insured's age, sex and underwriting risk classification. The surrender charge declines over a 9-year period, in accordance with a table shown in your policy. For example, the table below shows the 9-year surrender charge schedule for a 45-year-old Male Preferred Nonsmoker.

        POLICY YEAR     SURRENDER CHARGE PER $1,000
             1                  $15.88
             2                  $14.12
             3                  $12.35
             4                  $10.59
             5                  $ 8.82
             6                  $ 7.06
             7                  $ 5.29
             8                  $ 3.53
             9                  $ 1.76
             10+                $0

An additional surrender charge usually applies if you increase your Specified Death Benefit. The surrender charge on partial surrenders generally is proportionate to the reduction in Policy Value resulting from partial surrender. For more information, see "Surrender Charge" on page __ below.

The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus, or contact your sales representative.

5 This is the maximum guaranteed Initial Surrender Charge. For information regarding our current charges see "Surrender Charge" on page 37.

6 This charge is not deducted from your Policy Value, but must be paid separately by you with each request for an in-force illustration in excess of one per Policy Year.

7 For example, you will be subject to this charge if you request an increase in the Specified Death Benefit, which would require you to provide us with satisfactory evidence of insurability. See "Changes in Specified Death Benefit" on page [].

8 This charge reflects the expenses we expect to incur for providing expedited delivery of surrender, partial surrender or loan proceeds. We may increase this charge upon prior notice to you to reflect any increase in the expenses we expect to incur for providing this service.

9 The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page [] for more information about these charges and our current charges.

10 The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rates that the guaranteed rates shown in your policy. Our current cost of insurance charges also vary depending on the Specified Death Benefit of the Policy. We calculate a separate cost of insurance charge for any increase in the Specified Death Benefit based on the Insured's circumstances at the time of the increase (including age and underwriting risk classification). For more information about the calculation of the cost of insurance charges, see "Cost of Insurance Charge" on page [].

See "Cost of Insurance Charge" on page [ ] for a description of how the Net Amount at Risk is determined.

The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

11 This is the maximum guaranteed Mortality and Expense Risk Charge. For information regarding our current charges, see "Mortality an Expense Risk Charge" on page [].

12 Preferred loans are loans against Earnings that are available only after the tenth Policy Anniversary. All other loans are treated as standard loans. After the tenth Policy Year, each loan will be treated as a preferred loan in an amount up to current Earnings, if any, and as a standard loan as to any loan amount in excess of Earnings. The relative amounts of any outstanding preferred and standard loans will be reset on each Policy Anniversary based on current Earnings, if any. Preferred and standard loans accrue interest daily at an annual simple interest rate of 3% and 4%, respectively. In contrast, amounts allocated to the Loan Account as collateral for such loans accrue compounded interest daily at an annual effective interest rate of 3%. Thus, a preferred loan taken on the Policy Anniversary would result in an effective net interest rate of 0% over the ensuing Policy Year since as much interest would be charged on the loan as would be earned on the Loan Account (assuming no other loans). However, a preferred loan would be charged more interest over periods of less than one year than would be earned on the Loan Account due to the difference in the way interest is accrued on loans and earned on the Loan Account. Standard loans are charged interest in excess of the interest earned on the Loan Account in all cases.

13 We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.

14 The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page [] for more information about these charges and our current charges.

15 There is no additional cost for this rider, which are added automatically to your Policy.

16 The death benefit coverage under this rider equals the Total Death Benefit minus the Base Death Benefit, but not less than zero.

17 The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force. We determine the current cost of insurance rates, but we guarantee that we will never charge you higher cost of insurance rates than the guaranteed rates shown in your policy. Our current cost of insurance charges also vary depending on the rider death benefit.

The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

18 The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2002, for the portfolios in which the Separate Account invests.

                       STATEMENT OF ADDITIONAL INFORMATION


                                DECEMBER 30, 2003






           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY


              JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORKSM


                             IN CONNECTION WITH ITS

                            JNLNY SEPARATE ACCOUNT IV






This Statement of Additional Information is not a prospectus. This Statement of Additional Information contains additional information about the Policies described above that you may find useful. You should read it together with the Prospectus for the Policies. The date of the Prospectus to which this Statement of Additional Information relates is December 30, 2003. You may obtain a copy of the Prospectus without charge by calling us toll-free at (800) 599-5651 or by writing to us at the following address.



               Jackson National Life Insurance Company of New York
                                 P.O. Box 378004
                             Denver, Colorado 80237

                                TABLE OF CONTENTS

                                                                                             PAGE


GENERAL INFORMATION AND

         HISTORY...............................................................................1


EXPERTS........................................................................................2

DISTRIBUTOR....................................................................................2

DISTRIBUTION OF THE  POLICIES..................................................................2

PERFORMANCE DATA...............................................................................2


ILLUSTRATION OF DEATH BENEFITS,  POLICY VALUES AND CASH SURRENDER  VALUES......................3


FINANCIAL STATEMENTS...........................................................................10


                         GENERAL INFORMATION AND HISTORY


Jackson National Life Insurance Company of New York ("Jackson National(R)") is a stock life insurance company organized under the laws of the state of New York in July 1995. In September 1997, the company changed its name from First Jackson National Life Insurance Company to its present name. Its legal domicile and principal business address is 2900 Westchester Avenue, Purchase, New York 10577. Jackson National is a wholly owned subsidiary of Jackson National Life Insurance Company(R) and is ultimately a wholly owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.


JNLNY Separate Account IV (the "Separate Account") was established in November 1998 as a segregated asset account of Jackson National. The Separate Account is registered as a unit investment trust under the Investment Company of 1940, as amended.


The JNL/Curian S&P Investment Divisions and JNL/S&P Investment Divisions ("Divisions") of the Separate Account are not sponsored, endorsed, sold or promoted by Standard & Poor's (S&P(R)), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Divisions or any member of the public regarding the advisability of investing in securities generally or in the Divisions particularly or the ability of the S&P 500 Index and the S&P 400 Index to track general stock market performance. S&P's only relationship to the Separate Account (Licensee) is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) and S&P 400 Index which are determined, composed and calculated by S&P without regard to the Licensee or the Divisions. S&P has no obligation to take the needs of the Licensee or the owners of the Divisions into consideration in determining, composing or calculating the S&P 500 and S&P 400 Indexes. S&P is not responsible for and has not participated in the determination of the prices and amount of the Divisions or the timing of the issuance or sale of the Divisions or in the determination or calculation of the equation by which the Divisions are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Divisions.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX AND THE S&P INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE DIVISIONS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX AND S&P 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX AND THE S&P 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                     EXPERTS


The consolidated financial statements of Jackson National as of December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002 that appear in this Statement of Additional Information have been audited by KPMG LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of KPMG LLP is 303 E. Wacker Drive, Chicago, IL 60601.

Actuarial matters included in the Prospectus and this Statement of Additional Information, including the hypothetical Policy illustrations included herein, have been approved by Angela Matthews, Actuary of Jackson National, and are included in reliance upon his opinion as to their reasonableness.


                                   DISTRIBUTOR

The Policies are distributed by Jackson National Life Distributors, Inc. ("JNLD"), a subsidiary of Jackson National Life Insurance Company. JNLD is located at 8055 E. Tufts Avenue, Denver, Colorado 80237. The Policies are offered on a continuous basis. However, Jackson National reserves the right to discontinue offering the Policies at any time.

As of the date of this Statement of Additional Information, no commissions have been paid to, and no amounts have been retained by, JNLD or any broker-dealer in connection with the distribution of the Policies.

                          DISTRIBUTION OF THE POLICIES


The Policies are sold by registered representatives of broker-dealers who are our insurance agents, either individually or through an incorporated insurance agency. Registered representatives who sell the Policies may earn approximately 90% (up to 50% sales commission plus up to 40% expense allowance) of all premiums up to the first year Target Premium, plus up to 3.00% of any additional premiums paid in excess of that amount. Registered representatives also may be eligible for trail compensation of up to 0.15% on Policies that have been in force for at least twelve months. Jackson National may also pay up to 5% of all premiums up to the first year Target Premium as a broker dealer concession in the first Policy Year. From time to time, we may pay or permit other promotional incentives in cash, credits, or other compensation. Jackson National pays all such commissions and incentives.


                                PERFORMANCE DATA

From time to time, we may advertise performance data related to the Investment Divisions of the Separate Account available under the Policy.

The performance figures are calculated using the actual historical performance of the underlying portfolios for the periods shown and represent the average annual total return for that period. The performance for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division on the first day of the period ("initial investment") and computing the average annual compounded rate of return for the period that would equate the initial investment with the value of that investment at the end of the period, carried to at least the nearest hundredth of a percent.


The performance returns will reflect the deduction of management fees and all other operating expenses of the portfolios and the deduction of the current mortality and expense risk charge applicable under the Policy for the first ten Policy Years. The guaranteed mortality & expense risk charge is higher and the current mortality & expense risk charge is lower after the tenth year. The returns will not reflect any premium deductions for costs of insurance, premium charges, monthly policy fees or administrative charges, surrender charges, or other policy charges. IF THE PERFORMANCE INCLUDED SUCH DEDUCTIONS, THE RETURNS SHOWN WOULD BE SIGNIFICANTLY LOWER.

No performance information is available since the Class B shares of the underlying portfolio has not commenced operations as of December 31, 2003. Performance data may be shown for the period from the commencement of Policy sales, which is when the separate account will commence operations.



                         ILLUSTRATION OF DEATH BENEFITS,
                     POLICY VALUES AND CASH SURRENDER VALUES

The following tables illustrate how values under a Policy change with the investment experience of the Portfolios. The tables illustrate how the Death Benefits, Policy Values and Cash Surrender Values of a Policy issued to an Insured of a given age and underwriting risk classification would vary over an extended period of time if the hypothetical gross investment rates of return on the assets held in the Investment Divisions of the Separate Account were a uniform annual rate of 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over and under those averages throughout the years, the Death Benefits, Policy Values, and Cash Surrender Values may be different.


The amounts shown for the Death Benefit, Policy Value, and Cash Surrender Value as of each Policy Anniversary reflect the fact that the net investment returns on the assets held in the Investment Divisions are lower than the gross after-tax returns on the Portfolios, as a result of the expenses paid by the Portfolios and the charges deducted from the Investment Divisions. The net investment returns reflect the deduction of the Portfolio investment management fees and other Portfolio expenses at an annual effective rate of 0.750%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios. The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.738%, 4.203% and 10.143% respectively, on a guaranteed basis, and -1.639%, 4.307% and 10.253%, respectively, on a current basis during years one through ten, -0.998%, 4.987% and 10.972% respectively, on a current basis during years eleven through twenty, and 0.750%, 5.250% and 11.250%, respectively, on a current basis during years twenty-one and thereafter.


The tables illustrate the Death Benefits, Policy Values, and Cash Surrender Values that would result based upon the hypothetical investment rates of return if no payments other than the specified annual premium payments are made, if all premium payments are allocated to the Separate Account, and if no policy loans are taken. The tables also assume that no partial surrenders, transfers, or changes in the Specified Death Benefit or death benefit option are made.

Values are shown for Policies issued to preferred non-tobacco class Insureds. Values for Policies issued on a basis involving higher mortality risk would result in lower Death Benefits, Policy Values, and Cash Surrender Values than those illustrated. Females generally have a more favorable cost of insurance rate structure than males and non-tobacco class Insureds generally have a more favorable cost of insurance rate than tobacco class Insureds.


The amounts shown in the tables also reflect all charges deducted under the Policy based on the assumptions described herein and in the tables. These charges include a sales charge, premium tax charge, and federal (DAC) tax charge, which are deducted from each premium; a daily mortality and expense risk charge, which is deducted from the assets of the Investment Divisions; and a monthly policy fee, monthly administrative charge, and monthly cost of insurance charge, which are deducted from Policy Value. The sales charge is currently 6% of Target Premium for the first five Policy Years and 4% thereafter. The current sales charge is 6% for years 1-5 and 4% for years 6+ (up to the Target Premium). The sales charge is currently 2% of premium in excess of the Target Premium for issue ages 70 and older in years 1-3 only. The sales charge is guaranteed not to exceed 6% of all premium. The premium tax charge and federal (DAC) tax charge are 2% and 1.5% of each premium, respectively. The mortality and expense risk charge is currently equivalent to an annual effective rate of 0.90% and 0.25% for Policy Years 1-10 and 11-20, respectively, and 0.00% thereafter. This charge is guaranteed not to exceed 1.00% in all Policy Years. The monthly policy fee is $15 per month for the first three Policy Years and $7.50 per month thereafter. The monthly administrative fee is $0.07 per month per $1,000 of Specified Death Benefit for Policy Years 1-10 and $0.01 per month per $1,000 thereafter. This charge is assessed on up to $2 million of Specified Death Benefit. The monthly cost of insurance charge varies with the amount of insurance coverage and the age, sex and underwriting risk classification of the Insured. Cash Surrender Values reflect any applicable Surrender Charges.


The hypothetical values shown in the tables do not reflect any charges for federal, state or other income against the Separate Account, since we are not currently making this charge. However, if such a charge is made in the future, a higher gross annual investment rate of return than illustrated would be needed to produce the net after tax returns shown in the tables. The tables also do not reflect the deduction of the cost of any optional rider.

Upon request, we will furnish a comparable illustration based on the proposed Insured's age, sex and underwriting risk classification, Specified Death Benefit, death benefit option, proposed amount and frequency of premium payments, and any available riders requested.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

                 Flexible Premium Variable Life Insurance Policy
                     Male Preferred Non-tobacco Issue Age 45

                            $5,558.00 Annual Premium
            $350,000 Specified Death Benefit (Death Benefit Option A)

                           GUARANTEED MAXIMUM CHARGES

          --------------------------------- ---------------------------------- ---------------------------------------
               0% Hypothetical Gross        6% Hypothetical Gross Investment     12% Hypothetical Gross Investment
                 Investment Return                       Return                                Return

                   (-1.738% Net)                      (4.203% Net)                         (10.143% Net)

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------


 Policy    Policy   Cash          Death       Policy       Cash       Death      Policy        Cash         Death
  Year     Value    Surrender    Benefit      Value      Surrender   Benefit      Value      Surrender     Benefit
                      Value                                Value                               Value
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   1         2,887           0     350,000       3,119            0   350,000        3,352            0       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   2         5,611         669     350,000       6,254        1,312   350,000        6,927        1,985       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   3         8,165       3,842     350,000       9,397        5,074   350,000       10,740        6,417       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   4        10,636       6,930     350,000      12,636        8,930   350,000       14,909       11,202       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   5        12,921       9,834     350,000      15,871       12,784   350,000       19,362       16,275       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   6        15,014      12,543     350,000      19,092       16,621   350,000       24,125       21,654       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   7        16,890      15,039     350,000      22,273       20,422   350,000       29,206       27,354       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   8        18,530      17,294     350,000      25,392       24,157   350,000       34,622       33,386       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   9        19,908      19,292     350,000      28,420       27,804   350,000       40,387       39,771       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   10       20,996      20,996     350,000      31,325       31,325   350,000       46,518       46,518       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   11       22,029      22,029     350,000      34,343       34,343   350,000       53,314       53,314       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   12       22,733      22,733     350,000      37,203       37,203   350,000       60,572       60,572       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   13       23,096      23,096     350,000      39,887       39,887   350,000       68,346       68,346       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   14       23,100      23,100     350,000      42,370       42,370   350,000       76,694       76,694       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   15       22,718      22,718     350,000      44,619       44,619   350,000       85,677       85,677       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   16       21,907      21,907     350,000      46,587       46,587   350,000       95,358       95,358       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   17       20,616      20,616     350,000      48,214       48,214   350,000      105,807      105,807       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   18       18,778      18,778     350,000      49,424       49,424   350,000      117,101      117,101       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   19       16,310      16,310     350,000      50,127       50,127   350,000      129,329      129,329       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   20       13,130      13,130     350,000      50,225       50,225   350,000      142,609      142,609       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   25           **          **          **      37,793       37,793   350,000      231,696      231,696       350,000

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   30           **          **          **          **           **        **      390,671      390,671       418,018

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   35           **          **          **          **           **        **      653,798      653,798       686,488

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   40           **          **          **          **           **        **    1,060,961    1,060,961     1,114,009

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   45           **          **          **          **           **        **    1,673,237    1,673,237     1,756,899

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   50           **          **          **          **           **        **    2,643,938    2,643,938     2,670,378

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------
--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

   55           **          **          **          **           **        **    4,318,724    4,318,724     4,318,724

--------- --------- ----------- ----------- ----------- ------------ --------- ------------ ------------ -------------

Assumptions:
1. Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.   No policy loans or partial surrenders have been taken.
3. Illustrated values reflect guaranteed expenses and guaranteed cost of insurance charges.
4. Policy values will vary from those illustrated if actual rates differ from those assumed.
5. The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
6. When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.

The hypothetical gross investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and the investment experience of the Portfolios. The Policy Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representation can be made by Jackson National or any Portfolio that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

                 Flexible Premium Variable Life Insurance Policy
                     Male Preferred Non-tobacco Issue Age 45

                            $5,558.00 Annual Premium
            $350,000 Specified Death Benefit (Death Benefit Option A)

                                 CURRENT CHARGES

          -------------------------------- --------------------------------------- -------------------------------------------
               0% Hypothetical Gross          6% Hypothetical Gross Investment      12% Hypothetical Gross Investment Return
                 Investment Return                         Return
          -------------------------------- --------------------------------------- -------------------------------------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
 Policy    Policy     Cash        Death      Policy        Cash         Death         Policy        Cash           Death
  Year     Value    Surrender    Benefit      Value      Surrender     Benefit        Value       Surrender       Benefit
                      Value                                Value                                    Value
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   1         3,948           0    350,000        4,214            0       350,000         4,480             0         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   2         7,754       2,812    350,000        8,530        3,588       350,000         9,340         4,398         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   3        11,440       7,118    350,000       12,975        8,653       350,000        14,639        10,317         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   4        15,163      11,456    350,000       17,712       14,006       350,000        20,588        16,882         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   5        18,831      15,744    350,000       22,663       19,576       350,000        27,160        24,073         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   6        22,552      20,081    350,000       27,949       25,478       350,000        34,538        32,067         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   7        26,191      24,339    350,000       33,445       31,594       350,000        42,660        40,808         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   8        29,772      28,536    350,000       39,184       37,948       350,000        51,626        50,391         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   9        33,296      32,680    350,000       45,176       44,560       350,000        61,528        60,912         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   10       36,753      36,753    350,000       51,424       51,424       350,000        72,451        72,451         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   11       40,637      40,637    350,000       58,556       58,556       350,000        85,305        85,305         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   12       44,351      44,351    350,000       65,925       65,925       350,000        99,474        99,474         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   13       47,880      47,880    350,000       73,532       73,532       350,000       115,108       115,108         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   14       51,237      51,237    350,000       81,405       81,405       350,000       132,394       132,394         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   15       54,424      54,424    350,000       89,566       89,566       350,000       151,537       151,537         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   16       57,537      57,537    350,000       98,120       98,120       350,000       172,833       172,833         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   17       60,510      60,510    350,000      107,032      107,032       350,000       196,495       196,495         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   18       63,334      63,334    350,000      116,320      116,320       350,000       222,812       222,812         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   19       66,072      66,072    350,000      126,063      126,063       350,000       252,142       252,142         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   20       68,728      68,728    350,000      136,294      136,294       350,000       284,851       284,851         350,000

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   25       80,532      80,532    350,000      197,472      197,472       350,000       516,805       516,805         599,494

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   30       87,120      87,120    350,000      277,033      277,033       350,000       910,093       910,093         973,799

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   35       83,475      83,475    350,000      383,605      383,605       402,785     1,578,414     1,578,414       1,657,335

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   40       59,198      59,198    350,000      520,458      520,458       546,481     2,702,825     2,702,825       2,837,966

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   45           **          **         **      691,444      691,444       726,016     4,574,496     4,574,496       4,803,221

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   50           **          **         **      910,526      910,526       919,631     7,730,031     7,730,031       7,807,332

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------
--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

   55           **          **         **    1,205,121    1,205,121     1,205,121    13,207,627    13,207,627      13,207,627

--------- --------- ----------- ---------- ------------ ------------ ------------- ------------- ------------- ---------------

Assumptions:
1. Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.   No policy loans or partial surrenders have been taken.
3. Illustrated values reflect current expenses and current cost of insurance charges, which are subject to change.
4. Policy values will vary from those illustrated if actual rates differ from those assumed.
5. The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
6. When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.

7. The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.639%, 4.307% and 10.253%, respectively, during years one through ten, -0.998%, 4.987% and 10.972% respectively, during years eleven through twenty, and -0.750%, 5.250% and 11.250%, respectively, during years twenty-one and thereafter.



The hypothetical gross investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and the investment experience of the Portfolios. The Policy Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representation can be made by Jackson National or any Portfolio that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                              FINANCIAL STATEMENTS


The financial statements of Jackson National as of December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002 of Jackson National and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements and schedule of Jackson National included herein should be considered only as bearing upon the ability of Jackson National to meet its obligations under the Policies. Jackson National's financial statements do not bear on the investment experience of the assets held in the Separate Account.


No financial statements are included for the Separate Account because it has not yet commenced operations, has no assets or liabilities, and has received no income or incurred any expense.

                         JACKSON NATIONAL LIFE INSURANCE
                               COMPANY OF NEW YORK



                               [GRAPHIC OMITTED]














                              FINANCIAL STATEMENTS


                                DECEMBER 31, 2002

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

INDEX TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

--------------------------------------------------------------------------------




Independent Auditors' Report                                                  1



Balance Sheets                                                                2



Income Statements                                                             3



Statements of Stockholder's Equity and Comprehensive Income                   4



Statements of Cash Flows                                                      5



Notes to Financial Statements                                                 6

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholder of Jackson National Life Insurance Company of New York


We have audited the accompanying balance sheets of Jackson National Life Insurance Company of New York as of December 31, 2002 and 2001, and the related statements of income, stockholder's equity and comprehensive income, and cash flows for each of the years in the three year period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jackson National Life Insurance Company of New York as of December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the years in the three year period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP


Detroit, Michgan
January 31, 2003

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                              FINANCIAL STATEMENTS


BALANCE SHEETS

-------------------------------------------------------------------------------------------------------------------------------

                                                                                       DECEMBER 31,
ASSETS                                                                          2002                  2001
                                                                         --------------------   ------------------
   Investments:
     Cash and short-term investments                                        $   99,728,648         $ 40,705,483
     Fixed maturities, available for sale, at fair value (amortized
         cost: 2002, $1,147,923,462; 2001, $524,094,302)                     1,203,891,512          532,825,057
     Equities, at market value (cost 2002, $138,950; 2001, $0)                      10,141                 -
                                                                         --------------------   ------------------

         Total investments                                                   1,303,630,301          573,530,540

   Accrued investment income                                                    16,890,300            8,429,288
   Deferred acquisition costs                                                   70,525,246           48,481,027
   Furniture and equipment                                                          39,158              124,709
   Receivable for securities sold                                                       -             3,725,713
   Reinsurance recoverable                                                         834,002              670,714
   Receivable from parent                                                           35,972                 -
   Other assets                                                                     82,420              230,962
   Variable annuity assets                                                     133,034,499          145,756,120
                                                                         --------------------   ------------------

         Total assets                                                       $1,525,071,898         $780,949,073
                                                                         ====================   ==================


LIABILITIES AND STOCKHOLDER'S EQUITY
     LIABILITIES
     Policy reserves and liabilities
          Reserves for future policy benefits                               $    2,219,405         $    851,964
          Deposits on investment contracts                                   1,177,882,863          530,415,507
     Securities lending payable                                                 37,871,675            9,546,098
     Deferred income taxes                                                      12,271,851           10,241,644
     General expenses payable                                                    1,976,957              807,826
     Income taxes payable to Parent                                              1,336,742                 -
     Payable to parent                                                                -                 119,736
     Other liabilities                                                           4,514,680            7,162,244
     Variable annuity liabilities                                              133,034,499          145,756,120
                                                                         --------------------   ------------------

         Total liabilities                                                   1,371,108,672          704,901,139
                                                                         --------------------   ------------------

     STOCKHOLDER'S EQUITY
     Capital stock, $1,000 par value; 2,000 shares
         authorized, issued and outstanding                                      2,000,000            2,000,000
     Additional paid-in capital                                                141,000,000           71,000,000
     Accumulated other comprehensive income                                     15,408,683            2,956,871
     Retained earnings (deficit)                                                (4,445,457)              91,063
                                                                         --------------------   ------------------

         Total stockholder's equity                                            153,963,226           76,047,934
                                                                         --------------------   ------------------


         Total liabilities and stockholder's equity                         $1,525,071,898         $780,949,073
                                                                         ====================   ==================


                See accompanying notes to financial statements.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                              FINANCIAL STATEMENTS


INCOME STATEMENTS



                                                                             YEARS ENDED DECEMBER 31,
                                                           --------------------------------------------------------------
                                                                  2002                  2001                 2000
                                                           --------------------   ------------------   ------------------
REVENUES
   Premiums                                                   $     148,001         $    141,888         $     66,831

   Net investment income                                         55,456,981           24,732,424           11,357,097

   Net realized investment losses                               (15,160,945)            (778,921)            (575,659)


   Fee income:
      Mortality charges                                             117,124               75,486               31,699
      Expense charges                                               160,257               59,263               50,777
      Surrender charges                                           1,012,441              808,999              198,773
      Variable annuity fees                                       2,070,674            1,988,930            1,770,851
                                                           --------------------   ------------------   ------------------
      Total fee income                                            3,360,496            2,932,678            2,052,100

   Other income                                                     105,857              140,966              221,170
                                                           --------------------   ------------------   ------------------

      Total revenues                                             43,910,390           27,169,035           13,121,539
                                                           --------------------   ------------------   ------------------

BENEFITS AND EXPENSES
   Death benefits                                                    75,000                 -                  50,000
   Interest credited on deposit liabilities                      46,903,828           20,818,446           10,260,176
   Increase (decrease) in reserves, net of
        reinsurance recoverables                                  1,200,707              217,444              (41,974)
   Other policyholder benefits                                    4,691,175            2,738,415                6,299
   Commissions                                                   41,271,966           24,879,503           15,538,783
   General and administrative expenses                            5,091,694            2,970,563            2,274,318
   Taxes, licenses and fees                                       1,651,412              612,519              622,677
   Deferral of policy acquisition costs                         (52,206,939)         (29,494,785)         (17,134,000)
   Amortization of acquisition costs:
     Attributable to operations                                   6,380,867            1,533,929            3,035,698
     Attributable to net realized investment losses              (4,170,000)            (148,000)            (172,698)
                                                           --------------------   ------------------   ------------------

     Total benefits and expenses                                 50,889,710           24,128,034           14,439,279
                                                           --------------------   ------------------   ------------------

     Pretax income (loss)                                        (6,979,320)           3,041,001           (1,317,740)


   Income tax expense (benefit)                                  (2,442,800)           1,064,500             (461,200)
                                                           --------------------   ------------------   ------------------


      NET INCOME (LOSS)                                       $  (4,536,520)        $  1,976,501         $   (856,540)
                                                           ====================   ==================   ==================


                See accompanying notes to financial statements.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                              FINANCIAL STATEMENTS


STATEMENTS OF STOCKHOLDER'S EQUITY AND COMPREHENSIVE INCOME

------------------------------------------------------------------------------------------------------------------------------------

                                                                              YEARS ENDED DECEMBER 31,
                                                                   2002                 2001                2000
                                                              -----------------   ------------------  -------------------

CAPITAL  STOCK
Beginning and end of year                                       $  2,000,000         $  2,000,000         $  2,000,000
                                                              -----------------   ------------------  -------------------

ADDITIONAL PAID-IN CAPITAL
Beginning of year                                                 71,000,000           31,000,000           16,000,000
   Capital contribution                                           70,000,000           40,000,000           15,000,000
                                                              -----------------   ------------------  -------------------
End of year                                                      141,000,000           71,000,000           31,000,000
                                                              -----------------   ------------------  -------------------


ACCUMULATED OTHER COMPREHENSIVE INCOME
Beginning of year                                                  2,956,871            1,520,927             (436,762)
   Net unrealized gain on investments, net of tax
     of $6,704,822 in 2002; $773,229 in 2001 and
     $1,054,185 in 2000                                           12,451,812            1,435,944            1,957,689
                                                              -----------------   ------------------  -------------------
End of year                                                       15,408,683            2,956,871            1,520,927
                                                              -----------------   ------------------  -------------------

RETAINED EARNINGS (DEFICIT)
Beginning of year                                                     91,063           (1,885,438)          (1,028,898)

   Net income (loss)                                              (4,536,520)           1,976,501             (856,540)

End of year                                                   -----------------   ------------------  -------------------
                                                                  (4,445,457)              91,063           (1,885,438)
                                                              -----------------   ------------------  -------------------

TOTAL STOCKHOLDER'S EQUITY                                      $153,963,226         $ 76,047,934         $ 32,635,489
                                                              =================   ==================  ===================




                                                                               YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                   2002                 2001                2000
                                                              -----------------   ------------------  -------------------
COMPREHENSIVE INCOME
Net income (loss)                                               $ (4,536,520)        $  1,976,501        $    (856,540)

   Net unrealized holding gains arising during the
     period, net of tax of $5,128,341 in 2002;
     $797,161 in 2001 and $993,512 in 2000                         9,524,062            1,480,389            1,845,010
   Reclassification adjustment for gains (losses) included
      in net income, net of tax of $1,576,481 in 2002,
      $(23,932) in 2001, and $60,673 in 2000                       2,927,750              (44,445)             112,679
                                                              -----------------   ------------------  -------------------

COMPREHENSIVE INCOME                                            $  7,915,292         $  3,412,445            1,101,149
                                                              =================   ==================  ===================



                See accompanying notes to financial statements.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                              FINANCIAL STATEMENTS

STATEMENTS OF CASH FLOWS

------------------------------------------------------------------------------------------------------------------------------------

                                                                              Years Ended December 31,
                                                                  2002                  2001                  2000
                                                            -------------------   -------------------   -------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income (loss)                                       $   (4,536,520)      $   1,976,501            $    (856,540)

      Adjustments to reconcile net income (loss) to
        net cash used in operating activities:
             Net realized investment losses                       15,160,945             778,921                  575,659
             Interest credited on deposit liabilities             46,903,828          20,818,446               10,260,176
             Amortization of premium (discount) on
               investments                                            66,646            (567,570)                (355,203)

             Deferred income taxes                                (5,036,440)          6,378,900                2,774,800

             Other charges                                         2,890,205             604,428                 (281,249)

             Change in:
               Accrued investment income                          (8,461,012)         (4,829,952)              (2,450,273)

               Deferred acquisition costs                        (49,996,072)        (28,108,856)             (14,271,000)

               Income taxes payable to Parent                      1,336,742               -                         -
               Other assets and liabilities, net                     433,554           2,204,811                 (694,953)
                                                            -------------------   -------------------   -------------------
      NET CASH USED IN OPERATING ACTIVITIES                       (1,238,124)           (744,371)              (5,298,583)
                                                            -------------------   -------------------   -------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Sales and maturities of:
             Fixed maturities available for sale                  45,738,819          20,657,499               24,203,072

      Purchases of:
             Fixed maturities available for sale                (681,208,969)       (354,709,195)            (145,874,948)
      Other investing activities                                  28,325,740          (7,453,902)              17,000,000
                                                            -------------------   -------------------   -------------------
      NET CASH USED IN INVESTING ACTIVITIES                     (607,144,410)        341,505,598)            (104,671,876)
                                                            -------------------   -------------------   -------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Policyholder's account balances:
             Deposits                                            663,807,000         377,132,000              210,793,000
             Withdrawals                                         (49,298,436)        (27,799,260)             (10,970,879)

             Net transfers to separate accounts                  (17,102,865)        (34,013,388)             (91,859,436)

      Capital contribution from Parent                            70,000,000          40,000,000               15,000,000
                                                            -------------------   -------------------   -------------------
     NET CASH PROVIDED BY FINANCING ACTIVITIES                   667,405,699         355,319,352              122,962,685
                                                            -------------------   -------------------   -------------------
     NET INCREASE IN CASH AND SHORT-TERM
       INVESTMENTS                                                59,023,165          13,069,383               12,992,226

CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR                40,705,483          27,636,100               14,643,874
                                                            -------------------   -------------------   -------------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR                  $   99,728,648      $   40,705,483         $     27,636,100
                                                            ===================   ===================   ===================


                See accompanying notes to financial statements.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------

1.   NATURE OF OPERATIONS

     Jackson National Life Insurance Company of New York, (the "Company" or "JNL/NY") is wholly owned by Jackson National Life Insurance Company ("JNL" or the "Parent"), a wholly owned subsidiary of Brooke Life Insurance Company ("Brooke Life") which is ultimately a wholly owned subsidiary of Prudential plc ("Prudential"), London, England. JNL/NY is licensed to sell group and individual annuity products, including immediate and deferred fixed annuities, guaranteed investment contracts, variable annuities, and individual life insurance products in the states of New York, Delaware and Michigan.

 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION
     The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Certain prior year amounts have been reclassified to conform with the current year presentation.

     The preparation of the financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates.

     COMPREHENSIVE INCOME
     Comprehensive income includes all changes in stockholder's equity (except those arising from transactions with owners/shareholders) and, in the Company's case, includes net income and net unrealized gains and losses on securities.

     INVESTMENTS
     Cash and short-term investments, which primarily include commercial paper and money market instruments, are carried at amortized cost. These investments have maturities of three months or less and are considered cash equivalents for reporting cash flows.

     Fixed maturities consist primarily of bonds, mortgage-backed securities and structured securities. All fixed maturities are considered available for sale and are carried at fair value. Fixed maturities are reduced to estimated net realizable value, or in the case of other than high credit quality beneficial interests in securitized financial assets, fair value, for declines in fair value considered to be other than temporary. In determining whether an other than temporary impairment has occurred, the Company considers a security's forecasted cash flows as well as the severity and duration of depressed fair values.

     Equity securities are carried at fair value. Equity securities are reduced to estimated net realizable value for declines in fair value considered to be other than temporary.

     Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined using the specific cost identification method. Acquisition premiums and discounts on investments are amortized to investment income using call or maturity dates. The changes in unrealized gains and losses on investments classified as available for sale, net of tax and the effect of the deferred acquisition costs adjustment, are excluded from net income and included as a component of comprehensive income and stockholder's equity.

     DEFERRED ACQUISITION COSTS
     Certain costs of acquiring new business, principally commissions, bonus interest on certain products and certain costs associated with policy issue and underwriting, which vary with and are primarily related to the production of new business, have been capitalized as deferred acquisition costs. Deferred acquisition costs are increased by interest thereon and amortized in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits for annuities and interest-sensitive life products. As certain fixed maturity securities available for sale are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. The change in this adjustment is included with the change in fair value of fixed maturity securities available for sale, net of tax, that is credited or charged directly to stockholder's equity and is a component of other comprehensive income. Deferred acquisition costs have been decreased by $32.1 million and $4.2 million at December 31, 2002 and 2001, respectively, to reflect this change.

     Poor equity market performance has lowered future expected profits on the variable annuity line through lower fee income and an increased provision for future guaranteed minimum death benefit claims. As a result, the deferred acquisition cost asset associated with the variable annuities has become impaired. During 2002, the asset has been reduced through increased amortization of approximately $1.0 million to reflect the impairment. Further impairments or accelerated amortization of this deferred acquisition cost asset are likely to result if future equity market returns are below assumed levels.

     FEDERAL INCOME TAXES
     The Company provides deferred income taxes on the temporary differences between the tax and financial statement basis of assets and liabilities. The Company files a consolidated federal income tax return with Jackson National Life Insurance Company and Brooke Life. The Company has entered into a written tax sharing agreement which is generally based on separate return calculations. Intercompany balances are settled on a quarterly basis.

     POLICY RESERVES AND LIABILITIES
     RESERVES FOR FUTURE POLICY BENEFITS:
     For traditional life insurance contracts, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date as to mortality, interest, policy lapsation and expenses plus provisions for adverse deviations. Mortality assumptions range from 30% to 135% of the 1975-1980 Basic Select and Ultimate tables depending on policy duration. Interest rate assumptions range from 6.0% to 8.0%. Lapse and expense assumptions are based on the Parent's experience.

     DEPOSITS ON INVESTMENT CONTRACTS:
     For the Company's interest-sensitive life contracts, reserves approximate the policyholder's account value. For deferred annuities and the fixed option on variable annuity contracts, the reserve is the policyholder's account value.

     VARIABLE ANNUITY ASSETS AND LIABILITIES
     The assets and liabilities resulting from individual variable annuity contracts, which aggregated $133.0 million and $145.8 million at December 31, 2002 and 2001, respectively, are segregated in separate accounts. The Company receives fees for assuming mortality and expense risks and other administrative fees related to the issuance and maintenance of the contracts. Such fees are recorded as earned and included in fee income in the income statement.

     REVENUE AND EXPENSE RECOGNITION
     Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished by provisions for future policy benefits and the deferral and amortization of acquisition costs.

     Deposits on interest-sensitive life products and investment contracts, principally universal life contracts and deferred annuities, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of investment income and charges assessed against the policyholder's account value for mortality charges, surrenders and administrative expenses. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to the policyholder deposit. Underwriting and other acquisition expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished by deferral and amortization of acquisition costs. Non-acquisition expenses are recognized as incurred.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Investment income is not accrued on securities in default and otherwise where the collection is uncertain. Subsequent receipts of interest on such securities are generally used to reduce the cost basis of the securities.

 3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     Disclosure is required for fair value information about financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, cannot be realized in immediate settlement of the instrument.

     The following summarizes the basis used by the Company in estimating its fair value disclosures for financial instruments:

     CASH AND SHORT-TERM INVESTMENTS:
     Carrying value is considered to be a reasonable estimate of fair value.

     FIXED MATURITIES:
     Fair values are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or analytically determined values.

     EQUITY SECURITIES:
     Fair values for common stock are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or analytically determined values.

     VARIABLE ANNUITY ASSETS:
     Variable annuity assets are carried at the market value of the underlying securities.

     ANNUITY RESERVES:
     Fair value for immediate annuities, without mortality features, is derived by discounting the estimated cash flows using current interest rates with similar maturities. Fair value for deferred annuities is based on surrender value. The carrying value and fair value of such annuities approximated $1,134.1 million and $1,105.8 million, respectively, at December 31, 2002; and $525.9 million and $499.8 million, respectively, at December 31, 2001.

     VARIABLE ANNUITY LIABILITIES:
     Fair value of contracts in the accumulation phase is based on surrender value. Fair value of contracts in the payout phase is based on the present value of future cash flows at assumed interest rates. The fair value approximated $121.5 million and $138.5 million at December 31, 2002 and 2001, respectively.

 4.  INVESTMENTS

     Investments are comprised primarily of fixed-income securities, primarily publicly-traded industrial, mortgage-backed, utility and government bonds. Mortgage-backed securities include asset-backed and other structured securities. The Company generates the majority of its deposits from interest-sensitive individual annuity contracts and life insurance products on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities aims to ensure matching of the asset yield with the interest-sensitive liabilities and to earn a stable return on its investments.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

 4.  INVESTMENTS (CONTINUED)

     FIXED MATURITIES
     The following table sets forth fixed maturity investments at December 31, 2002, classified by rating categories as assigned by nationally recognized statistical rating organizations, the National Association of Insurance Commissioners ("NAIC"), or if not rated by such organizations, the Company's investment advisor. At December 31, 2002, investments rated by the Company's investment advisor totaled $22.0 million. For purposes of the table, if not otherwise rated higher by a nationally recognized statistical rating organization, NAIC Class 1 investments are included in the A rating; Class 2 in BBB, Class 3 in BB and Classes 4 through 6 in B and below.

                  INVESTMENT RATING                   PERCENT OF TOTAL
                  -----------------               -------------------------
                  AAA                                       5.8%
                  AA                                        4.2
                  A                                        35.0
                  BBB                                      51.5
                                                  -------------------------
                      Investment grade                     96.5
                                                  -------------------------
                  BB                                        3.0
                  B and below                               0.5
                                                  -------------------------
                      Below investment grade                3.5
                                                  -------------------------
                      Total fixed maturities              100.0%
                                                  -------------------------

     The amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased were $4.1 million and $2.4 million, respectively, at December 31, 2002. The amortized cost and carrying value of the single fixed maturity security that was non-income producing for the 12 months preceding December 31, 2002 was $15,000. The Company had no investments in fixed maturities that were non-income producing for the 12 months preceding December 31, 2001.

     The amortized cost, gross unrealized gains and losses and estimated fair value of fixed maturities are as follows:


                                                                     GROSS             GROSS            ESTIMATED
                                                AMORTIZED         UNREALIZED         UNREALIZED           FAIR
        DECEMBER 31, 2002                         COST               GAINS             LOSSES             VALUE
        --------------------------------    ------------------ ------------------ ----------------- ------------------
           U.S. Treasury securities           $      515,227      $      33,053     $        -       $       548,280
           Public utilities                       79,776,241          4,969,022         3,128,061         81,617,202
           Corporate securities                  887,745,509         57,150,497         6,769,491        938,126,515
           Mortgage-backed securities            179,886,485          4,408,464           695,434        183,599,515
                                            ------------------ ------------------ ----------------- ------------------
               Total                          $1,147,923,462      $  66,561,036     $  10,592,986    $ 1,203,891,512
                                            ================== ================== ================= ==================

                                                                     GROSS             GROSS            ESTIMATED
                                               AMORTIZED          UNREALIZED         UNREALIZED           FAIR
        DECEMBER 31, 2001                         COST               GAINS             LOSSES             VALUE
        --------------------------------   ------------------- ------------------ ----------------- ------------------
           U.S. Treasury securities           $    1,033,262      $       -         $      36,392    $       996,870
           Public utilities                       25,975,030            405,183           467,809         25,912,404
           Corporate securities                  441,464,091         13,041,015         4,301,354        450,203,752
           Mortgage-backed securities             55,621,919            720,442           630,330         55,712,031
                                           ------------------- ------------------ ----------------- ------------------
               Total                          $  524,094,302      $  14,166,640     $   5,435,885    $   532,825,057
                                           =================== ================== ================= ==================

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     The amortized cost and estimated fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties.

                                                                   AMORTIZED         ESTIMATED
                                                                     COST            FAIR VALUE
                                                               ------------------ -----------------
     Due in 1 year or less                                      $    23,941,897   $    24,392,694
     Due after 1 year through 5 years                               281,370,567       291,638,725
     Due after 5 years through 10 years                             618,865,161       658,834,420
     Due after 10 years through 20 years                             39,747,382        40,964,360
     Due after 20 years                                               4,111,970         4,461,798
     Mortgage-backed securities                                     179,886,485       183,599,515
                                                               ------------------ -----------------
        Total                                                   $ 1,147,923,462   $ 1,203,891,512
                                                               ================== =================

     Acquisition discounts and premiums on mortgage-backed securities are amortized over the estimated redemption period using the effective interest method. Effective yields, which are used to calculate amortization, are adjusted periodically to reflect actual payments to date and anticipated future payments. Resulting adjustments to amortized cost are included in investment income.

     Fixed maturities with a carrying value of $548,280 and $797,496 were on deposit with the State of New York at December 31, 2002 and 2001, respectively, as required by state insurance law.

     Gross unrealized losses pertaining to equity securities totaled $128,809 at December 31, 2002.

     SECURITIES LENDING
     The Company has entered into a securities lending agreement with an agent bank whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2002 and 2001, the estimated fair value of loaned securities was $36.8 million and $9.4 million, respectively. The agreement requires a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis. Cash collateral received in the amount of $37.9 million and $9.5 million at December 31, 2002 and 2001, respectively, was invested by the agent bank and included in short-term investments of the Company. A securities lending payable is included in liabilities for cash collateral received.

5.   INVESTMENT INCOME AND REALIZED GAINS AND LOSSES

     All investment income for 2002, 2001 and 2000 is related to earnings on short-term investments and fixed maturity securities. Investment expenses totaled $322,886, $130,988 and $58,391 in 2002, 2001 and 2000,
     respectively.

     Net realized investment losses are as follows:

                                                                              YEARS ENDED DECEMBER 31,
                                                                   2002                  2001                 2000
                                                             ------------------     ----------------     ----------------
    Sales of fixed maturities:
         Gross gains                                           $    295,545           $  423,480            $  23,880

         Gross losses                                            (3,089,649)            (702,532)            (599,539)
    Impairment losses                                           (12,366,841)            (499,869)                 -
                                                             ------------------     ----------------     ----------------
    Total                                                      $ (15,160,945)         $ (778,921)         $  (575,659)
                                                             ==================     ================     ================

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

6.   REINSURANCE

     The Company cedes reinsurance to other insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The maximum amount of life insurance risk retained by the Company on any one life is generally $200,000. Amounts not retained are ceded to other companies on a yearly renewable-term or a coinsurance basis.

     The effect of reinsurance on premiums is as follows:

                                                                              YEARS ENDED DECEMBER 31,
                                                                   2002                  2001                 2000
                                                             ------------------     ----------------     ----------------
    Direct premiums                                               $    552,874          $   557,812          $   467,229
    Ceded premiums                                                     404,873              415,924              400,398
                                                             ------------------     ----------------     ----------------
          Net premiums                                            $    148,001          $   141,888          $    66,831
                                                             ==================     ================     ================

     Components of the reinsurance recoverable asset are as follows:

                                                                          DECEMBER 31,
                                                                   2002                  2001
                                                             ------------------     ----------------
     Ceded reserves                                               $    825,309          $   664,368
     Ceded - other                                                       8,693                6,346
                                                             ------------------     ----------------
            Total                                                 $    834,002          $   670,714
                                                             ==================     ================

7.   FEDERAL INCOME TAXES

     The components of the provision for federal income taxes are as follows:

                                                                              YEARS ENDED DECEMBER 31,
                                                                   2002                  2001                 2000
                                                             ------------------     ----------------     ----------------

     Current tax expense (benefit)                             $   2,593,640         $ (5,314,400)        $  (3,236,000)
     Deferred tax expense (benefit)                               (5,036,440)           6,378,900             2,774,800
                                                             ------------------     ----------------     ----------------

     Provision for income taxes                                $  (2,442,800)        $  1,064,500         $    (461,200)
                                                             ==================     ================     ================

     The provisions for 2002, 2001 and 2000 differ from the amounts determined by multiplying pretax income (loss) by the statutory federal income tax rate of 35% by the effect of rounding.

     Federal income taxes of $650,245,  $(5,326,328) and $(1,718,428)  were paid to (recovered from) JNL in 2002, 2001 and 2000, respectively.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

7.   FEDERAL INCOME TAXES (CONTINUED)

     The tax effects of significant temporary differences that give rise to deferred tax assets and liabilities were as follows:

                                                                                           DECEMBER 31,
                                                                                    2002                  2001
                                                                             -------------------    ------------------
         GROSS DEFERRED TAX ASSET
         Policy reserves and other insurance items                             $    22,133,054      $     7,428,796
         Other, net                                                                    485,402               57,149
                                                                             -------------------    ------------------
         Total gross deferred tax asset                                             22,618,456            7,485,945
                                                                             -------------------    ------------------

         GROSS DEFERRED TAX LIABILITY
         Deferred acquisition costs                                                (19,740,786)         (14,278,034)
         Net unrealized gains on available for sale securities                     (15,134,061)          (3,055,764)
         Other, net                                                                    (15,460)            (393,791)
                                                                             -------------------    ------------------
         Total gross deferred tax liability                                        (34,890,307)         (17,727,589)
                                                                             -------------------    ------------------

         NET DEFERRED TAX LIABILITY                                            $   (12,271,851)     $   (10,241,644)
                                                                             ===================    ==================

     Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the deferred tax asset.

8.   CONTINGENCIES

     The  Company  is not  involved  in  litigation  that  would have a material
     adverse  affect  on  the  Company's   financial  condition  or  results  of
     operations.

9.   STOCKHOLDER'S EQUITY

     The declaration of dividends which can be paid by the Company is regulated by New York Insurance law. The Company must file a notice of its intention to declare a dividend and the amount thereof with the superintendent at least thirty days in advance of any proposed dividend declaration. No dividends were paid to JNL in 2002, 2001 or 2000. The Company received capital contributions of $70.0 million, $40.0 million and $15.0 million in 2002, 2001 and 2000, respectively.

     Statutory capital and surplus of the Company was $95,968,986 and $45,610,553 at December 31, 2002 and 2001, respectively. Statutory net loss of the Company was $18,195,906, $13,640,090, and $5,995,915 in 2002, 2001
     and 2000, respectively.

     For life insurance companies, regulatory risk-based capital rules require a specified level of capital depending on the types and quality of
     investments   held,  the  types  of  business  written  and  the  types  of liabilities maintained. Depending on the ratio of an insurer's adjusted surplus to its risk-based capital, the insurer could be subject to various regulatory actions ranging from increased scrutiny to conservatorship. JNL/NY has risk-based capital ratios for 2002 and 2001 that are significantly above the regulatory action levels.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

     Effective January 1, 2001, the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual, Codification of Statutory Accounting Principles became the primary guidance on statutory accounting. The implementation of the revised guidance on January 1, 2001 resulted in an immaterial impact on capital and surplus.

     Effective December 31, 2002, the Insurance Department of the State of New York adopted accounting guidance permitting the reporting of certain deferred tax assets. The implementation of the revised guidance on December 31, 2002 resulted in an increase to statutory capital and surplus of $2,458,000.

10.  LEASE OBLIGATION

     The Company is party to a cancelable operating lease agreement under which it occupies office space. Rent expense totaled $20,800, $101,951, and $109,610 in 2002, 2001 and 2000, respectively. During 2001, the Company terminated its operating lease agreement and entered into a new lease agreement with the same landlord for less office space. The future lease obligations at December 31, 2002 relating to this lease are immaterial.

11.  OTHER RELATED PARTY TRANSACTIONS

     The Company's investment portfolio is managed by PPM America, Inc. ("PPM"), a registered investment advisor and ultimately a wholly owned subsidiary of Prudential. The Company paid $317,854, $128,988 and $56,558 to PPM for investment advisory services during 2002, 2001 and 2000, respectively.

     The Company has a service  agreement with its parent,  JNL, under which JNL
     provides  certain   administrative   services.   Administrative  fees  were
     $3,511,630, $1,126,699, and $801,145 in 2002, 2001 and 2000, respectively.

                                                      PART C

                                                 OTHER INFORMATION

ITEM 27.  EXHIBITS

(a) Resolution of Board of Directors of Jackson National Life Insurance Company of New York authorizing the establishment of JNLNY Separate Account IV, incorporated by reference to Registrant's Registration Statement on Form N-4 (File Nos. 333-86933 and 811-09577) as filed on September 10, 1999.

(b)  Not applicable.

(c) (1) Distribution Agreement between Jackson National Life Insurance Company of New York and Jackson National Life Distributors, Inc., incorporated by reference to Registrant's Registration Statement on Form N-6 (File Nos. 333-108433 and 811-09933) as filed on October 17, 2003.

(2) Form of Selling Agreement, incorporated by reference to Registrant's Registration Statement on Form N-6 (File Nos. 333-108433 and 811-09933) as filed on October 17, 2003.

(d) (1) Form of Flexible Premium Variable Life Insurance Policy, incorporated by reference to Registrant's Registration Statement on Form N-6 (File Nos. 333-108433 and 811-09933) as filed on October 17, 2003.

     (2)  Form  of  Child   Insurance   Rider,   incorporated  by  reference  to
          Registrant's Registration Statement on Form N-6 (File Nos. 333-108433 and 811-09933) as filed on October 17, 2003.

     (3) Form of Guaranteed Minimum Death Benefit Rider, incorporated by reference to Registrant's Registration Statement on Form N-6 (File Nos. 333-108433 and 811-09933) as filed on October 17, 2003.

     (4)  Form of Other Insured Term Insurance Rider,  incorporated by reference
          to  Registrant's   Registration  Statement  on  Form  N-6  (File  Nos.
          333-108433 and 811-09933) as filed on October 17, 2003.

     (5)  Form of Waiver of Monthly Deductions Rider,  incorporated by reference
          to  Registrant's   Registration  Statement  on  Form  N-6  (File  Nos.
          333-108433 and 811-09933) as filed on October 17, 2003.

     (6) Form of Waiver of Specified Premium, incorporated by reference to Registrant's Registration Statement on Form N-6 (File Nos. 333-108433 and 811-09933) as filed on October 17, 2003.

     (7)  Terminal   Illness   Benefit  Rider,   incorporated  by  reference  to
          Registrant's Registration Statement on Form N-6 (File Nos. 333-108433 and 811-09933) as filed on October 17, 2003.

(e)  Specimen   Application,   incorporated   by   reference   to   Registrant's
     Registration Statement on Form N-6 (File Nos. 333-108433 and 811-09933) as filed on October 17, 2003.

(f) (1) Declaration and Charter of First Jackson National Life Insurance Company, incorporated by reference to Registrant's Registration Statement on Form N-4 (File Nos. 333-86933 and 811-09577) as filed on September 10, 1999.

     (2) Certificate of Amendment of Charter of First Jackson National Life Insurance Company, incorporated by reference to Registrant's Registration Statement on Form S-6 (File Nos. 333-67902 and 811-10463) as filed on or about August 8, 2001.

     (3) Bylaws of First Jackson National Life Insurance Company, incorporated by reference to Registrant's Registration Statement on Form N-4 (File Nos. 333-86933 and 811-09577) as filed on September 10, 1999.

(g)  Reinsurance Contracts, to be filed by amendment.

(h)  Not applicable.

(i)  Not applicable.

(j)  Not applicable.

(k)  Legal Opinion and Consent of Counsel, attached hereto.

(l)  Actuarial Opinion, attached hereto.

(m)  Sample Calculations, attached hereto.

(n)  Opinion of Independent Accountant, attached hereto.

(o)  Not applicable.

(p)  Not applicable.

(q)  Redeemability Exemption, attached hereto.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

(1) Name and Principal                  (2) Positions and Offices
    Business Address                        with Depositor

Donald T. DeCarlo                               Director
200 Manor Road
Douglaston, NY 11363

Donald B. Henderson, Jr.                        Director
4A Rivermere Apartments
Bronxville, NY 10708

Henry J. Jacoby                                 Director
305 Riverside Drive
New York, NY 10025

David L. Porteous                               Director
20434 Crestview Drive
Reed City, MI 49777

Richard D. Ash                                  Vice President - Actuary & Appointed Actuary
1 Corporate Way
Lansing, Michigan  48951

John B. Banez                                   Vice President - Systems and Programming
1 Corporate Way
Lansing, MI  48951

James Binder                                    Vice President - Finance and Corporate Strategy
1 Corporate Way
Lansing, MI  48951

John H. Brown                                   Vice President - Government Relations
1 Corporate Way
Lansing, MI  48951

Joseph Mark Clark                               Vice President - Policy Administration
1 Corporate Way
Lansing, MI  48951

Marianne Clone                                  Vice President - Administration
1 Corporate Way
Lansing, MI  48951

James B. Croom                                  Vice President & Deputy General Counsel
1 Corporate Way
Lansing, MI  48951

Gerald W. Decius                                Vice President - Systems Application Coordinator
1 Corporate Way
Lansing, MI  48951

Lisa C. Drake                                   Senior Vice President & Chief Actuary
1 Corporate Way
Lansing, MI  48951

Robert A. Fritts                                Senior Vice President & Controller - Financial Operations
1 Corporate Way
Lansing, MI  48951

Victor A. Gallo                                 Senior Vice President - Group Pension
1 Corporate Way
Lansing, Michigan  48951

James D. Garrison                               Vice President - Tax
1 Corporate Way
Lansing, MI  48951

James G. Golembiewski                           Vice President, Senior Counsel and Assistant Secretary
1 Corporate Way
Lansing, MI 48951

Lou E. Hensley                                  Vice President - Corporate Development
1 Corporate Way
Lansing, MI  48951

Andrew B. Hopping                               Executive Vice President, Chief Financial Officer,
1 Corporate Way                                 Treasurer & Director
Lansing, MI 48951

Stephen A. Hrapkiewicz, Jr.                     Senior Vice President - Human Resources
1 Corporate Way
Lansing, MI 48951

Thomas Hull                                     Vice President - Illustration Officer
8055 East Tufts Avenue
Suite 1100
Denver, CO 80237

Clifford J. Jack                                Executive Vice President and Chief Distribution Officer
8055 East Tufts Avenue
Suite 1000
Denver, CO 80237

Cheryl L. Johns                                 Vice President - Life Division
1 Corporate Way
Lansing, MI 48951

Timo P. Kokko                                   Vice President - Support Services
1 Corporate Way
Lansing, MI 48951

Everett W. Kunzelman                            Vice President - Underwriting
1 Corporate Way
Lansing, MI 48951

Lynn W. Lopes                                   Vice President - Group Pension
1 Corporate Way
Lansing, Michigan 48951

Clark P. Manning                                President, Chief Executive Officer and Director
1 Corporate Way
Lansing, MI 48951

Herbert G. May III                              Chief Administrative Officer
275 Grove St Building 2
4th floor
Auburndale, MA 02466

Thomas J. Meyer                                 Senior Vice President, General Counsel and Secretary
1 Corporate Way
Lansing, MI 48951

Keith R. Moore                                  Vice President - Technology
1 Corporate Way
Lansing, MI 48951

Jacky Morin                                     Vice President - Group Pension
1 Corporate Way
Lansing, Michigan 48951

P. Chad Myers                                   Senior Vice President - Asset/Liability Management
1 Corporate Way
Lansing, MI 48951

J. George Napoles                               Executive Vice President & Chief Information Officer
1 Corporate Way
Lansing, MI 48951

Mark D. Nerud                                   Vice President - Fund Accounting and Administration
225 West Wacker
Suite 1200
Chicago, IL 60606

Russell E. Peck                                 Vice President - Financial Operations
1 Corporate Way
Lansing, MI 48951

Bradley J. Powell                               Vice President - Institutional Marketing Group
210 Interstate North Parkway
Suite 401
Atlanta, GA 30339-2120

Laura L. Prieskorn                              Vice President - Model Office
1 Corporate Way
Lansing, MI 48951

James B. Quinn                                  Vice President - Broker Management
1 Corporate Way
Lansing, MI 48951

James R. Sopha                                  Executive Vice President - Corporate Development
1 Corporate Way
Lansing, MI 48951

Scott L. Stolz                                  Senior Vice President - Administration
1 Corporate Way
Lansing, MI 48951

Robert M. Tucker                                Vice President - Regional IT
1 Corporate Way
Lansing, MI 48951

Michael A. Wells                                Chief Operating Officer & Director
401 Wilshire Blvd.
Suite 1200
Santa Monica, CA 90401

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

                              STATE OF                    CONTROL/                 PRINCIPAL
          COMPANY           ORGANIZATION                  OWNERSHIP                 BUSINESS
          -------            ---------                    --------                  ---------
Alaiedon, LLC                Michigan                   100% Hermitage
                                                        Management LLC

Alcona Funding LLC           Delaware                   100% Jackson National    Investment Related Company
                                                        Life Insurance Company

Berrien Funding LLC          Delaware                   100% Jackson National    Investment Related Company
                                                        Life Insurance Company

Brooke Finance Corporation   Delaware                   100% Brooke Holdings,    Finance Company
                                                        Inc.

Brooke Holdings, Inc.        Delaware                   100% Brooke Holdings     Holding Company Activities
                                                        (UK) Limited

Brooke Holdings (UK)         United Kingdom             100% Holborn Delaware    Holding Company Activities
Limited                                                 Corporation

Brooke Investment, Inc.      Delaware                   100% Brooke Holdings,    Investment Related Company
                                                        Inc.

Brooke Life Insurance        Michigan                   100% Brooke Holdings,    Life Insurance
Company                                                 Inc.

Brooke (Jersey) Limited      United Kingdom             100% Prudential One      Holding Company Activities
                                                        Limited

Calhoun Funding LLC          Delaware                   100% Jackson National    Investment Related Company
                                                        Life Insurance Company

Crescent Telephone           Delaware                   100% Jackson National    Telecommunications
                                                        Life Insurance Company

Curian Capital, LLC          Michigan                   100% Jackson National    Registered Investment
                                                        Life Insurance Company   Advisor

GCI Holding Corporation      Delaware                   70% Jackson National     Holding Company Activities
                                                        Life Insurance Company

Gloucester Holdings          Delaware                   100% Jackson National    Adhesives
                                                        Life Insurance Company

GS28 Limited                 United Kingdom             100% Brooke Holdings     Holding Company Activities
                                                        (UK) Limited

Hermitage Management, LLC    Michigan                   100% Jackson National    Advertising Agency
                                                        Life Company Insurance

Holborn Delaware             Delaware                   80% Prudential One       Holding Company Activities
Corporation                                             Limited, 10%
                                                        Prudential Two
                                                        Limited, 10%
                                                        Prudential Three
                                                        Limited

Holliston Mills              Delaware                   70% Jackson National     Textile Mfg.
                                                        Life Insurance Company

Industrial Coatings Group    Delaware                   70% Jackson National     Textile Mfg.
                                                        Life Insurance Company

IFC Holdings, Inc.           Delaware                   100% National Planning   Broker/Dealer
                                                        Holdings Inc.

Investment Centers of        Delaware                   100% IFC Holdings, Inc.  Broker/Dealer
America

IPM Products Group           Delaware                   100% Jackson National    Auto Parts
                                                        Life Insurance Company

Jackson Federal Bank         USA                        100% JNL Thrift          Savings & Loan
                                                        Holdings, Inc.

Jackson National Asset       Michigan                   100% Jackson National    Investment Adviser and
Management, LLC                                         Life Insurance Company   Transfer Agent

Jackson National Life        Bermuda                    100% Jackson National    Life Insurance
(Bermuda) Ltd.                                          Life Insurance Company

Jackson National Life        Delaware                   100% Jackson National    Advertising/ Marketing
Distributors, Inc.                                      Life Insurance Company   Corporation and
                                                                                 Broker/Dealer

Jackson National Life        New York                   100% Jackson National    Life Insurance
Insurance Company of New                                Life Insurance Company
York

JNLI LLC                     Delaware                   100% Jackson National    Tuscany Notes
                                                        Life Insurance Company

JNL Securities, LLC          Michigan                   100% Curian Capital,     Broker/Dealer and
                                                        LLC                      Insurance Agency

JNL Series Trust             Massachusetts              Common Law Trust with    Investment Company
                                                        contractual
                                                        association with
                                                        Jackson National Life
                                                        Insurance Company of
                                                        New York

JNL Thrift Holdings, Inc.    Michigan                   100% Jackson National    Holding Company
                                                        Life Insurance Company

JNL Variable Fund LLC        Delaware                   100% Jackson National    Investment Company
                                                        Separate Account - I

JNL Variable Fund III LLC    Delaware                   100% Jackson National    Investment Company
                                                        Separate Account III


JNL Variable Fund IV LLC     Delaware                   100% Jackson National    Investment Company
                                                        Separate Account IV

JNL Variable Fund V LLC      Delaware                   100% Jackson National    Investment Company
                                                        Separate Account V

JNLNY Variable Fund I LLC    Delaware                   100% JNLNY Separate      Investment Company
                                                        Account I

JNLNY Variable Fund II LLC   Delaware                   100% JNLNY Separate      Investment Company
                                                        Account II

LePages Management Co., LLC  Delaware                   50% Jackson National     Adhesives
                                                        Life Insurance Company
National Planning            Delaware                   100% National Planning   Broker/Dealer and
Corporation                                             Holdings, Inc.           Investment Adviser

National Planning            Delaware                   100% Brooke Holdings,    Holding Company Activities
Holdings, Inc.                                          Inc.

PPM Holdings, Inc.           Delaware                   100% Brooke Holdings,    Holding Company Activities
                                                        Inc.

Prudential Atlantic          Ireland                    100% Prudential          Reinsurance
Reinsurance Company                                     Corporation Holdings
                                                        Limited
Prudential Corporation       United Kingdom             100% Prudential          Holding Company Activities
Holdings Limited                                        Corporation plc

Prudential plc               United Kingdom             Publicly Traded          Financial Institution
Prudential One Limited       United Kingdom             100% Prudential          Holding Company Activities
                                                        Corporation Holdings
                                                        Limited

Prudential Two Limited       United Kingdom             100% Prudential One      Holding Company Activities
                                                        Limited

Prudential Three Limited     United Kingdom             100% Prudential One      Holding Company Activities
                                                        Limited

SII Investments, Inc.        Wisconsin                  100% National Planning   Broker/Dealer
                                                        Holdings, Inc.

ITEM 30. INDEMNIFICATION

Provision is made in the Company's By-Laws for indemnification by the Company of any person made or threatened to be made a party to an action or proceeding, whether civil or criminal by reason of the fact that he or she is or was a director, officer or employee of the Company or then serves or has served any other corporation in any capacity at the request of the Company, against expenses, judgments, fines and amounts paid in settlement to the full extent that officers and directors are permitted to be indemnified by the laws of the State of New York.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a) Jackson National Life Distributors, Inc. acts as general distributor for the JNLNY Separate Account IV. Jackson National Life Distributors, Inc. also acts as general distributor for JNLNY Separate Account I, JNLNY Separate Account II, JNL Series Trust and JNLNY Variable Fund I LLC.

(b)

(1) Name and Principal Business Address           (2) Positions and Offices with Depositor

Michael A. Wells                                  Director
401 Wilshire Blvd.
Suite 1200
Santa Monica, CA 90401

Thomas J. Meyer                                   Director
1 Corporate Way
Lansing, Michigan 48951

Clark P. Manning                                  Director
1 Corporate Way
Lansing, MI 48951

Andrew B. Hopping                                 Director
1 Corporate Way
Lansing, Michigan

Clifford J. Jack                                  President and Chief Executive Officer
8055 E. Tufts Avenue
Suite 1000
Denver, CO 80237

Nikhil Advani                                     Vice President - Product Management
8055 E. Tufts Avenue
Suite 1000
Denver, CO 80237

Kendall Best                                      Vice President - Strategic Relations
401 Wilshire Blvd.
Suite 1200
Santa Monica, CA 90401

William Britt                                     Vice President - Market Planning and Analysis
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Tori Bullen                                       Vice President - Institutional Marketing Group
210 Interstate North Parkway
Suite 401
Atlanta, GA 30339-2120

Doug Campbell                                     Senior Vice President and National Sales Director
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Allan Chiulli                                     Executive Vice President - Investment Manager Relations
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Maura Collins                                     Vice President - Regulatory Accounting and Special
8055 E. Tufts Avenue                              Projects
Suite 1000
Denver, CO 80237

Robert DeChellis                                  Executive Vice President - National Sales Manager
8055 E. Tufts Avenue
Suite 1000
Denver, CO 80237

Anthony L. Dowling                                Assistant Vice President & Chief Compliance Officer
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Joseph D. Emanuel                                 Executive Vice President
8055 E. Tufts Avenue
Suite 1000
Denver, CO 80237

Steve Goldberg                                    Vice President - Guaranteed Product Development
8055 E. Tufts Avenue
Suite 1000
Denver, CO 80237

Luis Gomez                                        Vice President - Marketing
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Thomas Hull                                       Vice President - Life Product Development
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Thomas Hurley                                     Vice President - Market Research
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

John Kawauchi                                     Senior Vice President - Marketing and Corporate
8055 E. Tufts Avenue                              Communications
Suite 1100
Denver, CO 80237

Steve Kluever                                     Vice President - Variable Product Development
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Nicholas Koutouras                                Vice President - Offshore Product Management
401 Wilshire Blvd.
Suite 1200
Santa Monica, CA 90401

David Lilien                                      Senior Vice President - National Sales Development
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

James Livingston                                  Senior Vice President - Product Development
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Susan McClure                                     Vice President - Business Development and Chief of Staff
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Lisa Pedote                                       Vice President - Finance
401 Wilshire Blvd.
Suite 1200
Santa Monica, CA 90401

Bradley J. Powell                                 Executive Vice President
210 Interstate North Parkway
Suite 401
Atlanta, GA 30339-2120

Peter Radloff                                     Vice President - Marketing
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Gregory B. Salsbury                               Executive Vice President
401 Wilshire Blvd.
Suite 1200
Santa Monica, CA 90401

James L. Simon                                    Secretary
1 Corporate Way
Lansing, MI 48951

Greg Smith                                        Senior Vice President - Project Management/Business
8055 E. Tufts Avenue                              Solutions
Suite 1100
Denver, CO 80237

David Sprague                                     Vice President - National Sales Development
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Phil Wright                                       Vice President - Communications
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

(c)


                        Compensation on Events Occasioning
Name of Principal       the Deduction of a Deferred Sales      Brokerage           Other
Underwriter             Load                                   Commissions         Compensation
----------------------- -------------------------------------- ------------------- -------------------------

Jackson National Life   Not Applicable                         Not Applicable      Not Applicable
Distributors, Inc.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

               Jackson National Life Insurance Company of New York 2900 Westchester Avenue
               Purchase, NY 10577

               Jackson National Life Insurance Company of New York Institutional Marketing Group Service Center
               1 Corporate Way
               Lansing, MI 48951

               Jackson National Life Insurance Company of New York Annuity Service Center
               8055 East Tufts Ave., Second Floor
               Denver, CO 80237

               Jackson National Life Insurance Company of New York 225 West Wacker Drive, Suite 1200
               Chicago, IL  60606

ITEM 33. MANAGEMENT SERVICES

Not Applicable

ITEM 34. FEE REPRESENTATION

Jackson National Life Insurance Company of New York represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Jackson National Life Insurance Company of New York.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment and has caused this Post-Effective Amendment to be signed on its behalf, in the City of Lansing, and State of Michigan, on this 30th day of December, 2003.


                          JNLNY Separate Account - IV (Registrant)

                     By:  Jackson National Life Insurance Company of New York

                     By:  /s/ Thomas J. Meyer*
                          -------------------------------------------
                          Andrew B. Hopping
                          Executive Vice President -
                          Chief Financial Officer, Treasurer and Director

                          Jackson National Insurance Company of New York (Depositor)

                     By:  /s/ Thomas J. Meyer*
                          -------------------------------------------
                          Andrew B. Hopping
                          Executive Vice President -
                          Chief Financial Officer, Treasurer and Director

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/S/ CLARK P. MANNING*                                     December 30, 2003
---------------------                                     ----------------
Clark P. Manning
President and Chief Executive Officer and
Director

/S/ ANDREW B. HOPPING*                                    December 30, 2003
----------------------                                    ----------------
Andrew B. Hopping
Executive Vice President - Chief Financial
Officer, Treasurer and Director

/S/ BRADLEY J. POWELL*                                    December 30, 2003
----------------------                                    ----------------
Bradley J. Powell
Vice President - IMG and Director

/S/ HERBERT G. MAY III*                                   December 30, 2003
-----------------------                                   ----------------
Herbert G. May III
Chief Administrative Officer and Director

/S/ JAMES G. GOLEMBIEWSKI*                                December 30, 2003
--------------------------                                ----------------
James G. Golembiewski
Vice President, Associate General Counsel and
Director

/S/ THOMAS J. MEYER                                       December 30, 2003
-------------------                                       ----------------
Thomas J. Meyer
Senior Vice President, General Counsel and
Director

/S/ DONALD B. HENDERSON, JR.*                             December 30, 2003
-----------------------------                             ----------------
Donald B. Henderson, Jr.
Director

/S/ HENRY J. JACOBY*                                      December 30, 2003
--------------------                                      ----------------
Henry J. Jacoby
Director

/S/ DAVID L. PORTEOUS*                                    December 30, 2003
----------------------                                    ----------------
David L. Porteous
Director

/S/ DONALD T. DECARLO*                                    December 30, 2003
----------------------                                    ----------------
Donald T. DeCarlo
Director

* By Thomas J. Meyer
Senior Vice President, Secretary,
General Counsel and Attorney-in-Fact

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of Variable Life Insurance Contracts in connection with the JNLNY Separate Account IV and other separate accounts of Jackson National Life Insurance Company of New York, hereby constitute and appoint Thomas J. Meyer, Andrew B. Hopping and Clark P. Manning, his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest with seal and to file the same, with all exhibits thereto and other granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be a single document.

         IN WITNESS WHEREOF, each of the undersigned director and/or officer hereby executes this Power of Attorney as of the 6th day of January 2003.

/s/ Clark P. Manning
------------------------------------------
Clark P. Manning
President and Chief Executive Officer

/s/ Andrew B. Hopping
------------------------------------------
Andrew B. Hopping
Executive Vice President, Chief Financial Officer
and Director

/s/ Bradley J. Powell
------------------------------------------
Bradley J. Powell
Vice President - IMG and Director

/s/ Herbert G. May III
------------------------------------------
Herbert G. May III
Chief Administrative Officer and Director

/s/ James G. Golembiewski
------------------------------------------
James G. Golembiewski
Vice President, Associate General Counsel and Director

/s/ Thomas J. Meyer
------------------------------------------
Thomas J. Meyer
Senior Vice President, General Counsel and Director

/s/ Donald B. Henderson, Jr.
------------------------------------------
Donald B. Henderson, Jr.
Director

/s/ Henry J. Jacoby
------------------------------------------
Henry J. Jacoby
Director

/s/ David L. Porteous
------------------------------------------
David L. Porteous
Director

/s/ Donald T. DeCarlo
------------------------------------------
Donald T. DeCarlo
Director

                                  Exhibit Index


EXHIBIT                    DESCRIPTION


27(k)    Legal Opinion and Consent of Counsel, attached as EX-99.27(k)

27(l)    Actuarial Opinion, attached as EX-99.27(l)

27(m)    Sample Calculations, attached as EX-99.27(m)

27(n)    Opinion of Independent Accountant, attached as EX-99.27(n)

27(q)    Redeemability Exemption, attached as EX-99.27(q)